As filed with the Securities and Exchange Commission on December 1, 2008
REGISTRATION NO. 333-_________

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
______________________

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(EXACT NAME OF  REGISTRANT AS SPECIFIED IN ITS CHARTER)
_______________________

Delaware	04-2461439
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481  (781) 237-6030
(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
_______________________

Sandra M. DaDalt, Esq.
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 1335
Wellesley Hills, Massachusetts 02481
(800) 786-5433
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
_______________________

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, NW, Suite 400E
Washington, D.C. 20007-0805
(202) 965-8156
______________________

Approximate date of commencement of proposed sale to the public: As soon as practicable following effectiveness of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (other than securities offered only in connection with dividend or interest reinvestment plans), check the following box.  ☑

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check One):

Large accelerated filer	□	Accelerated filer	□

Non-accelerated filer	☑	Smaller reporting company	□

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered (1)	Proposed maximum aggregate price per unit(2)	Proposed maximum aggregate offering price (2)	Amount of registration fee
Market value adjusted interests under deferred annuity contracts(3) . . . . . . . .	$2,544,550	100%	100%	$100(4)

(1)

An indeterminate number or amount of market value adjusted interests under deferred annuity contracts of Sun Life Insurance and Annuity Company of New York that may from time to time be issued at indeterminate prices, in U.S. dollars. In no event will the aggregate maximum offering price of all securities issued pursuant to this registration statement exceed $2,544,550.

(2)	Estimated solely for the purpose of determining the amount of the registration fee.

(3)
The market value adjusted interests registered hereby are the "Guarantee Periods" issued on terms and conditions set forth in deferred annuity contracts and described in the prospectuses contained in this registration statement.

(4)
This amount was paid in connection with the initial filing on September 25, 2000 of a predecessor registration statement (Commission File No. 333-46566) with respect to the offering to be registered hereon, and that amount of fee is being included herein (together with the $2,544,550 of securities registered hereby) pursuant to Rule 415(a)(6) under the Securities Act of 1933. Accordingly, no additional registration fee is being paid herewith.

The Registrant hereby amends his Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SUPPLEMENT DATED _________, 2009
TO THE

PROSPECTUS DATED MAY 1, 2007
For the following Contract:
MFS REGATTA FLEX II

and

PROSPECTUSES DATED MAY 1, 2006
For the following Contracts:
MFS REGATTA ACCESS
MFS REGATTA FLEX FOUR
FUTURITY
FUTURITY FOCUS II
FUTURITY SELECT FOUR

This Supplement revises certain of the information contained in the above-listed Prospectuses (as previously supplemented) that pertain to annuity Contracts issued by us. We are Sun Life Assurance Company of Canada (U.S.), and words and phrases used in this Supplement have the same meaning as the Prospectus gives to them.

This Supplement is being provided to you as a Participant under one of the above-listed Contracts. You should retain this Supplement with the Prospectus for future reference. If you need an additional copy of the Prospectus or any supplement thereto, please call (800) 752-7215.

New Toll-Free Phone Number: In addition to any other phone number given on the cover page of your Prospectus, you may now communicate with us for most purposes concerning your Contract by calling (800) 752-7215.

New Location for Securities and Exchange Commission Public Reference Room in Washington, D.C.: Under the heading “Available Information” in the Prospectus, we disclose the address of the SEC’s Washington, D.C., public reference facilities, which is one place that you can read and copy certain materials that we file with the SEC. The new location for these SEC facilities is the Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

Update of Information Incorporated by Reference. Under the heading “Incorporation of Certain Documents by Reference” in the Prospectus, we describe certain documents that we incorporate by reference into the Prospectus. That description is revised to read as follows:

The Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Supplement and prior to the termination of the offering, shall be deemed incorporated by reference into the Prospectus.

Experts: The following is hereby added to the Prospectus:

EXPERTS

The consolidated financial statements incorporated herein by reference from the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 have been audited by _____________, an independent registered public accounting firm, as stated in their report (which report expresses an unqualified opinion on the consolidated financial statements), which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

SUPPLEMENT DATED SEPTEMBER 25, 2008
TO

PROSPECTUSES DATED MAY 1, 2008
FOR MFS REGATTA PLATINUM, MFS REGATTA GOLD, FUTURITY II,
MFS REGATTA CHOICE, FUTURITY III, MFS REGATTA EXTRA,
SUN LIFE FINANCIAL MASTERSSM ACCESS, SUN LIFE FINANCIAL MASTERSSM EXTRA,
SUN LIFE FINANCIAL MASTERSSM CHOICE, AND SUN LIFE FINANCIAL MASTERSSM FLEX,

PROSPECTUSES DATED MAY 1, 2007
MFS REGATTA FLEX II, MFS REGATTA CHOICE II,

PROSPECTUSES DATED JULY 18, 2006
FOR MFS REGATTA CLASSIC, FUTURITY FOCUS, AND MFS REGATTA,

AND PROSPECTUSES DATED MAY 1, 2006
FOR SUN LIFE FINANCIAL MASTERS IV, SUN LIFE FINANCIAL MASTERS VII,
MFS REGATTA ACCESS, FUTURITY FOCUS II, MFS REGATTA FLEX FOUR,
FUTURITY SELECT FOUR, FUTURITY ACCOLADE, FUTURITY, COLUMBIA ALL-STAR,
COLUMBIA ALL-STAR EXTRA, COLUMBIA ALL-STAR FREEDOM,
COLUMBIA ALL-STAR TRADITIONS, FUTURITY SELECT FOUR PLUS,
FUTURITY SELECT INCENTIVE, FUTURITY SELECT FREEDOM, AND FUTURITY SELECT SEVEN

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective October 1, 2008, we will no longer issue any new annuities under Section 403(b) of the Internal Revenue Code (so-called Section 403(b) annuities or tax-sheltered annuities, including Texas Optional Retirement Program annuities) (“TSAs”).  After December 31, 2008, we will no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

The TSA regulations provide that TSA hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.  Hardship withdrawals are fully taxable, plus you may be required to pay a 10% federal income tax penalty.  A hardship withdrawal may not be repaid once taken.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

If you wish to transfer or exchange your TSA for another TSA within the same or different TSA plan, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer or exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

Please retain this supplement with your prospectus for future reference.

SUPPLEMENT DATED MAY 1, 2008
TO

PROSPECTUSES DATED MAY 1, 2007
FOR REGATTA CHOICE II AND REGATTA FLEX II

PROSPECTUS DATED JULY 18, 2006
FOR MFS REGATTA CLASSIC

AND PROSPECTUSES DATED MAY 1, 2006
FOR SUN LIFE FINANCIAL MASTERS IV, SUN LIFE FINANCIAL MASTERS VII,
MFS REGATTA ACCESS, MFS REGATTA FLEX FOUR, AND MFS REGATTA

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

In the "Distribution of the Contracts" section, “National Association of Securities Dealers, Inc.” is replaced with “Financial Industry Regulatory Authority” and “NASD” is replaced with “FINRA”.

Please retain this supplement with your prospectus for future reference.

PROSPECTUS
MAY 1, 2006
MFS REGATTA FLEX-4

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following fund options of the MFS/Sun Life Series Trust (the "Funds"):""

Large-Cap Value Equity Funds	Mid-Cap Blend Equity Funds
MFS/ Sun Life Global Total Return - S Class	MFS/ Sun Life Mid Cap Value - S Class
MFS/ Sun Life International Value - S Class	Mid-Cap Growth Equity Funds
MFS/ Sun Life Strategic Value - S Class	MFS/ Sun Life Mid Cap Growth - S Class
MFS/Sun Life Total Return - S Class	Small-Cap Growth Equity Funds
MFS/ Sun Life Value - S Class	MFS/ Sun Life New Discovery - S Class
Large-Cap Blend Equity Funds	Specialty Funds
MFS/ Sun Life Core Equity - S Class	MFS/ Sun Life Technology - S Class
MFS/ Sun Life Capital Opportunities - S Class	MFS/ Sun Life Utilities - S Class
MFS/ Sun Life Emerging Markets Equity - S Class	High-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Massachusetts Investors Trust - S Class	MFS/ Sun Life Government Securities - S Class
MFS/ Sun Life Research - S Class	MFS/ Sun Life Global Governments - S Class
MFS/ Sun Life Research International - S Class	Medium-Quality Intermediate-Term Bond Funds
Large-Cap Growth Equity Funds	MFS/ Sun Life Bond - S Class
MFS/ Sun Life Capital Appreciation - S Class	MFS/ Sun Life Strategic Income - S Class
MFS/ Sun Life Emerging Growth - S Class	Low-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Global Growth - S Class	MFS/ Sun Life High Yield - S Class
MFS/ Sun Life International Growth - S Class	Money Market Funds
MFS/ Sun Life Massachusetts Investors Growth	MFS/ Sun Life Money Market - S Class
Stock - S Class
MFS/ Sun Life Strategic Growth - S Class

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS/Sun Life Series Trust.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Series Fund Prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 44 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http:// www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. BOX 9133
Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

Special Terms [INSERT PAGE NUMBER]
Product Highlights [INSERT PAGE NUMBER]
Fees and Expenses [INSERT PAGE NUMBER]
Variable Account Annual Expenses [INSERT PAGE NUMBER]
Example [INSERT PAGE NUMBER]
Condensed Financial Information [INSERT PAGE NUMBER]
The Annuity Contract [INSERT PAGE NUMBER]
Communicating to Us About Your Contract [INSERT PAGE NUMBER]
Sun Life Assurance Company of Canada (U.S.) [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
Variable Account Options: The Funds [INSERT PAGE NUMBER]
The Fixed Account [INSERT PAGE NUMBER]
The Fixed Account Options: The Guarantee Periods [INSERT PAGE NUMBER]
The Accumulation Phase [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
Withdrawals, Withdrawal Charge and Market Value Adjustment [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
Contract Charges [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges For Optional Death Benefit Riders [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Selecting Multiple Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
The Income Phase -- Annuity Provisions [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
Other Contract Provisions [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Periodic Reports [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
Tax Considerations [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
Administration of the Contract [INSERT PAGE NUMBER]
Distribution of the Contract [INSERT PAGE NUMBER]
Performance Information [INSERT PAGE NUMBER]
Available Information [INSERT PAGE NUMBER]
Incorporation of Certain Documents by Reference [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Table of Contents of Statement of Additional Information [INSERT PAGE NUMBER]
Appendix A -- Glossary [INSERT PAGE NUMBER]
Appendix B -- Market Value Adjustment [INSERT PAGE NUMBER]
Appendix C -- Calculation of Basic Death Benefit [INSERT PAGE NUMBER]
Appendix D -- Calculation of EEB Optional Death Benefit Rider [INSERT PAGE NUMBER]
Appendix E -- Calculation of Death Benefit When EEB and MAV and 5% Roll-Up Riders are Selected [INSERT PAGE NUMBER]
Appendix F -- Calculation of EEB Plus Optional Death Benefit [INSERT PAGE NUMBER]
Appendix G -- Calculation of EEB Plus with MAV Optional Death Benefit[INSERT PAGE NUMBER]
Appendix H -- Calculation of EEB Plus with 5% Roll-Up Optional Death Benefit                                                                                                                                          [INSERT PAGE NUMBER]
Appendix I -- Investment Options and Expenses for Initial Class Shares [INSERT PAGE NUMBER]
Appendix J -- Condensed Financial Information [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The MFS Regatta Flex-4 Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing one or more optional death benefit riders.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS/Sun Life Series Trust, an open-end management investment company registered under the Investment Company Act of 1940.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee.  We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.20% of the average daily value of the Contract invested in the Variable Account, if your initial Purchase Payment was less than $1,000,000, or 0.95% if your initial Purchase Payment was $1,000,000 or more.  We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account.  If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn.  The withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% in the first Contract year and declines to 0% after four years.

Currently, you can make 12 free transfers each year;  however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect one or more of the optional death benefit riders, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.15% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider(s) you elect.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Contract Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing one or more of the optional death benefit riders available in your state.  If you are 85 or younger on your Contract Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Contract Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. During the first four Account Years, this "free withdrawal amount" equals 10% of the amount of all Purchase Payments made.  All other amounts are subject to a withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income.  If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

         Sun Life Assurance Company of Canada (U.S.)
         P. O. Box 9133
         Wellesley Hills, Massachusetts  02481
         Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	6%*

Maximum Transfer Fee (currently $0):	$15**

Premium Taxes (as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***

*	Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
	0-1	6%
	1-2	6%
	2-3	5%
	3-4	5%
	4 or more	0%

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 4 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer.  We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

***
The premium tax rate and base vary by state and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Deductions for Premium Taxes."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses
(as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.20%**
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charges for Optional Features

Maximum Charge for Optional Death Benefit Rider:	0.40%***

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Riders:	1.75%

*
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more in value on your Account Anniversary. (See "Account Fee.")

**	If your initial Purchase Payment is $100,000 or more, the mortality and expense risks charge will be 0.95% of average daily net Variable Account assets. (See "Mortality and Expense Risks Charge.")

***	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected as follows:

Rider(s) Elected	% of Average Daily Value
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.85%	1.69%

*	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits.  The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.85% and 1.56%, respectively.  Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits.  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$905	$1,558	$1,836	$3,809

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$357	$1,085	$1,836	$3,809

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix J.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments your select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract.  A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ""ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund.

The Series Fund is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in a number of investment options (each, a "Fund"), each corresponding to one of the portfolios. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS, as its investment adviser, for services rendered pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS. We undertake no obligation in this regard.

MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

More comprehensive information about the Series Fund and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Series Fund prospectus. You should read the Series Fund prospectus carefully before investing. The prospectus and statement of additional information of the Series Fund is available by calling (800) 752-7215.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the Covered Person dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that extends beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your aaximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners.  Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g. no overnight, priority, or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy.  Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests.  We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

 We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks.  The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.
'
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, mortality and expense risk charges, the administrative service fee or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following optional programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs.  That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models.  If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal Program

You may select our Systematic Withdrawal Program.

Under this program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. The withdrawals under this program may be subject to surrender charges or a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.

You may change or stop this program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount.  In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

The "free withdrawal amount" is equal to 10% of the amount of all Purchase Payments you have made. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

The "free withdrawal amount" that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

When you take a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Contract Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

Number of Account Years
Since Your	Withdrawal
Contract Date	Charge
0-1	6%
1-2	6%
2-3	5%
3-4	5%
4 or more	0%

The withdrawal charge will never be greater than 6% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract, and

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.20%, if your initial Purchase Payment was less than $1,000,000, or 0.95% if your initial Purchase Payment was $1,000,000 or more. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Value
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

                                    *As defined below

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on the date we accepted your Application, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you.  Please refer to "Impact of Optional Death Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

     Earnings Enhancement ("EEB") Rider

If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

     Earnings Enhancement Plus ("EEB Plus") Rider

If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with MAV ("EEB Plus MAV") Rider

If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with 5% Roll-Up ("EEB Plus 5% Roll-Up") Rider

If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Selecting Multiple Death Benefit Riders

The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

●	MAV Rider combined with 5% Roll-Up Rider: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

●
MAV Rider combined with EEB Rider: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

●
EEB Rider combined with 5% Roll-Up Rider: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

●
MAV Rider, the 5% Roll-Up Rider and the EEB Rider: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract.  This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A -- Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B -- Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C -- Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D -- Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8 and 9-year periods certain are not available if your Account has been issued within the past 4 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.35% of your average daily net assets (1.10% if your initial Purchase Payment was $1,000,000 or more).

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the Owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Contract Owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the "investment in the contract" is not affected by the Owner's or Annuitant's death, i.e., the investment in the Contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income.  Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. . It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider, you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code.  We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts".  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis.  Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Contract Owner or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 5.50% of Purchase Payments, and 1.00% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $202,894, $23,807, and $12,401, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial purchase payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.
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To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Flex-4 Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City	State Zip

Telephone

APPENDIX A
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-business day, the previous business day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there are Co-Participants of a Non-Qualified Contract, the surviving Co-Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SERIES FUND: MFS/Sun Life Series Trust.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account) Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Hypothetical	Free	Subject To	Withdrawal	Withdrawal
	Account	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Amount	Charge	Percentage	Amount

1a	$41,000	$ 4,000	$37,000	6.00%	$2,220
2	$44,200	$ 4,000	$40,000	6.00%	$2,400
3b	$47,700	$ 4,000	$40,000	5.00%	$2,000
4	$51,500	$ 4,000	$40,000	5.00%	$2,000
5c	$55,600	$55,600	$ 0	0.00%	$ 0
6	$60,000	$60,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your unliquidated Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your unliquidated Purchase Payments.

(c)	In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of 4 partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.

							Remaining	Remaining
	Hypothetical	Free		Amount of			Free	Hypothetical
	Account	Withdrawal		Withdrawal			Withdrawal	Account
	Value	Amount	Amount	Subject to	Withdrawal	Withdrawal	Amount	Value
	Before	Before	of	Withdrawal	Charge	Charge	After	After
Year	Withdrawal	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal	Withdrawal

1	$41,000	$4,000	$ 0	$ 0	6.00%	$ 0	$4,000	$41,000
2	$44,200	$4,000	$ 0	$ 0	6.00%	$ 0	$4,000	$44,200
3	$47,700	$4,000	$ 0	$ 0	5.00%	$ 0	$4,000	$47,700
4a	$48,200	$4,000	$ 3,000	$ 0	5.00%	$ 0	$1,000	$45,200
4b	$46,000	$1,000	$ 8,000	$ 7,000	5.00%	$ 350	$ 0	$37,650
4c	$38,250	$ 0	$12,000	$12,000	5.00%	$ 600	$ 0	$25,650
4d	$26,050	$ 0	$22,000	$21,000	5.00%	$1,050	$ 0	$ 3,000

Totals	$26,050	$ 0	$45,000	$40,000	5.00%	$2,000	$ 0	$ 3,000

(a)
In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $33,000.

(c)
Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $21,000.

(d)
Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of unliquidated Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of unliquidated Purchase Payments is now equal to $0. Note that if the $3,000 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,000, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

Part 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:
[(1 + I) / (1 + J + b)] ^ (N/12) -1

These examples assume the following:

(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

(2)	The date of surrender is 2 years from the Expiration Date (N = 24).

(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

(4)	The interest earned in the current Account Year is $674.16.

(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor	=	[(1 + I) / (1 + J + b)] ^ (N/12) -1
	=	[(1 + .06) / (1 + .08)] ^ (24/12) - 1
	=	(.981^ 2) -1
	=	.963 -1
	=	- .037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                             ($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor	=	[(1 + I) / (1 + J + b)] ^ (N/12) -1
	=	[(1 + .06) / (1 + .05)] ^ (24/12) - 1
	=	(1.010 ^ 2) -1
	=	1.019 -1
	=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                                                             ($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 76,500.00
Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:	=	$100,000.00

example 2:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00
Cash Surrender Value*	=	$ 57,000.00
Adjusted Purchase Payments**	=	$ 75,000.00
The Basic Death Benefit would therefore be:	=	$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:
Payments x (Account Value after withdrawal divided by Account Value before withdrawal) $100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D
CALCULATION OF EEB OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000
                 --plus--
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
40% of the above amount	=	$ 14,000
Cap of 40% of Adjusted Purchase Payments	=	$ 40,000
The lesser of the above two amounts = the EEB amount	=	$ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000
                  --plus--
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 29,815
40% of the above amount	=	$ 11,926
Cap of 40% of Adjusted Purchase Payments	=	$ 34,074
The lesser of the above two amounts = the EEB amount	=	$ 11,926

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

* Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows:
Payments x (Account Value after withdrawal / Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX E
CALCULATION OF DEATH BENEFIT WHEN EEB AND MAV AND 5% ROLL-UP RIDERS ARE SELECTED

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
Maximum Anniversary Value	=	$142,000
The Death Benefit Amount would therefore	=	$142,000

            --plus--

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
40% of the above amount	=	$ 14,000
Cap of 40% of Adjusted Purchase Payments	=	$ 40,000
The lesser of the above two amounts = the EEB amount	=	$ 14,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX F
CALCULATION OF EEB PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

             --plus--

The EEB Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
40% of the above amount	=	$ 14,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus amount	=	$ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G
CALCULATION OF EEB PLUS WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

            --plus--

The EEB Plus MAV amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	=	$ 40,000
40% of the above amount	=	$ 16,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus MAV amount	=	$ 16,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H
CALCULATION OF EEB PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

             --plus--

The EEB Plus 5% Roll-Up amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	=	$ 40,000
40% of the above amount	=	$ 16,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus 5% Roll-Up amount	=	$ 16,000

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I
INVESTMENT OPTIONS AND EXPENSES FOR INITIAL CLASS SHARES
'
The variable Fund options shown in this prospectus are the "Service Class" shares of the MFS/Sun Life Series Trust.  The Service Class was first offered for sale on August 27, 2001.  All Contracts purchased on or after that date are invested in the Service Class.

Each Fund also has an "Initial Class" of shares. All Contracts purchased before August 27, 2001, are invested in the "Initial Class."  The following Initial Class Funds are available to owners of such Contracts:

Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
MFS/ Sun Life Global Total Return Series	MFS/ Sun Life Mid Cap Growth Series
MFS/ Sun Life International Value Series	Small-Cap Growth Equity Funds
MFS/Sun Life Total Return Series	MFS/ Sun Life New Discovery Series
MFS/ Sun Life Value Series	Specialty Funds
Large-Cap Blend Equity Funds	MFS/ Sun Life Technology Series
MFS/ Sun Life Core Equity Series	MFS/ Sun Life Utilities Series
MFS/ Sun Life Capital Opportunities Series	High-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Emerging Markets Equity Series	MFS/ Sun Life Government Securities Series
MFS/ Sun Life Massachusetts Investors Trust Series	MFS/ Sun Life Global Governments Series
MFS/ Sun Life Research Series	Medium-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Research International Series	MFS/ Sun Life Bond Series
Large-Cap Growth Equity Funds	MFS/ Sun Life Strategic Income Series
MFS/ Sun Life Capital Appreciation Series	Low-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Emerging Growth Series	MFS/ Sun Life High Yield Series
MFS/ Sun Life Global Growth Series	Money Market Funds
MFS/ Sun Life International Growth Series	MFS/ Sun Life Money Market Series
MFS/ Sun Life Massachusetts Investors Growth
Stock Series
MFS/ Sun Life Strategic Growth Series

The shares of the Initial Class have the same investment objectives, policies, and strategies as the shares of the Service Class. The only differences between the two classes are their expense ratios.  The "Total Annual Fund Operating Expenses" under the heading "FEES AND EXPENSES" and accompanying "EXAMPLE" associated with Initial Class expenses are shown below:

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.60%	1.31%

*	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits.  The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements, fall within the range shown above.  Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

EXAMPLE

*  *  *  *  *

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$870	$1,453	$1,654	$3,467

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$319	$974	$1,654	$3,467

APPENDIX J
CONDENSED FINANCIAL INFORMATION

The following information for REGATTA FLEX FOUR should be read in conjunction with the Variable Account's Financial Statements appearing the Statement of Additional Information.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

MFS/Sun Life Bond Series	01	2005	13.6887	13.7759	0
MFS/Sun Life Bond Series	01	2004	13.0270	13.6887	0
MFS/Sun Life Bond Series	01	2003	12.0050	13.0270	0
MFS/Sun Life Bond Series	01	2002	11.0761	12.0050	0
MFS/Sun Life Bond Series	01	2001	10.3900	11.0761	0
MFS/Sun Life Bond Series	01	2000	10.0000	10.3903	0

MFS/Sun Life Bond Series	02	2005	13.6027	13.6686	0
MFS/Sun Life Bond Series	02	2004	12.9649	13.6027	0
MFS/Sun Life Bond Series	02	2003	11.9659	12.9649	0
MFS/Sun Life Bond Series	02	2002	11.0568	11.9659	0
MFS/Sun Life Bond Series	02	2001	10.3880	11.0568	0
MFS/Sun Life Bond Series	02	2000	10.0000	10.3880	0

MFS/Sun Life Bond Series	03	2005	13.5455	13.5974	6,243
MFS/Sun Life Bond Series	03	2004	12.9235	13.5455	5,977
MFS/Sun Life Bond Series	03	2003	11.9398	12.9235	7,285
MFS/Sun Life Bond Series	03	2002	11.0439	11.9398	7,621
MFS/Sun Life Bond Series	03	2001	10.3864	11.0439	11,799
MFS/Sun Life Bond Series	03	2000	10.0000	10.3864	0

MFS/Sun Life Bond Series	04	2005	13.4601	13.4912	7,273
MFS/Sun Life Bond Series	04	2004	12.8617	13.4601	6,514
MFS/Sun Life Bond Series	04	2003	11.9008	12.8617	7,427
MFS/Sun Life Bond Series	04	2002	11.0246	11.9008	7,560
MFS/Sun Life Bond Series	04	2001	10.3841	11.0246	9,807
MFS/Sun Life Bond Series	04	2000	10.0000	10.3841	0

MFS/Sun Life Bond Series	05	2005	13.4035	13.4209	15,144
MFS/Sun Life Bond Series	05	2004	12.8207	13.4035	15,558
MFS/Sun Life Bond Series	05	2003	11.8748	12.8207	16,118
MFS/Sun Life Bond Series	05	2002	11.0117	11.8748	14,355
MFS/Sun Life Bond Series	05	2001	10.3826	11.0117	9,284
MFS/Sun Life Bond Series	05	2000	10.0000	10.3826	0

MFS/Sun Life Bond Series	06	2005	13.3189	13.3159	1,350
MFS/Sun Life Bond Series	06	2004	12.7592	13.3189	2,832
MFS/Sun Life Bond Series	06	2003	11.8360	12.7592	2,701
MFS/Sun Life Bond Series	06	2002	10.9924	11.8360	3,846
MFS/Sun Life Bond Series	06	2001	10.3803	10.9924	6,787
MFS/Sun Life Bond Series	06	2000	10.0000	10.3803	0

MFS/Sun Life Series Bond Series S Class	01	2005	12.3524	12.4115	10,744
MFS/Sun Life Series Bond Series S Class	01	2004	11.7931	12.3524	11,832
MFS/Sun Life Series Bond Series S Class	01	2003	10.8967	11.7931	12,936
MFS/Sun Life Series Bond Series S Class	01	2002	10.0828	10.8967	0
MFS/Sun Life Series Bond Series S Class	01	2001	10.0000	10.0828	0

MFS/Sun Life Series Bond Series S Class	02	2005	12.2898	12.3299	0
MFS/Sun Life Series Bond Series S Class	02	2004	11.7512	12.2898	0
MFS/Sun Life Series Bond Series S Class	02	2003	10.8744	11.7512	0
MFS/Sun Life Series Bond Series S Class	02	2002	10.0775	10.8744	0
MFS/Sun Life Series Bond Series S Class	02	2001	10.0000	10.0775	0

MFS/Sun Life Series Bond Series S Class	03	2005	12.2481	12.2756	162,946
MFS/Sun Life Series Bond Series S Class	03	2004	11.7233	12.2481	219,917
MFS/Sun Life Series Bond Series S Class	03	2003	10.8596	11.7233	232,685
MFS/Sun Life Series Bond Series S Class	03	2002	10.0740	10.8596	195,162
MFS/Sun Life Series Bond Series S Class	03	2001	10.0000	10.0740	16,464

MFS/Sun Life Series Bond Series S Class	04	2005	12.1859	12.1947	193,003
MFS/Sun Life Series Bond Series S Class	04	2004	11.6816	12.1859	211,057
MFS/Sun Life Series Bond Series S Class	04	2003	10.8374	11.6816	240,353
MFS/Sun Life Series Bond Series S Class	04	2002	10.0687	10.8374	184,111
MFS/Sun Life Series Bond Series S Class	04	2001	10.0000	10.0687	21,025

MFS/Sun Life Series Bond Series S Class	05	2005	12.1445	12.1411	100,641
MFS/Sun Life Series Bond Series S Class	05	2004	11.6538	12.1445	107,875
MFS/Sun Life Series Bond Series S Class	05	2003	10.8226	11.6538	131,873
MFS/Sun Life Series Bond Series S Class	05	2002	10.0651	10.8226	124,763
MFS/Sun Life Series Bond Series S Class	05	2001	10.0000	10.0651	11,217

MFS/Sun Life Series Bond Series S Class	06	2005	12.0826	12.0609	197,489
MFS/Sun Life Series Bond Series S Class	06	2004	11.6122	12.0826	216,416
MFS/Sun Life Series Bond Series S Class	06	2003	10.8004	11.6122	269,262
MFS/Sun Life Series Bond Series S Class	06	2002	10.0598	10.8004	297,032
MFS/Sun Life Series Bond Series S Class	06	2001	10.0000	10.0598	41,973

MFS/Sun Life Series Capital Appreciation Series	01	2005	6.0549	6.0434	0
MFS/Sun Life Series Capital Appreciation Series	01	2004	5.5147	6.0549	0
MFS/Sun Life Series Capital Appreciation Series	01	2003	4.3322	5.5147	0
MFS/Sun Life Series Capital Appreciation Series	01	2002	6.4786	4.3322	0
MFS/Sun Life Series Capital Appreciation Series	01	2001	8.7718	6.4786	0
MFS/Sun Life Series Capital Appreciation Series	01	2000	10.0000	8.7718	0

MFS/Sun Life Series Capital Appreciation Series	02	2005	6.0168	5.9963	0
MFS/Sun Life Series Capital Appreciation Series	02	2004	5.4883	6.0168	0
MFS/Sun Life Series Capital Appreciation Series	02	2003	4.3180	5.4883	0
MFS/Sun Life Series Capital Appreciation Series	02	2002	6.4673	4.3180	0
MFS/Sun Life Series Capital Appreciation Series	02	2001	8.7698	6.4673	0
MFS/Sun Life Series Capital Appreciation Series	02	2000	10.0000	8.7698	0

MFS/Sun Life Series Capital Appreciation Series	03	2005	5.9915	5.9650	49,881
MFS/Sun Life Series Capital Appreciation Series	03	2004	5.4708	5.9915	62,149
MFS/Sun Life Series Capital Appreciation Series	03	2003	4.3086	5.4708	58,714
MFS/Sun Life Series Capital Appreciation Series	03	2002	6.4597	4.3086	57,267
MFS/Sun Life Series Capital Appreciation Series	03	2001	8.7685	6.4597	55,801
MFS/Sun Life Series Capital Appreciation Series	03	2000	10.0000	8.7685	0

MFS/Sun Life Series Capital Appreciation Series	04	2005	5.9537	5.9184	19,516
MFS/Sun Life Series Capital Appreciation Series	04	2004	5.4445	5.9537	19,491
MFS/Sun Life Series Capital Appreciation Series	04	2003	4.2945	5.4445	23,346
MFS/Sun Life Series Capital Appreciation Series	04	2002	6.4484	4.2945	25,329
MFS/Sun Life Series Capital Appreciation Series	04	2001	8.7666	6.4484	17,846
MFS/Sun Life Series Capital Appreciation Series	04	2000	10.0000	8.7666	381,675

MFS/Sun Life Series Capital Appreciation Series	05	2005	5.9286	5.8875	31,843
MFS/Sun Life Series Capital Appreciation Series	05	2004	5.4271	5.9286	48,161
MFS/Sun Life Series Capital Appreciation Series	05	2003	4.2851	5.4271	44,833
MFS/Sun Life Series Capital Appreciation Series	05	2002	6.4408	4.2851	55,250
MFS/Sun Life Series Capital Appreciation Series	05	2001	8.7653	6.4408	53,620
MFS/Sun Life Series Capital Appreciation Series	05	2000	10.0000	8.7653	3,309

MFS/Sun Life Series Capital Appreciation Series	06	2005	5.8911	5.8414	5,144
MFS/Sun Life Series Capital Appreciation Series	06	2004	5.4011	5.8911	3,279
MFS/Sun Life Series Capital Appreciation Series	06	2003	4.2710	5.4011	2,963
MFS/Sun Life Series Capital Appreciation Series	06	2002	6.4295	4.2710	4,031
MFS/Sun Life Series Capital Appreciation Series	06	2001	8.7633	6.4295	2,823
MFS/Sun Life Series Capital Appreciation Series	06	2000	10.0000	8.7633	0

MFS/Sun Life Series Capital Appreciation Series S Class	01	2005	9.0225	8.9801	0
MFS/Sun Life Series Capital Appreciation Series S Class	01	2004	8.2351	9.0225	0
MFS/Sun Life Series Capital Appreciation Series S Class	01	2003	6.4875	8.2351	0
MFS/Sun Life Series Capital Appreciation Series S Class	01	2002	9.7266	6.4875	0
MFS/Sun Life Series Capital Appreciation Series S Class	01	2001	10.0000	9.7266	0

MFS/Sun Life Series Capital Appreciation Series S Class	02	2005	8.9767	8.9210	0
MFS/Sun Life Series Capital Appreciation Series S Class	02	2004	8.2058	8.9767	0
MFS/Sun Life Series Capital Appreciation Series S Class	02	2003	6.4742	8.2058	0
MFS/Sun Life Series Capital Appreciation Series S Class	02	2002	9.7215	6.4742	0
MFS/Sun Life Series Capital Appreciation Series S Class	02	2001	10.0000	9.7215	0

MFS/Sun Life Series Capital Appreciation Series S Class	03	2005	8.9462	8.8818	161,688
MFS/Sun Life Series Capital Appreciation Series S Class	03	2004	8.1863	8.9462	152,910
MFS/Sun Life Series Capital Appreciation Series S Class	03	2003	6.4654	8.1863	167,134
MFS/Sun Life Series Capital Appreciation Series S Class	03	2002	9.7181	6.4654	142,770
MFS/Sun Life Series Capital Appreciation Series S Class	03	2001	10.0000	9.7181	25,952

MFS/Sun Life Series Capital Appreciation Series S Class	04	2005	8.9007	8.8232	142,817
MFS/Sun Life Series Capital Appreciation Series S Class	04	2004	8.1571	8.9007	133,679
MFS/Sun Life Series Capital Appreciation Series S Class	04	2003	6.4521	8.1571	114,738
MFS/Sun Life Series Capital Appreciation Series S Class	04	2002	9.7130	6.4521	101,750
MFS/Sun Life Series Capital Appreciation Series S Class	04	2001	10.0000	9.7130	5,656

MFS/Sun Life Series Capital Appreciation Series S Class	05	2005	8.8706	8.7844	162,098
MFS/Sun Life Series Capital Appreciation Series S Class	05	2004	8.1377	8.8706	139,587
MFS/Sun Life Series Capital Appreciation Series S Class	05	2003	6.4433	8.1377	150,053
MFS/Sun Life Series Capital Appreciation Series S Class	05	2002	9.7096	6.4433	127,673
MFS/Sun Life Series Capital Appreciation Series S Class	05	2001	10.0000	9.7096	13,907

MFS/Sun Life Series Capital Appreciation Series S Class	06	2005	8.8253	8.7263	255,186
MFS/Sun Life Series Capital Appreciation Series S Class	06	2004	8.1086	8.8253	246,705
MFS/Sun Life Series Capital Appreciation Series S Class	06	2003	6.4300	8.1086	266,520
MFS/Sun Life Series Capital Appreciation Series S Class	06	2002	9.7044	6.4300	241,708
MFS/Sun Life Series Capital Appreciation Series S Class	06	2001	10.0000	9.7044	54,049

MFS/Sun Life Series Capital Opportunities Series	01	2005	6.4754	6.5093	0
MFS/Sun Life Series Capital Opportunities Series	01	2004	5.8047	6.4754	0
MFS/Sun Life Series Capital Opportunities Series	01	2003	4.5745	5.8047	0
MFS/Sun Life Series Capital Opportunities Series	01	2002	6.6450	4.5745	0
MFS/Sun Life Series Capital Opportunities Series	01	2001	8.9538	6.6450	0
MFS/Sun Life Series Capital Opportunities Series	01	2000	10.0000	8.9538	0

MFS/Sun Life Series Capital Opportunities Series	02	2005	6.4346	6.4586	0
MFS/Sun Life Series Capital Opportunities Series	02	2004	5.7770	6.4346	0
MFS/Sun Life Series Capital Opportunities Series	02	2003	4.5595	5.7770	0
MFS/Sun Life Series Capital Opportunities Series	02	2002	6.6334	4.5595	0
MFS/Sun Life Series Capital Opportunities Series	02	2001	8.9519	6.6334	0
MFS/Sun Life Series Capital Opportunities Series	02	2000	10.0000	8.9519	0

MFS/Sun Life Series Capital Opportunities Series	03	2005	6.4075	6.4248	10,970
MFS/Sun Life Series Capital Opportunities Series	03	2004	5.7585	6.4075	33,782
MFS/Sun Life Series Capital Opportunities Series	03	2003	4.5495	5.7585	32,100
MFS/Sun Life Series Capital Opportunities Series	03	2002	6.6257	4.5495	30,238
MFS/Sun Life Series Capital Opportunities Series	03	2001	8.9505	6.6257	34,315
MFS/Sun Life Series Capital Opportunities Series	03	2000	10.0000	8.9505	528

MFS/Sun Life Series Capital Opportunities Series	04	2005	6.3671	6.3746	4,789
MFS/Sun Life Series Capital Opportunities Series	04	2004	5.7309	6.3671	3,968
MFS/Sun Life Series Capital Opportunities Series	04	2003	4.5346	5.7309	3,994
MFS/Sun Life Series Capital Opportunities Series	04	2002	6.6140	4.5346	4,606
MFS/Sun Life Series Capital Opportunities Series	04	2001	8.9486	6.6140	5,037
MFS/Sun Life Series Capital Opportunities Series	04	2000	10.0000	8.9486	0

MFS/Sun Life Series Capital Opportunities Series	05	2005	6.3403	6.3414	42,504
MFS/Sun Life Series Capital Opportunities Series	05	2004	5.7126	6.3403	47,915
MFS/Sun Life Series Capital Opportunities Series	05	2003	4.5247	5.7126	44,638
MFS/Sun Life Series Capital Opportunities Series	05	2002	6.6063	4.5247	42,165
MFS/Sun Life Series Capital Opportunities Series	05	2001	8.9472	6.6063	38,433
MFS/Sun Life Series Capital Opportunities Series	05	2000	10.0000	8.9472	404

MFS/Sun Life Series Capital Opportunities Series	06	2005	6.3002	6.2917	4,122
MFS/Sun Life Series Capital Opportunities Series	06	2004	5.6852	6.3002	12,598
MFS/Sun Life Series Capital Opportunities Series	06	2003	4.5099	5.6852	13,510
MFS/Sun Life Series Capital Opportunities Series	06	2002	6.5947	4.5099	12,160
MFS/Sun Life Series Capital Opportunities Series	06	2001	8.9453	6.5947	12,376
MFS/Sun Life Series Capital Opportunities Series	06	2000	10.0000	8.9453	0

MFS/Sun Life Series Capital Opportunities Series S Class	01	2005	9.2147	9.2331	20,265
MFS/Sun Life Series Capital Opportunities Series S Class	01	2004	8.2805	9.2147	20,265
MFS/Sun Life Series Capital Opportunities Series S Class	01	2003	6.5409	8.2805	20,265
MFS/Sun Life Series Capital Opportunities Series S Class	01	2002	9.5218	6.5409	20,265
MFS/Sun Life Series Capital Opportunities Series S Class	01	2001	10.0000	9.5218	12,965

MFS/Sun Life Series Capital Opportunities Series S Class	02	2005	9.1679	9.1723	0
MFS/Sun Life Series Capital Opportunities Series S Class	02	2004	8.2510	9.1679	0
MFS/Sun Life Series Capital Opportunities Series S Class	02	2003	6.5275	8.2510	0
MFS/Sun Life Series Capital Opportunities Series S Class	02	2002	9.5168	6.5275	0
MFS/Sun Life Series Capital Opportunities Series S Class	02	2001	10.0000	9.5168	0

MFS/Sun Life Series Capital Opportunities Series S Class	03	2005	9.1368	9.1320	48,199
MFS/Sun Life Series Capital Opportunities Series S Class	03	2004	8.2314	9.1368	55,238
MFS/Sun Life Series Capital Opportunities Series S Class	03	2003	6.5186	8.2314	65,790
MFS/Sun Life Series Capital Opportunities Series S Class	03	2002	9.5134	6.5186	54,787
MFS/Sun Life Series Capital Opportunities Series S Class	03	2001	10.0000	9.5134	12,550

MFS/Sun Life Series Capital Opportunities Series S Class	04	2005	9.0904	9.0717	28,084
MFS/Sun Life Series Capital Opportunities Series S Class	04	2004	8.2020	9.0904	39,445
MFS/Sun Life Series Capital Opportunities Series S Class	04	2003	6.5052	8.2020	37,256
MFS/Sun Life Series Capital Opportunities Series S Class	04	2002	9.5084	6.5052	39,323
MFS/Sun Life Series Capital Opportunities Series S Class	04	2001	10.0000	9.5084	8,430

MFS/Sun Life Series Capital Opportunities Series S Class	05	2005	9.0595	9.0318	57,564
MFS/Sun Life Series Capital Opportunities Series S Class	05	2004	8.1825	9.0595	61,207
MFS/Sun Life Series Capital Opportunities Series S Class	05	2003	6.4963	8.1825	69,864
MFS/Sun Life Series Capital Opportunities Series S Class	05	2002	9.5051	6.4963	66,133
MFS/Sun Life Series Capital Opportunities Series S Class	05	2001	10.0000	9.5051	14,611

MFS/Sun Life Series Capital Opportunities Series S Class	06	2005	9.0133	8.9721	56,881
MFS/Sun Life Series Capital Opportunities Series S Class	06	2004	8.1532	9.0133	71,264
MFS/Sun Life Series Capital Opportunities Series S Class	06	2003	6.4829	8.1532	79,576
MFS/Sun Life Series Capital Opportunities Series S Class	06	2002	9.5001	6.4829	72,838
MFS/Sun Life Series Capital Opportunities Series S Class	06	2001	10.0000	9.5001	27,058

MFS/Sun Life Series Core Equity Series	01	2005	9.4994	10.0111	0
MFS/Sun Life Series Core Equity Series	01	2004	8.3793	9.4994	0
MFS/Sun Life Series Core Equity Series	01	2003	6.6261	8.3793	0
MFS/Sun Life Series Core Equity Series	01	2002	8.5244	6.6261	0
MFS/Sun Life Series Core Equity Series	01	2001	9.6740	8.5244	0
MFS/Sun Life Series Core Equity Series	01	2000	10.0000	9.6740	0

MFS/Sun Life Series Core Equity Series	02	2005	9.4397	9.9331	0
MFS/Sun Life Series Core Equity Series	02	2004	8.3393	9.4397	0
MFS/Sun Life Series Core Equity Series	02	2003	6.6045	8.3393	0
MFS/Sun Life Series Core Equity Series	02	2002	8.5095	6.6045	0
MFS/Sun Life Series Core Equity Series	02	2001	9.6719	8.5095	0
MFS/Sun Life Series Core Equity Series	02	2000	10.0000	9.6719	0

MFS/Sun Life Series Core Equity Series	03	2005	9.3999	9.8813	2,327
MFS/Sun Life Series Core Equity Series	03	2004	8.3127	9.3999	2,215
MFS/Sun Life Series Core Equity Series	03	2003	6.5901	8.3127	3,279
MFS/Sun Life Series Core Equity Series	03	2002	8.4996	6.5901	2,447
MFS/Sun Life Series Core Equity Series	03	2001	9.6704	8.4996	4,674
MFS/Sun Life Series Core Equity Series	03	2000	10.0000	9.6704	0

MFS/Sun Life Series Core Equity Series	04	2005	9.3406	9.8041	4,553
MFS/Sun Life Series Core Equity Series	04	2004	8.2729	9.3406	5,962
MFS/Sun Life Series Core Equity Series	04	2003	6.5685	8.2729	6,751
MFS/Sun Life Series Core Equity Series	04	2002	8.4847	6.5685	7,699
MFS/Sun Life Series Core Equity Series	04	2001	9.6683	8.4847	8,973
MFS/Sun Life Series Core Equity Series	04	2000	10.0000	9.6683	0

MFS/Sun Life Series Core Equity Series	05	2005	9.3014	9.7530	8,286
MFS/Sun Life Series Core Equity Series	05	2004	8.2465	9.3014	5,533
MFS/Sun Life Series Core Equity Series	05	2003	6.5542	8.2465	10,506
MFS/Sun Life Series Core Equity Series	05	2002	8.4748	6.5542	6,699
MFS/Sun Life Series Core Equity Series	05	2001	9.6669	8.4748	7,979
MFS/Sun Life Series Core Equity Series	05	2000	10.0000	9.6669	0

MFS/Sun Life Series Core Equity Series	06	2005	9.2426	9.6766	0
MFS/Sun Life Series Core Equity Series	06	2004	8.2069	9.2426	2,907
MFS/Sun Life Series Core Equity Series	06	2003	6.5327	8.2069	3,034
MFS/Sun Life Series Core Equity Series	06	2002	8.4599	6.5327	3,034
MFS/Sun Life Series Core Equity Series	06	2001	9.6647	8.4599	2,034
MFS/Sun Life Series Core Equity Series	06	2000	10.0000	9.6647	0

MFS/Sun Life Series Core Equity Series S Class	01	2005	10.9728	11.5458	18,856
MFS/Sun Life Series Core Equity Series S Class	01	2004	9.7080	10.9728	18,856
MFS/Sun Life Series Core Equity Series S Class	01	2003	7.6990	9.7080	18,856
MFS/Sun Life Series Core Equity Series S Class	01	2002	9.9317	7.6990	18,856
MFS/Sun Life Series Core Equity Series S Class	01	2001	10.0000	9.9317	12,107

MFS/Sun Life Series Core Equity Series S Class	02	2005	10.9171	11.4698	0
MFS/Sun Life Series Core Equity Series S Class	02	2004	9.6734	10.9171	0
MFS/Sun Life Series Core Equity Series S Class	02	2003	7.6833	9.6734	0
MFS/Sun Life Series Core Equity Series S Class	02	2002	9.9265	7.6833	0
MFS/Sun Life Series Core Equity Series S Class	02	2001	10.0000	9.9265	0

MFS/Sun Life Series Core Equity Series S Class	03	2005	10.8801	11.4194	45,190
MFS/Sun Life Series Core Equity Series S Class	03	2004	9.6504	10.8801	50,160
MFS/Sun Life Series Core Equity Series S Class	03	2003	7.6728	9.6504	43,544
MFS/Sun Life Series Core Equity Series S Class	03	2002	9.9230	7.6728	31,545
MFS/Sun Life Series Core Equity Series S Class	03	2001	10.0000	9.9230	2,660

MFS/Sun Life Series Core Equity Series S Class	04	2005	10.8248	11.3441	62,728
MFS/Sun Life Series Core Equity Series S Class	04	2004	9.6160	10.8248	48,505
MFS/Sun Life Series Core Equity Series S Class	04	2003	7.6571	9.6160	57,878
MFS/Sun Life Series Core Equity Series S Class	04	2002	9.9178	7.6571	30,911
MFS/Sun Life Series Core Equity Series S Class	04	2001	10.0000	9.9178	2,014

MFS/Sun Life Series Core Equity Series S Class	05	2005	10.7880	11.2942	30,572
MFS/Sun Life Series Core Equity Series S Class	05	2004	9.5932	10.7880	37,559
MFS/Sun Life Series Core Equity Series S Class	05	2003	7.6466	9.5932	40,194
MFS/Sun Life Series Core Equity Series S Class	05	2002	9.9143	7.6466	52,451
MFS/Sun Life Series Core Equity Series S Class	05	2001	10.0000	9.9143	18,724

MFS/Sun Life Series Core Equity Series S Class	06	2005	10.7330	11.2195	68,460
MFS/Sun Life Series Core Equity Series S Class	06	2004	9.5589	10.7330	62,231
MFS/Sun Life Series Core Equity Series S Class	06	2003	7.6309	9.5589	62,621
MFS/Sun Life Series Core Equity Series S Class	06	2002	9.9091	7.6309	61,966
MFS/Sun Life Series Core Equity Series S Class	06	2001	10.0000	9.9091	16,281

MFS/Sun Life Series Emerging Growth Series	01	2005	5.3837	5.8112	0
MFS/Sun Life Series Emerging Growth Series	01	2004	4.8072	5.3837	0
MFS/Sun Life Series Emerging Growth Series	01	2003	3.6964	4.8072	0
MFS/Sun Life Series Emerging Growth Series	01	2002	5.6781	3.6964	0
MFS/Sun Life Series Emerging Growth Series	01	2001	8.7767	5.6781	0
MFS/Sun Life Series Emerging Growth Series	01	2000	10.0000	8.7767	0

MFS/Sun Life Series Emerging Growth Series	02	2005	5.3498	5.7659	0
MFS/Sun Life Series Emerging Growth Series	02	2004	4.7842	5.3498	0
MFS/Sun Life Series Emerging Growth Series	02	2003	3.6843	4.7842	0
MFS/Sun Life Series Emerging Growth Series	02	2002	5.6681	3.6843	0
MFS/Sun Life Series Emerging Growth Series	02	2001	8.7747	5.6681	0
MFS/Sun Life Series Emerging Growth Series	02	2000	10.0000	8.7747	0

MFS/Sun Life Series Emerging Growth Series	03	2005	5.3273	5.7358	13,074
MFS/Sun Life Series Emerging Growth Series	03	2004	4.7689	5.3273	41,844
MFS/Sun Life Series Emerging Growth Series	03	2003	3.6763	4.7689	42,072
MFS/Sun Life Series Emerging Growth Series	03	2002	5.6615	3.6763	47,919
MFS/Sun Life Series Emerging Growth Series	03	2001	8.7734	5.6615	46,193
MFS/Sun Life Series Emerging Growth Series	03	2000	10.0000	8.7734	0

MFS/Sun Life Series Emerging Growth Series	04	2005	5.2937	5.6910	22,334
MFS/Sun Life Series Emerging Growth Series	04	2004	4.7460	5.2937	25,215
MFS/Sun Life Series Emerging Growth Series	04	2003	3.6642	4.7460	25,685
MFS/Sun Life Series Emerging Growth Series	04	2002	5.6516	3.6642	28,375
MFS/Sun Life Series Emerging Growth Series	04	2001	8.7715	5.6516	24,040
MFS/Sun Life Series Emerging Growth Series	04	2000	10.0000	8.7715	0

MFS/Sun Life Series Emerging Growth Series	05	2005	5.2714	5.6613	27,761
MFS/Sun Life Series Emerging Growth Series	05	2004	4.7309	5.2714	37,868
MFS/Sun Life Series Emerging Growth Series	05	2003	3.6562	4.7309	41,575
MFS/Sun Life Series Emerging Growth Series	05	2002	5.6449	3.6562	51,558
MFS/Sun Life Series Emerging Growth Series	05	2001	8.7702	5.6449	51,347
MFS/Sun Life Series Emerging Growth Series	05	2000	10.0000	8.7702	2,246

MFS/Sun Life Series Emerging Growth Series	06	2005	5.2380	5.6169	735
MFS/Sun Life Series Emerging Growth Series	06	2004	4.7081	5.2380	1,206
MFS/Sun Life Series Emerging Growth Series	06	2003	3.6442	4.7081	3,648
MFS/Sun Life Series Emerging Growth Series	06	2002	5.6350	3.6442	1,211
MFS/Sun Life Series Emerging Growth Series	06	2001	8.7682	5.6350	1,213
MFS/Sun Life Series Emerging Growth Series	06	2000	10.0000	8.7682	0

MFS/Sun Life Series Emerging Growth Series S Class	01	2005	9.1430	9.8473	0
MFS/Sun Life Series Emerging Growth Series S Class	01	2004	8.1839	9.1430	0
MFS/Sun Life Series Emerging Growth Series S Class	01	2003	6.3101	8.1839	0
MFS/Sun Life Series Emerging Growth Series S Class	01	2002	9.7192	6.3101	0
MFS/Sun Life Series Emerging Growth Series S Class	01	2001	10.0000	9.7192	0

MFS/Sun Life Series Emerging Growth Series S Class	02	2005	9.0966	9.7825	0
MFS/Sun Life Series Emerging Growth Series S Class	02	2004	8.1548	9.0966	0
MFS/Sun Life Series Emerging Growth Series S Class	02	2003	6.2972	8.1548	0
MFS/Sun Life Series Emerging Growth Series S Class	02	2002	9.7140	6.2972	0
MFS/Sun Life Series Emerging Growth Series S Class	02	2001	10.0000	9.7140	0

MFS/Sun Life Series Emerging Growth Series S Class	03	2005	9.0657	9.7395	59,476
MFS/Sun Life Series Emerging Growth Series S Class	03	2004	8.1354	9.0657	58,222
MFS/Sun Life Series Emerging Growth Series S Class	03	2003	6.2886	8.1354	52,054
MFS/Sun Life Series Emerging Growth Series S Class	03	2002	9.7106	6.2886	41,696
MFS/Sun Life Series Emerging Growth Series S Class	03	2001	10.0000	9.7106	8,939

MFS/Sun Life Series Emerging Growth Series S Class	04	2005	9.0196	9.6752	77,030
MFS/Sun Life Series Emerging Growth Series S Class	04	2004	8.1064	9.0196	82,028
MFS/Sun Life Series Emerging Growth Series S Class	04	2003	6.2757	8.1064	66,401
MFS/Sun Life Series Emerging Growth Series S Class	04	2002	9.7055	6.2757	64,962
MFS/Sun Life Series Emerging Growth Series S Class	04	2001	10.0000	9.7055	9,733

MFS/Sun Life Series Emerging Growth Series S Class	05	2005	8.9890	9.6327	51,491
MFS/Sun Life Series Emerging Growth Series S Class	05	2004	8.0871	8.9890	45,612
MFS/Sun Life Series Emerging Growth Series S Class	05	2003	6.2671	8.0871	41,377
MFS/Sun Life Series Emerging Growth Series S Class	05	2002	9.7021	6.2671	42,863
MFS/Sun Life Series Emerging Growth Series S Class	05	2001	10.0000	9.7021	11,817

MFS/Sun Life Series Emerging Growth Series S Class	06	2005	8.9432	9.5690	132,715
MFS/Sun Life Series Emerging Growth Series S Class	06	2004	8.0582	8.9432	134,305
MFS/Sun Life Series Emerging Growth Series S Class	06	2003	6.2542	8.0582	152,016
MFS/Sun Life Series Emerging Growth Series S Class	06	2002	9.6970	6.2542	135,620
MFS/Sun Life Series Emerging Growth Series S Class	06	2001	10.0000	9.6970	34,711

MFS/Sun Life Series Emerging Markets Equity Series	01	2005	16.9609	22.9420	0
MFS/Sun Life Series Emerging Markets Equity Series	01	2004	13.4848	16.9609	0
MFS/Sun Life Series Emerging Markets Equity Series	01	2003	8.9347	13.4848	0
MFS/Sun Life Series Emerging Markets Equity Series	01	2002	9.2125	8.9347	0
MFS/Sun Life Series Emerging Markets Equity Series	01	2001	9.4131	9.2125	0
MFS/Sun Life Series Emerging Markets Equity Series	01	2000	10.0000	9.4131	0

MFS/Sun Life Series Emerging Markets Equity Series	02	2005	16.8543	22.7633	0
MFS/Sun Life Series Emerging Markets Equity Series	02	2004	13.4204	16.8543	0
MFS/Sun Life Series Emerging Markets Equity Series	02	2003	8.9055	13.4204	0
MFS/Sun Life Series Emerging Markets Equity Series	02	2002	9.1964	8.9055	0
MFS/Sun Life Series Emerging Markets Equity Series	02	2001	9.4110	9.1964	0
MFS/Sun Life Series Emerging Markets Equity Series	02	2000	10.0000	9.4110	0

MFS/Sun Life Series Emerging Markets Equity Series	03	2005	16.7834	22.6447	2,661
MFS/Sun Life Series Emerging Markets Equity Series	03	2004	13.3776	16.7834	3,234
MFS/Sun Life Series Emerging Markets Equity Series	03	2003	8.8861	13.3776	3,844
MFS/Sun Life Series Emerging Markets Equity Series	03	2002	9.1857	8.8861	2,767
MFS/Sun Life Series Emerging Markets Equity Series	03	2001	9.4096	9.1857	2,110
MFS/Sun Life Series Emerging Markets Equity Series	03	2000	10.0000	9.4096	0

MFS/Sun Life Series Emerging Markets Equity Series	04	2005	16.6777	22.4679	803
MFS/Sun Life Series Emerging Markets Equity Series	04	2004	13.3136	16.6777	2,269
MFS/Sun Life Series Emerging Markets Equity Series	04	2003	8.8570	13.3136	1,465
MFS/Sun Life Series Emerging Markets Equity Series	04	2002	9.1696	8.8570	1,466
MFS/Sun Life Series Emerging Markets Equity Series	04	2001	9.4075	9.1696	2,309
MFS/Sun Life Series Emerging Markets Equity Series	04	2000	10.0000	9.4075	0

MFS/Sun Life Series Emerging Markets Equity Series	05	2005	16.6075	22.3508	1,826
MFS/Sun Life Series Emerging Markets Equity Series	05	2004	13.2711	16.6075	3,446
MFS/Sun Life Series Emerging Markets Equity Series	05	2003	8.8377	13.2711	2,842
MFS/Sun Life Series Emerging Markets Equity Series	05	2002	9.1589	8.8377	4,771
MFS/Sun Life Series Emerging Markets Equity Series	05	2001	9.4061	9.1589	4,429
MFS/Sun Life Series Emerging Markets Equity Series	05	2000	10.0000	9.4061	0

MFS/Sun Life Series Emerging Markets Equity Series	06	2005	16.5026	22.1759	0
MFS/Sun Life Series Emerging Markets Equity Series	06	2004	13.2074	16.5026	0
MFS/Sun Life Series Emerging Markets Equity Series	06	2003	8.8087	13.2074	0
MFS/Sun Life Series Emerging Markets Equity Series	06	2002	9.1428	8.8087	0
MFS/Sun Life Series Emerging Markets Equity Series	06	2001	9.4041	9.1428	0
MFS/Sun Life Series Emerging Markets Equity Series	06	2000	10.0000	9.4041	0

MFS/Sun Life Series Emerging Markets Equity Series S Class	01	2005	18.8770	25.4743	0
MFS/Sun Life Series Emerging Markets Equity Series S Class	01	2004	15.0431	18.8770	0
MFS/Sun Life Series Emerging Markets Equity Series S Class	01	2003	9.9984	15.0431	0
MFS/Sun Life Series Emerging Markets Equity Series S Class	01	2002	10.3284	9.9984	0
MFS/Sun Life Series Emerging Markets Equity Series S Class	01	2001	10.0000	10.3284	0

MFS/Sun Life Series Emerging Markets Equity Series S Class	02	2005	18.7813	25.3069	0
MFS/Sun Life Series Emerging Markets Equity Series S Class	02	2004	14.9896	18.7813	0
MFS/Sun Life Series Emerging Markets Equity Series S Class	02	2003	9.9780	14.9896	0
MFS/Sun Life Series Emerging Markets Equity Series S Class	02	2002	10.3230	9.9780	0
MFS/Sun Life Series Emerging Markets Equity Series S Class	02	2001	10.0000	10.3230	0

MFS/Sun Life Series Emerging Markets Equity Series S Class	03	2005	18.7176	25.1956	23,977
MFS/Sun Life Series Emerging Markets Equity Series S Class	03	2004	14.9540	18.7176	17,915
MFS/Sun Life Series Emerging Markets Equity Series S Class	03	2003	9.9643	14.9540	16,125
MFS/Sun Life Series Emerging Markets Equity Series S Class	03	2002	10.3194	9.9643	13,924
MFS/Sun Life Series Emerging Markets Equity Series S Class	03	2001	10.0000	10.3194	418

MFS/Sun Life Series Emerging Markets Equity Series S Class	04	2005	18.6220	25.0296	23,861
MFS/Sun Life Series Emerging Markets Equity Series S Class	04	2004	14.9010	18.6225	24,471
MFS/Sun Life Series Emerging Markets Equity Series S Class	04	2003	9.9440	14.9007	16,090
MFS/Sun Life Series Emerging Markets Equity Series S Class	04	2002	10.3140	9.9439	17,377
MFS/Sun Life Series Emerging Markets Equity Series S Class	04	2001	10.0000	10.3140	2,337

MFS/Sun Life Series Emerging Markets Equity Series S Class	05	2005	18.5593	24.9195	13,012
MFS/Sun Life Series Emerging Markets Equity Series S Class	05	2004	14.8653	18.5593	12,841
MFS/Sun Life Series Emerging Markets Equity Series S Class	05	2003	9.9303	14.8653	12,157
MFS/Sun Life Series Emerging Markets Equity Series S Class	05	2002	10.3103	9.9303	10,112
MFS/Sun Life Series Emerging Markets Equity Series S Class	05	2001	10.0000	10.3103	2,369

MFS/Sun Life Series Emerging Markets Equity Series S Class	06	2005	18.4649	24.7550	41,812
MFS/Sun Life Series Emerging Markets Equity Series S Class	06	2004	14.8122	18.4649	24,649
MFS/Sun Life Series Emerging Markets Equity Series S Class	06	2003	9.9100	14.8122	42,751
MFS/Sun Life Series Emerging Markets Equity Series S Class	06	2002	10.3049	9.9100	32,032
MFS/Sun Life Series Emerging Markets Equity Series S Class	06	2001	10.0000	10.3049	1,056

MFS/Sun Life Series Global Governments Series	01	2005	15.1240	13.8804	0
MFS/Sun Life Series Global Governments Series	01	2004	13.8950	15.1240	0
MFS/Sun Life Series Global Governments Series	01	2003	12.1538	13.8950	0
MFS/Sun Life Series Global Governments Series	01	2002	10.1881	12.1538	0
MFS/Sun Life Series Global Governments Series	01	2001	10.5273	10.1881	0
MFS/Sun Life Series Global Governments Series	01	2000	10.0000	10.5273	0

MFS/Sun Life Series Global Governments Series	02	2005	15.0290	13.7723	0
MFS/Sun Life Series Global Governments Series	02	2004	13.8287	15.0290	0
MFS/Sun Life Series Global Governments Series	02	2003	12.1142	13.8287	0
MFS/Sun Life Series Global Governments Series	02	2002	10.1703	12.1142	0
MFS/Sun Life Series Global Governments Series	02	2001	10.5250	10.1703	0
MFS/Sun Life Series Global Governments Series	02	2000	10.0000	10.5250	0

MFS/Sun Life Series Global Governments Series	03	2005	14.9658	13.7005	0
MFS/Sun Life Series Global Governments Series	03	2004	13.7846	14.9658	0
MFS/Sun Life Series Global Governments Series	03	2003	12.0878	13.7846	0
MFS/Sun Life Series Global Governments Series	03	2002	10.1585	12.0878	0
MFS/Sun Life Series Global Governments Series	03	2001	10.5234	10.1585	0
MFS/Sun Life Series Global Governments Series	03	2000	10.0000	10.5234	0

MFS/Sun Life Series Global Governments Series	04	2005	14.8715	13.5936	857
MFS/Sun Life Series Global Governments Series	04	2004	13.7187	14.8715	761
MFS/Sun Life Series Global Governments Series	04	2003	12.0483	13.7187	759
MFS/Sun Life Series Global Governments Series	04	2002	10.1407	12.0483	747
MFS/Sun Life Series Global Governments Series	04	2001	10.5211	10.1407	951
MFS/Sun Life Series Global Governments Series	04	2000	10.0000	10.5211	0

MFS/Sun Life Series Global Governments Series	05	2005	14.8090	13.5227	0
MFS/Sun Life Series Global Governments Series	05	2004	13.6749	14.8090	0
MFS/Sun Life Series Global Governments Series	05	2003	12.0221	13.6749	0
MFS/Sun Life Series Global Governments Series	05	2002	10.1288	12.0221	2,627
MFS/Sun Life Series Global Governments Series	05	2001	10.5196	10.1288	2,627
MFS/Sun Life Series Global Governments Series	05	2000	10.0000	10.5196	0

MFS/Sun Life Series Global Governments Series	06	2005	14.7155	13.4169	0
MFS/Sun Life Series Global Governments Series	06	2004	13.6093	14.7155	0
MFS/Sun Life Series Global Governments Series	06	2003	11.9827	13.6093	0
MFS/Sun Life Series Global Governments Series	06	2002	10.1111	11.9827	0
MFS/Sun Life Series Global Governments Series	06	2001	10.5172	10.1111	0
MFS/Sun Life Series Global Governments Series	06	2000	10.0000	10.5172	0

MFS/Sun Life Series Global Governments Series S Class	01	2005	14.3214	13.1027	0
MFS/Sun Life Series Global Governments Series S Class	01	2004	13.1887	14.3214	0
MFS/Sun Life Series Global Governments Series S Class	01	2003	11.5656	13.1887	0
MFS/Sun Life Series Global Governments Series S Class	01	2002	9.7217	11.5656	0
MFS/Sun Life Series Global Governments Series S Class	01	2001	10.0000	9.7217	0

MFS/Sun Life Series Global Governments Series S Class	02	2005	14.2488	13.0165	0
MFS/Sun Life Series Global Governments Series S Class	02	2004	13.1418	14.2488	0
MFS/Sun Life Series Global Governments Series S Class	02	2003	11.5420	13.1418	0
MFS/Sun Life Series Global Governments Series S Class	02	2002	9.7166	11.5420	0
MFS/Sun Life Series Global Governments Series S Class	02	2001	10.0000	9.7166	0

MFS/Sun Life Series Global Governments Series S Class	03	2005	14.2005	12.9593	9,050
MFS/Sun Life Series Global Governments Series S Class	03	2004	13.1106	14.2005	13,968
MFS/Sun Life Series Global Governments Series S Class	03	2003	11.5263	13.1106	18,038
MFS/Sun Life Series Global Governments Series S Class	03	2002	9.7132	11.5263	13,306
MFS/Sun Life Series Global Governments Series S Class	03	2001	10.0000	9.7132	101

MFS/Sun Life Series Global Governments Series S Class	04	2005	14.1284	12.8739	30,619
MFS/Sun Life Series Global Governments Series S Class	04	2004	13.0639	14.1284	29,656
MFS/Sun Life Series Global Governments Series S Class	04	2003	11.5028	13.0639	25,366
MFS/Sun Life Series Global Governments Series S Class	04	2002	9.7081	11.5028	23,027
MFS/Sun Life Series Global Governments Series S Class	04	2001	10.0000	9.7081	169

MFS/Sun Life Series Global Governments Series S Class	05	2005	14.0805	12.8173	11,444
MFS/Sun Life Series Global Governments Series S Class	05	2004	13.0329	14.0805	10,916
MFS/Sun Life Series Global Governments Series S Class	05	2003	11.4871	13.0329	6,326
MFS/Sun Life Series Global Governments Series S Class	05	2002	9.7047	11.4871	2,926
MFS/Sun Life Series Global Governments Series S Class	05	2001	10.0000	9.7047	104

MFS/Sun Life Series Global Governments Series S Class	06	2005	14.0088	12.7326	22,240
MFS/Sun Life Series Global Governments Series S Class	06	2004	12.9863	14.0088	21,858
MFS/Sun Life Series Global Governments Series S Class	06	2003	11.4635	12.9863	44,343
MFS/Sun Life Series Global Governments Series S Class	06	2002	9.6996	11.4635	27,407
MFS/Sun Life Series Global Governments Series S Class	06	2001	10.0000	9.6996	0

MFS/Sun Life Series Global Growth Series	01	2005	8.9374	9.7263	0
MFS/Sun Life Series Global Growth Series	01	2004	7.8168	8.9374	0
MFS/Sun Life Series Global Growth Series	01	2003	5.8354	7.8168	0
MFS/Sun Life Series Global Growth Series	01	2002	7.3177	5.8354	0
MFS/Sun Life Series Global Growth Series	01	2001	9.2137	7.3177	0
MFS/Sun Life Series Global Growth Series	01	2000	10.0000	9.2137	0

MFS/Sun Life Series Global Growth Series	02	2005	8.8812	9.6505	0
MFS/Sun Life Series Global Growth Series	02	2004	7.7794	8.8812	0
MFS/Sun Life Series Global Growth Series	02	2003	5.8163	7.7794	0
MFS/Sun Life Series Global Growth Series	02	2002	7.3049	5.8163	0
MFS/Sun Life Series Global Growth Series	02	2001	9.2116	7.3049	0
MFS/Sun Life Series Global Growth Series	02	2000	10.0000	9.2116	0

MFS/Sun Life Series Global Growth Series	03	2005	8.8438	9.6002	3,369
MFS/Sun Life Series Global Growth Series	03	2004	7.7545	8.8438	5,427
MFS/Sun Life Series Global Growth Series	03	2003	5.8036	7.7545	4,039
MFS/Sun Life Series Global Growth Series	03	2002	7.2964	5.8036	3,682
MFS/Sun Life Series Global Growth Series	03	2001	9.2103	7.2964	4,871
MFS/Sun Life Series Global Growth Series	03	2000	10.0000	9.2103	0

MFS/Sun Life Series Global Growth Series	04	2005	8.7880	9.5252	451
MFS/Sun Life Series Global Growth Series	04	2004	7.7174	8.7880	1,095
MFS/Sun Life Series Global Growth Series	04	2003	5.7846	7.7174	906
MFS/Sun Life Series Global Growth Series	04	2002	7.2836	5.7846	626
MFS/Sun Life Series Global Growth Series	04	2001	9.2082	7.2836	519
MFS/Sun Life Series Global Growth Series	04	2000	10.0000	9.2082	0

MFS/Sun Life Series Global Growth Series	05	2005	8.7511	9.4755	6,311
MFS/Sun Life Series Global Growth Series	05	2004	7.6928	8.7511	12,851
MFS/Sun Life Series Global Growth Series	05	2003	5.7720	7.6928	12,168
MFS/Sun Life Series Global Growth Series	05	2002	7.2751	5.7720	12,673
MFS/Sun Life Series Global Growth Series	05	2001	9.2069	7.2751	15,580
MFS/Sun Life Series Global Growth Series	05	2000	10.0000	9.2069	1,747

MFS/Sun Life Series Global Growth Series	06	2005	8.6957	9.4013	1,441
MFS/Sun Life Series Global Growth Series	06	2004	7.6558	8.6957	1,522
MFS/Sun Life Series Global Growth Series	06	2003	5.7530	7.6558	0
MFS/Sun Life Series Global Growth Series	06	2002	7.2623	5.7530	892
MFS/Sun Life Series Global Growth Series	06	2001	9.2048	7.2623	894
MFS/Sun Life Series Global Growth Series	06	2000	10.0000	9.2048	0

MFS/Sun Life Series Global Growth Series S Class	01	2005	11.7361	12.7373	0
MFS/Sun Life Series Global Growth Series S Class	01	2004	10.2824	11.7361	0
MFS/Sun Life Series Global Growth Series S Class	01	2003	7.6939	10.2824	0
MFS/Sun Life Series Global Growth Series S Class	01	2002	9.6840	7.6939	0
MFS/Sun Life Series Global Growth Series S Class	01	2001	10.0000	9.6840	0

MFS/Sun Life Series Global Growth Series S Class	02	2005	11.6766	12.6535	23,685
MFS/Sun Life Series Global Growth Series S Class	02	2004	10.2458	11.6766	23,685
MFS/Sun Life Series Global Growth Series S Class	02	2003	7.6782	10.2458	23,685
MFS/Sun Life Series Global Growth Series S Class	02	2002	9.6789	7.6782	23,685
MFS/Sun Life Series Global Growth Series S Class	02	2001	10.0000	9.6789	0

MFS/Sun Life Series Global Growth Series S Class	03	2005	11.6370	12.5978	28,757
MFS/Sun Life Series Global Growth Series S Class	03	2004	10.2214	11.6370	34,002
MFS/Sun Life Series Global Growth Series S Class	03	2003	7.6677	10.2214	32,040
MFS/Sun Life Series Global Growth Series S Class	03	2002	9.6755	7.6677	20,112
MFS/Sun Life Series Global Growth Series S Class	03	2001	10.0000	9.6755	1,887

MFS/Sun Life Series Global Growth Series S Class	04	2005	11.5778	12.5148	16,605
MFS/Sun Life Series Global Growth Series S Class	04	2004	10.1850	11.5778	15,955
MFS/Sun Life Series Global Growth Series S Class	04	2003	7.6520	10.1850	16,001
MFS/Sun Life Series Global Growth Series S Class	04	2002	9.6704	7.6520	15,831
MFS/Sun Life Series Global Growth Series S Class	04	2001	10.0000	9.6704	719

MFS/Sun Life Series Global Growth Series S Class	05	2005	11.5385	12.4597	18,013
MFS/Sun Life Series Global Growth Series S Class	05	2004	10.1608	11.5385	24,514
MFS/Sun Life Series Global Growth Series S Class	05	2003	7.6415	10.1608	18,896
MFS/Sun Life Series Global Growth Series S Class	05	2002	9.6670	7.6415	8,261
MFS/Sun Life Series Global Growth Series S Class	05	2001	10.0000	9.6670	160

MFS/Sun Life Series Global Growth Series S Class	06	2005	11.4797	12.3774	13,323
MFS/Sun Life Series Global Growth Series S Class	06	2004	10.1244	11.4797	16,863
MFS/Sun Life Series Global Growth Series S Class	06	2003	7.6258	10.1244	15,776
MFS/Sun Life Series Global Growth Series S Class	06	2002	9.6619	7.6258	11,187
MFS/Sun Life Series Global Growth Series S Class	06	2001	10.0000	9.6619	1,811

MFS/Sun Life Series Global Total Return Series	01	2005	13.1793	13.5252	0
MFS/Sun Life Series Global Total Return Series	01	2004	11.3786	13.1793	0
MFS/Sun Life Series Global Total Return Series	01	2003	9.3557	11.3786	0
MFS/Sun Life Series Global Total Return Series	01	2002	9.4032	9.3557	0
MFS/Sun Life Series Global Total Return Series	01	2001	10.1355	9.4032	0
MFS/Sun Life Series Global Total Return Series	01	2000	10.0000	10.1355	0

MFS/Sun Life Series Global Total Return Series	02	2005	13.0965	13.4199	0
MFS/Sun Life Series Global Total Return Series	02	2004	11.3243	13.0965	0
MFS/Sun Life Series Global Total Return Series	02	2003	9.3252	11.3243	0
MFS/Sun Life Series Global Total Return Series	02	2002	9.3868	9.3252	0
MFS/Sun Life Series Global Total Return Series	02	2001	10.1332	9.3868	0
MFS/Sun Life Series Global Total Return Series	02	2000	10.0000	10.1332	0

MFS/Sun Life Series Global Total Return Series	03	2005	13.0414	13.3499	3,015
MFS/Sun Life Series Global Total Return Series	03	2004	11.2882	13.0414	3,667
MFS/Sun Life Series Global Total Return Series	03	2003	9.3049	11.2882	4,657
MFS/Sun Life Series Global Total Return Series	03	2002	9.3758	9.3049	580
MFS/Sun Life Series Global Total Return Series	03	2001	10.1317	9.3758	583
MFS/Sun Life Series Global Total Return Series	03	2000	10.0000	10.1317	0

MFS/Sun Life Series Global Total Return Series	04	2005	12.9592	13.2457	4,026
MFS/Sun Life Series Global Total Return Series	04	2004	11.2342	12.9592	3,517
MFS/Sun Life Series Global Total Return Series	04	2003	9.2745	11.2342	3,591
MFS/Sun Life Series Global Total Return Series	04	2002	9.3594	9.2745	2,502
MFS/Sun Life Series Global Total Return Series	04	2001	10.1295	9.3594	2,443
MFS/Sun Life Series Global Total Return Series	04	2000	10.0000	10.1295	0

MFS/Sun Life Series Global Total Return Series	05	2005	12.9047	13.1766	788
MFS/Sun Life Series Global Total Return Series	05	2004	11.1983	12.9047	2,317
MFS/Sun Life Series Global Total Return Series	05	2003	9.2542	11.1983	1,194
MFS/Sun Life Series Global Total Return Series	05	2002	9.3485	9.2542	844
MFS/Sun Life Series Global Total Return Series	05	2001	10.1280	9.3485	947
MFS/Sun Life Series Global Total Return Series	05	2000	10.0000	10.1280	0

MFS/Sun Life Series Global Total Return Series	06	2005	12.8232	13.0735	1,070
MFS/Sun Life Series Global Total Return Series	06	2004	11.1446	12.8232	5,022
MFS/Sun Life Series Global Total Return Series	06	2003	9.2239	11.1446	5,984
MFS/Sun Life Series Global Total Return Series	06	2002	9.3321	9.2239	5,301
MFS/Sun Life Series Global Total Return Series	06	2001	10.1258	9.3321	4,417
MFS/Sun Life Series Global Total Return Series	06	2000	10.0000	10.1258	0

MFS/Sun Life Series Global Total Return Series S Class	01	2005	13.5666	13.8929	0
MFS/Sun Life Series Global Total Return Series S Class	01	2004	11.7371	13.5666	0
MFS/Sun Life Series Global Total Return Series S Class	01	2003	9.6851	11.7371	0
MFS/Sun Life Series Global Total Return Series S Class	01	2002	9.7535	9.6851	0
MFS/Sun Life Series Global Total Return Series S Class	01	2001	10.0000	9.7535	0

MFS/Sun Life Series Global Total Return Series S Class	02	2005	13.4978	13.8015	0
MFS/Sun Life Series Global Total Return Series S Class	02	2004	11.6954	13.4978	0
MFS/Sun Life Series Global Total Return Series S Class	02	2003	9.6654	11.6954	0
MFS/Sun Life Series Global Total Return Series S Class	02	2002	9.7484	9.6654	0
MFS/Sun Life Series Global Total Return Series S Class	02	2001	10.0000	9.7484	0

MFS/Sun Life Series Global Total Return Series S Class	03	2005	13.4521	13.7408	85,818
MFS/Sun Life Series Global Total Return Series S Class	03	2004	11.6676	13.4521	89,859
MFS/Sun Life Series Global Total Return Series S Class	03	2003	9.6522	11.6676	82,932
MFS/Sun Life Series Global Total Return Series S Class	03	2002	9.7450	9.6522	61,101
MFS/Sun Life Series Global Total Return Series S Class	03	2001	10.0000	9.7450	7,188

MFS/Sun Life Series Global Total Return Series S Class	04	2005	13.3837	13.6503	65,296
MFS/Sun Life Series Global Total Return Series S Class	04	2004	11.6260	13.3837	61,753
MFS/Sun Life Series Global Total Return Series S Class	04	2003	9.6324	11.6260	63,576
MFS/Sun Life Series Global Total Return Series S Class	04	2002	9.7398	9.6324	19,559
MFS/Sun Life Series Global Total Return Series S Class	04	2001	10.0000	9.7398	1,269

MFS/Sun Life Series Global Total Return Series S Class	05	2005	13.3383	13.5902	43,322
MFS/Sun Life Series Global Total Return Series S Class	05	2004	11.5984	13.3383	47,211
MFS/Sun Life Series Global Total Return Series S Class	05	2003	9.6193	11.5984	38,451
MFS/Sun Life Series Global Total Return Series S Class	05	2002	9.7364	9.6193	22,905
MFS/Sun Life Series Global Total Return Series S Class	05	2001	10.0000	9.7364	107

MFS/Sun Life Series Global Total Return Series S Class	06	2005	13.2704	13.5004	99,090
MFS/Sun Life Series Global Total Return Series S Class	06	2004	11.5570	13.2704	100,770
MFS/Sun Life Series Global Total Return Series S Class	06	2003	9.5995	11.5570	97,772
MFS/Sun Life Series Global Total Return Series S Class	06	2002	9.7313	9.5995	75,852
MFS/Sun Life Series Global Total Return Series S Class	06	2001	10.0000	9.7313	4,568

MFS/Sun Life Series Government Securities Series	01	2005	12.4109	12.5574	0
MFS/Sun Life Series Government Securities Series	01	2004	12.0944	12.4109	0
MFS/Sun Life Series Government Securities Series	01	2003	11.9716	12.0944	0
MFS/Sun Life Series Government Securities Series	01	2002	11.0241	11.9716	0
MFS/Sun Life Series Government Securities Series	01	2001	10.3744	11.0241	0
MFS/Sun Life Series Government Securities Series	01	2000	10.0000	10.3744	0

MFS/Sun Life Series Government Securities Series	02	2005	12.3328	12.4596	0
MFS/Sun Life Series Government Securities Series	02	2004	12.0367	12.3328	0
MFS/Sun Life Series Government Securities Series	02	2003	11.9326	12.0367	0
MFS/Sun Life Series Government Securities Series	02	2002	11.0049	11.9326	0
MFS/Sun Life Series Government Securities Series	02	2001	10.3721	11.0049	0
MFS/Sun Life Series Government Securities Series	02	2000	10.0000	10.3721	0

MFS/Sun Life Series Government Securities Series	03	2005	12.2810	12.3947	44,484
MFS/Sun Life Series Government Securities Series	03	2004	11.9983	12.2810	28,394
MFS/Sun Life Series Government Securities Series	03	2003	11.9066	11.9983	36,685
MFS/Sun Life Series Government Securities Series	03	2002	10.9920	11.9066	34,812
MFS/Sun Life Series Government Securities Series	03	2001	10.3706	10.9920	40,055
MFS/Sun Life Series Government Securities Series	03	2000	10.0000	10.3706	0

MFS/Sun Life Series Government Securities Series	04	2005	12.2036	12.2979	18,858
MFS/Sun Life Series Government Securities Series	04	2004	11.9409	12.2036	18,560
MFS/Sun Life Series Government Securities Series	04	2003	11.8677	11.9409	20,684
MFS/Sun Life Series Government Securities Series	04	2002	10.9728	11.8677	18,103
MFS/Sun Life Series Government Securities Series	04	2001	10.3683	10.9728	17,988
MFS/Sun Life Series Government Securities Series	04	2000	10.0000	10.3683	0

MFS/Sun Life Series Government Securities Series	05	2005	12.1523	12.2338	27,794
MFS/Sun Life Series Government Securities Series	05	2004	11.9028	12.1523	29,005
MFS/Sun Life Series Government Securities Series	05	2003	11.8419	11.9028	36,646
MFS/Sun Life Series Government Securities Series	05	2002	10.9600	11.8419	31,787
MFS/Sun Life Series Government Securities Series	05	2001	10.3667	10.9600	29,020
MFS/Sun Life Series Government Securities Series	05	2000	10.0000	10.3667	4,857

MFS/Sun Life Series Government Securities Series	06	2005	12.0756	12.1381	5,934
MFS/Sun Life Series Government Securities Series	06	2004	11.8457	12.0756	5,205
MFS/Sun Life Series Government Securities Series	06	2003	11.8031	11.8457	4,924
MFS/Sun Life Series Government Securities Series	06	2002	10.9408	11.8031	10,070
MFS/Sun Life Series Government Securities Series	06	2001	10.3644	10.9408	10,100
MFS/Sun Life Series Government Securities Series	06	2000	10.0000	10.3644	0

MFS/Sun Life Series Government Securities Series S Class	01	2005	11.3152	11.4156	10,715
MFS/Sun Life Series Government Securities Series S Class	01	2004	11.0490	11.3152	11,800
MFS/Sun Life Series Government Securities Series S Class	01	2003	10.9669	11.0490	12,900
MFS/Sun Life Series Government Securities Series S Class	01	2002	10.1255	10.9669	0
MFS/Sun Life Series Government Securities Series S Class	01	2001	10.0000	10.1255	0

MFS/Sun Life Series Government Securities Series S Class	02	2005	11.2578	11.3405	0
MFS/Sun Life Series Government Securities Series S Class	02	2004	11.0097	11.2578	0
MFS/Sun Life Series Government Securities Series S Class	02	2003	10.9445	11.0097	0
MFS/Sun Life Series Government Securities Series S Class	02	2002	10.1202	10.9445	0
MFS/Sun Life Series Government Securities Series S Class	02	2001	10.0000	10.1202	0

MFS/Sun Life Series Government Securities Series S Class	03	2005	11.2196	11.2906	324,074
MFS/Sun Life Series Government Securities Series S Class	03	2004	10.9836	11.2196	413,394
MFS/Sun Life Series Government Securities Series S Class	03	2003	10.9296	10.9836	549,658
MFS/Sun Life Series Government Securities Series S Class	03	2002	10.1167	10.9296	554,676
MFS/Sun Life Series Government Securities Series S Class	03	2001	10.0000	10.1167	51,459

MFS/Sun Life Series Government Securities Series S Class	04	2005	11.1626	11.2162	249,908
MFS/Sun Life Series Government Securities Series S Class	04	2004	10.9444	11.1626	284,458
MFS/Sun Life Series Government Securities Series S Class	04	2003	10.9072	10.9444	367,012
MFS/Sun Life Series Government Securities Series S Class	04	2002	10.1114	10.9072	430,082
MFS/Sun Life Series Government Securities Series S Class	04	2001	10.0000	10.1114	48,185

MFS/Sun Life Series Government Securities Series S Class	05	2005	11.1247	11.1668	241,012
MFS/Sun Life Series Government Securities Series S Class	05	2004	10.9184	11.1247	276,658
MFS/Sun Life Series Government Securities Series S Class	05	2003	10.8923	10.9184	362,678
MFS/Sun Life Series Government Securities Series S Class	05	2002	10.1078	10.8923	403,322
MFS/Sun Life Series Government Securities Series S Class	05	2001	10.0000	10.1078	18,909

MFS/Sun Life Series Government Securities Series S Class	06	2005	11.0681	11.0931	354,718
MFS/Sun Life Series Government Securities Series S Class	06	2004	10.8794	11.0681	403,210
MFS/Sun Life Series Government Securities Series S Class	06	2003	10.8700	10.8794	497,093
MFS/Sun Life Series Government Securities Series S Class	06	2002	10.1025	10.8700	578,070
MFS/Sun Life Series Government Securities Series S Class	06	2001	10.0000	10.1025	83,205

MFS/Sun Life Series High Yield Series	01	2005	12.9326	13.0714	0
MFS/Sun Life Series High Yield Series	01	2004	11.9374	12.9326	0
MFS/Sun Life Series High Yield Series	01	2003	9.9391	11.9374	0
MFS/Sun Life Series High Yield Series	01	2002	9.7854	9.9391	0
MFS/Sun Life Series High Yield Series	01	2001	9.7243	9.7854	0
MFS/Sun Life Series High Yield Series	01	2000	10.0000	9.7243	0

MFS/Sun Life Series High Yield Series	02	2005	12.8513	12.9696	0
MFS/Sun Life Series High Yield Series	02	2004	11.8805	12.8513	0
MFS/Sun Life Series High Yield Series	02	2003	9.9067	11.8805	0
MFS/Sun Life Series High Yield Series	02	2002	9.7683	9.9067	0
MFS/Sun Life Series High Yield Series	02	2001	9.7221	9.7683	0
MFS/Sun Life Series High Yield Series	02	2000	10.0000	9.7221	0

MFS/Sun Life Series High Yield Series	03	2005	12.7973	12.9020	16,535
MFS/Sun Life Series High Yield Series	03	2004	11.8426	12.7973	15,248
MFS/Sun Life Series High Yield Series	03	2003	9.8851	11.8426	12,348
MFS/Sun Life Series High Yield Series	03	2002	9.7569	9.8851	12,583
MFS/Sun Life Series High Yield Series	03	2001	9.7207	9.7569	12,373
MFS/Sun Life Series High Yield Series	03	2000	10.0000	9.7207	0

MFS/Sun Life Series High Yield Series	04	2005	12.7167	12.8013	8,429
MFS/Sun Life Series High Yield Series	04	2004	11.7859	12.7167	8,876
MFS/Sun Life Series High Yield Series	04	2003	9.8528	11.7859	10,328
MFS/Sun Life Series High Yield Series	04	2002	9.7399	9.8528	11,206
MFS/Sun Life Series High Yield Series	04	2001	9.7185	9.7399	11,490
MFS/Sun Life Series High Yield Series	04	2000	10.0000	9.7185	0

MFS/Sun Life Series High Yield Series	05	2005	12.6632	12.7345	28,162
MFS/Sun Life Series High Yield Series	05	2004	11.7483	12.6632	29,226
MFS/Sun Life Series High Yield Series	05	2003	9.8313	11.7483	27,595
MFS/Sun Life Series High Yield Series	05	2002	9.7285	9.8313	22,970
MFS/Sun Life Series High Yield Series	05	2001	9.7171	9.7285	18,893
MFS/Sun Life Series High Yield Series	05	2000	10.0000	9.7171	2,068

MFS/Sun Life Series High Yield Series	06	2005	12.5832	12.6349	1,561
MFS/Sun Life Series High Yield Series	06	2004	11.6920	12.5832	1,468
MFS/Sun Life Series High Yield Series	06	2003	9.7991	11.6920	1,469
MFS/Sun Life Series High Yield Series	06	2002	9.7114	9.7991	1,777
MFS/Sun Life Series High Yield Series	06	2001	9.7150	9.7114	1,865
MFS/Sun Life Series High Yield Series	06	2000	10.0000	9.7150	0

MFS/Sun Life Series High Yield Series S Class	01	2005	12.9793	13.0853	11,435
MFS/Sun Life Series High Yield Series S Class	01	2004	11.9997	12.9793	12,593
MFS/Sun Life Series High Yield Series S Class	01	2003	10.0101	11.9997	13,768
MFS/Sun Life Series High Yield Series S Class	01	2002	9.8925	10.0101	0
MFS/Sun Life Series High Yield Series S Class	01	2001	10.0000	9.8925	0

MFS/Sun Life Series High Yield Series S Class	02	2005	12.9135	12.9992	0
MFS/Sun Life Series High Yield Series S Class	02	2004	11.9570	12.9135	0
MFS/Sun Life Series High Yield Series S Class	02	2003	9.9897	11.9570	0
MFS/Sun Life Series High Yield Series S Class	02	2002	9.8873	9.9897	0
MFS/Sun Life Series High Yield Series S Class	02	2001	10.0000	9.8873	0

MFS/Sun Life Series High Yield Series S Class	03	2005	12.8697	12.9421	266,170
MFS/Sun Life Series High Yield Series S Class	03	2004	11.9286	12.8697	280,752
MFS/Sun Life Series High Yield Series S Class	03	2003	9.9761	11.9286	278,595
MFS/Sun Life Series High Yield Series S Class	03	2002	9.8838	9.9761	264,941
MFS/Sun Life Series High Yield Series S Class	03	2001	10.0000	9.8838	15,520

MFS/Sun Life Series High Yield Series S Class	04	2005	12.8043	12.8567	148,857
MFS/Sun Life Series High Yield Series S Class	04	2004	11.8861	12.8043	158,084
MFS/Sun Life Series High Yield Series S Class	04	2003	9.9557	11.8861	178,682
MFS/Sun Life Series High Yield Series S Class	04	2002	9.8786	9.9557	112,419
MFS/Sun Life Series High Yield Series S Class	04	2001	10.0000	9.8786	12,988

MFS/Sun Life Series High Yield Series S Class	05	2005	12.7608	12.8002	89,653
MFS/Sun Life Series High Yield Series S Class	05	2004	11.8578	12.7608	93,842
MFS/Sun Life Series High Yield Series S Class	05	2003	9.9421	11.8578	104,636
MFS/Sun Life Series High Yield Series S Class	05	2002	9.8752	9.9421	83,356
MFS/Sun Life Series High Yield Series S Class	05	2001	10.0000	9.8752	10,869

MFS/Sun Life Series High Yield Series S Class	06	2005	12.6959	12.7156	248,024
MFS/Sun Life Series High Yield Series S Class	06	2004	11.8155	12.6959	267,418
MFS/Sun Life Series High Yield Series S Class	06	2003	9.9217	11.8155	298,352
MFS/Sun Life Series High Yield Series S Class	06	2002	9.8700	9.9217	215,863
MFS/Sun Life Series High Yield Series S Class	06	2001	10.0000	9.8700	33,926

MFS/Sun Life Series International Growth Series	01	2005	11.3669	12.9185	0
MFS/Sun Life Series International Growth Series	01	2004	9.6633	11.3669	0
MFS/Sun Life Series International Growth Series	01	2003	7.0462	9.6633	0
MFS/Sun Life Series International Growth Series	01	2002	8.0858	7.0462	0
MFS/Sun Life Series International Growth Series	01	2001	9.7207	8.0858	0
MFS/Sun Life Series International Growth Series	01	2000	10.0000	9.7207	0

MFS/Sun Life Series International Growth Series	02	2005	11.2954	12.8178	0
MFS/Sun Life Series International Growth Series	02	2004	9.6172	11.2954	0
MFS/Sun Life Series International Growth Series	02	2003	7.0232	9.6172	0
MFS/Sun Life Series International Growth Series	02	2002	8.0717	7.0232	0
MFS/Sun Life Series International Growth Series	02	2001	9.7186	8.0717	0
MFS/Sun Life Series International Growth Series	02	2000	10.0000	9.7186	0

MFS/Sun Life Series International Growth Series	03	2005	11.2479	12.7510	10,768
MFS/Sun Life Series International Growth Series	03	2004	9.5865	11.2479	7,004
MFS/Sun Life Series International Growth Series	03	2003	7.0079	9.5865	7,980
MFS/Sun Life Series International Growth Series	03	2002	8.0623	7.0079	6,773
MFS/Sun Life Series International Growth Series	03	2001	9.7171	8.0623	8,585
MFS/Sun Life Series International Growth Series	03	2000	10.0000	9.7171	0

MFS/Sun Life Series International Growth Series	04	2005	11.1770	12.6514	6,801
MFS/Sun Life Series International Growth Series	04	2004	9.5406	11.1770	7,809
MFS/Sun Life Series International Growth Series	04	2003	6.9850	9.5406	8,121
MFS/Sun Life Series International Growth Series	04	2002	8.0481	6.9850	9,170
MFS/Sun Life Series International Growth Series	04	2001	9.7150	8.0481	7,093
MFS/Sun Life Series International Growth Series	04	2000	10.0000	9.7150	0

MFS/Sun Life Series International Growth Series	05	2005	11.1300	12.5855	9,583
MFS/Sun Life Series International Growth Series	05	2004	9.5101	11.1300	13,625
MFS/Sun Life Series International Growth Series	05	2003	6.9697	9.5101	15,139
MFS/Sun Life Series International Growth Series	05	2002	8.0387	6.9697	22,086
MFS/Sun Life Series International Growth Series	05	2001	9.7136	8.0387	20,091
MFS/Sun Life Series International Growth Series	05	2000	10.0000	9.7136	0

MFS/Sun Life Series International Growth Series	06	2005	11.0596	12.4869	335
MFS/Sun Life Series International Growth Series	06	2004	9.4645	11.0596	478
MFS/Sun Life Series International Growth Series	06	2003	6.9468	9.4645	498
MFS/Sun Life Series International Growth Series	06	2002	8.0246	6.9468	596
MFS/Sun Life Series International Growth Series	06	2001	9.7114	8.0246	518
MFS/Sun Life Series International Growth Series	06	2000	10.0000	9.7114	0

MFS/Sun Life Series International Growth Series S Class	01	2005	13.2793	15.0543	0
MFS/Sun Life Series International Growth Series S Class	01	2004	11.3234	13.2793	0
MFS/Sun Life Series International Growth Series S Class	01	2003	8.2752	11.3234	0
MFS/Sun Life Series International Growth Series S Class	01	2002	9.5104	8.2752	0
MFS/Sun Life Series International Growth Series S Class	01	2001	10.0000	9.5104	0

MFS/Sun Life Series International Growth Series S Class	02	2005	13.2120	14.9553	0
MFS/Sun Life Series International Growth Series S Class	02	2004	11.2831	13.2120	0
MFS/Sun Life Series International Growth Series S Class	02	2003	8.2583	11.2831	0
MFS/Sun Life Series International Growth Series S Class	02	2002	9.5054	8.2583	0
MFS/Sun Life Series International Growth Series S Class	02	2001	10.0000	9.5054	0

MFS/Sun Life Series International Growth Series S Class	03	2005	13.1672	14.8895	54,608
MFS/Sun Life Series International Growth Series S Class	03	2004	11.2563	13.1672	62,088
MFS/Sun Life Series International Growth Series S Class	03	2003	8.2471	11.2563	62,562
MFS/Sun Life Series International Growth Series S Class	03	2002	9.5020	8.2471	51,029
MFS/Sun Life Series International Growth Series S Class	03	2001	10.0000	9.5020	7,214

MFS/Sun Life Series International Growth Series S Class	04	2005	13.1002	14.7913	50,481
MFS/Sun Life Series International Growth Series S Class	04	2004	11.2161	13.1002	49,468
MFS/Sun Life Series International Growth Series S Class	04	2003	8.2301	11.2161	45,843
MFS/Sun Life Series International Growth Series S Class	04	2002	9.4970	8.2301	45,299
MFS/Sun Life Series International Growth Series S Class	04	2001	10.0000	9.4970	3,869

MFS/Sun Life Series International Growth Series S Class	05	2005	13.0558	14.7263	56,487
MFS/Sun Life Series International Growth Series S Class	05	2004	11.1895	13.0558	54,288
MFS/Sun Life Series International Growth Series S Class	05	2003	8.2189	11.1895	55,777
MFS/Sun Life Series International Growth Series S Class	05	2002	9.4937	8.2189	54,356
MFS/Sun Life Series International Growth Series S Class	05	2001	10.0000	9.4937	8,880

MFS/Sun Life Series International Growth Series S Class	06	2005	12.9892	14.6290	118,714
MFS/Sun Life Series International Growth Series S Class	06	2004	11.1495	12.9892	123,989
MFS/Sun Life Series International Growth Series S Class	06	2003	8.2020	11.1495	135,531
MFS/Sun Life Series International Growth Series S Class	06	2002	9.4887	8.2020	130,154
MFS/Sun Life Series International Growth Series S Class	06	2001	10.0000	9.4887	26,751

MFS/Sun Life Series International Value Series	01	2005	12.9765	14.7873	0
MFS/Sun Life Series International Value Series	01	2004	10.2490	12.9765	0
MFS/Sun Life Series International Value Series	01	2003	7.7552	10.2490	0
MFS/Sun Life Series International Value Series	01	2002	8.3368	7.7552	0
MFS/Sun Life Series International Value Series	01	2001	9.8692	8.3368	0
MFS/Sun Life Series International Value Series	01	2000	10.0000	9.8692	0

MFS/Sun Life Series International Value Series	02	2005	12.8950	14.6721	0
MFS/Sun Life Series International Value Series	02	2004	10.2001	12.8950	0
MFS/Sun Life Series International Value Series	02	2003	7.7299	10.2001	0
MFS/Sun Life Series International Value Series	02	2002	8.3222	7.7299	0
MFS/Sun Life Series International Value Series	02	2001	9.8670	8.3222	0
MFS/Sun Life Series International Value Series	02	2000	10.0000	9.8670	0

MFS/Sun Life Series International Value Series	03	2005	12.8408	14.5956	2,713
MFS/Sun Life Series International Value Series	03	2004	10.1675	12.8408	1,848
MFS/Sun Life Series International Value Series	03	2003	7.7130	10.1675	1,137
MFS/Sun Life Series International Value Series	03	2002	8.3125	7.7130	110
MFS/Sun Life Series International Value Series	03	2001	9.8655	8.3125	111
MFS/Sun Life Series International Value Series	03	2000	10.0000	9.8655	0

MFS/Sun Life Series International Value Series	04	2005	12.7598	14.4816	1,307
MFS/Sun Life Series International Value Series	04	2004	10.1188	12.7598	840
MFS/Sun Life Series International Value Series	04	2003	7.6878	10.1188	0
MFS/Sun Life Series International Value Series	04	2002	8.2979	7.6878	0
MFS/Sun Life Series International Value Series	04	2001	9.8634	8.2979	0
MFS/Sun Life Series International Value Series	04	2000	10.0000	9.8634	0

MFS/Sun Life Series International Value Series	05	2005	12.7061	14.4061	0
MFS/Sun Life Series International Value Series	05	2004	10.0865	12.7061	0
MFS/Sun Life Series International Value Series	05	2003	7.6710	10.0865	0
MFS/Sun Life Series International Value Series	05	2002	8.2882	7.6710	501
MFS/Sun Life Series International Value Series	05	2001	9.8619	8.2882	0
MFS/Sun Life Series International Value Series	05	2000	10.0000	9.8619	2,079

MFS/Sun Life Series International Value Series	06	2005	12.6259	14.2934	1,000
MFS/Sun Life Series International Value Series	06	2004	10.0381	12.6259	1,057
MFS/Sun Life Series International Value Series	06	2003	7.6458	10.0381	0
MFS/Sun Life Series International Value Series	06	2002	8.2737	7.6458	0
MFS/Sun Life Series International Value Series	06	2001	9.8597	8.2737	0
MFS/Sun Life Series International Value Series	06	2000	10.0000	9.8597	0

MFS/Sun Life Series International Value Series S Class	01	2005	14.5188	16.5039	0
MFS/Sun Life Series International Value Series S Class	01	2004	11.4924	14.5188	0
MFS/Sun Life Series International Value Series S Class	01	2003	8.7240	11.4924	0
MFS/Sun Life Series International Value Series S Class	01	2002	9.3802	8.7240	0
MFS/Sun Life Series International Value Series S Class	01	2001	10.0000	9.3802	0

MFS/Sun Life Series International Value Series S Class	02	2005	14.4451	16.3953	21,775
MFS/Sun Life Series International Value Series S Class	02	2004	11.4515	14.4451	21,775
MFS/Sun Life Series International Value Series S Class	02	2003	8.7061	11.4515	21,775
MFS/Sun Life Series International Value Series S Class	02	2002	9.3752	8.7061	21,775
MFS/Sun Life Series International Value Series S Class	02	2001	10.0000	9.3752	0

MFS/Sun Life Series International Value Series S Class	03	2005	14.3961	16.3232	43,798
MFS/Sun Life Series International Value Series S Class	03	2004	11.4242	14.3961	27,258
MFS/Sun Life Series International Value Series S Class	03	2003	8.6942	11.4242	19,433
MFS/Sun Life Series International Value Series S Class	03	2002	9.3719	8.6942	18,634
MFS/Sun Life Series International Value Series S Class	03	2001	10.0000	9.3719	3,803

MFS/Sun Life Series International Value Series S Class	04	2005	14.3230	16.2156	26,110
MFS/Sun Life Series International Value Series S Class	04	2004	11.3835	14.3230	23,607
MFS/Sun Life Series International Value Series S Class	04	2003	8.6764	11.3835	22,649
MFS/Sun Life Series International Value Series S Class	04	2002	9.3670	8.6764	19,123
MFS/Sun Life Series International Value Series S Class	04	2001	10.0000	9.3670	3,292

MFS/Sun Life Series International Value Series S Class	05	2005	14.2744	16.1443	26,718
MFS/Sun Life Series International Value Series S Class	05	2004	11.3565	14.2744	30,344
MFS/Sun Life Series International Value Series S Class	05	2003	8.6646	11.3565	18,946
MFS/Sun Life Series International Value Series S Class	05	2002	9.3637	8.6646	10,010
MFS/Sun Life Series International Value Series S Class	05	2001	10.0000	9.3637	568

MFS/Sun Life Series International Value Series S Class	06	2005	14.2017	16.0377	46,869
MFS/Sun Life Series International Value Series S Class	06	2004	11.3159	14.2017	47,424
MFS/Sun Life Series International Value Series S Class	06	2003	8.6468	11.3159	37,157
MFS/Sun Life Series International Value Series S Class	06	2002	9.3588	8.6468	51,600
MFS/Sun Life Series International Value Series S Class	06	2001	10.0000	9.3588	17,229

MFS/Sun Life Series Massachusetts Investors Growth Series	01	2005	6.2657	6.4679	0
MFS/Sun Life Series Massachusetts Investors Growth Series	01	2004	5.7802	6.2657	0
MFS/Sun Life Series Massachusetts Investors Growth Series	01	2003	4.7367	5.7802	0
MFS/Sun Life Series Massachusetts Investors Growth Series	01	2002	6.6572	4.7367	0
MFS/Sun Life Series Massachusetts Investors Growth Series	01	2001	8.9631	6.6572	0
MFS/Sun Life Series Massachusetts Investors Growth Series	01	2000	10.0000	8.9631	0

MFS/Sun Life Series Massachusetts Investors Growth Series	02	2005	6.2263	6.4175	0
MFS/Sun Life Series Massachusetts Investors Growth Series	02	2004	5.7525	6.2263	0
MFS/Sun Life Series Massachusetts Investors Growth Series	02	2003	4.7212	5.7525	0
MFS/Sun Life Series Massachusetts Investors Growth Series	02	2002	6.6455	4.7212	0
MFS/Sun Life Series Massachusetts Investors Growth Series	02	2001	8.9611	6.6455	0
MFS/Sun Life Series Massachusetts Investors Growth Series	02	2000	10.0000	8.9611	0

MFS/Sun Life Series Massachusetts Investors Growth Series	03	2005	6.2001	6.3840	30,202
MFS/Sun Life Series Massachusetts Investors Growth Series	03	2004	5.7342	6.2001	49,810
MFS/Sun Life Series Massachusetts Investors Growth Series	03	2003	4.7109	5.7342	49,114
MFS/Sun Life Series Massachusetts Investors Growth Series	03	2002	6.6377	4.7109	40,612
MFS/Sun Life Series Massachusetts Investors Growth Series	03	2001	8.9598	6.6377	37,325
MFS/Sun Life Series Massachusetts Investors Growth Series	03	2000	10.0000	8.9598	526

MFS/Sun Life Series Massachusetts Investors Growth Series	04	2005	6.1610	6.3342	38,068
MFS/Sun Life Series Massachusetts Investors Growth Series	04	2004	5.7067	6.1610	44,121
MFS/Sun Life Series Massachusetts Investors Growth Series	04	2003	4.6954	5.7067	44,382
MFS/Sun Life Series Massachusetts Investors Growth Series	04	2002	6.6261	4.6954	47,609
MFS/Sun Life Series Massachusetts Investors Growth Series	04	2001	8.9578	6.6261	50,428
MFS/Sun Life Series Massachusetts Investors Growth Series	04	2000	10.0000	8.9578	1,172

MFS/Sun Life Series Massachusetts Investors Growth Series	05	2005	6.1350	6.3011	62,139
MFS/Sun Life Series Massachusetts Investors Growth Series	05	2004	5.6885	6.1350	68,065
MFS/Sun Life Series Massachusetts Investors Growth Series	05	2003	4.6852	5.6885	54,342
MFS/Sun Life Series Massachusetts Investors Growth Series	05	2002	6.6183	4.6852	46,554
MFS/Sun Life Series Massachusetts Investors Growth Series	05	2001	8.9565	6.6183	51,810
MFS/Sun Life Series Massachusetts Investors Growth Series	05	2000	10.0000	8.9565	3,062

MFS/Sun Life Series Massachusetts Investors Growth Series	06	2005	6.0962	6.2518	10,547
MFS/Sun Life Series Massachusetts Investors Growth Series	06	2004	5.6611	6.0962	9,875
MFS/Sun Life Series Massachusetts Investors Growth Series	06	2003	4.6698	5.6611	11,243
MFS/Sun Life Series Massachusetts Investors Growth Series	06	2002	6.6067	4.6698	11,321
MFS/Sun Life Series Massachusetts Investors Growth Series	06	2001	8.9545	6.6067	11,175
MFS/Sun Life Series Massachusetts Investors Growth Series	06	2000	10.0000	8.9545	0

MFS/Sun Life Series Massachusetts Investors Growth Series S Class	01	2005	9.1366	9.4118	59,113
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	01	2004	8.4480	9.1366	63,132
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	01	2003	6.9533	8.4480	67,207
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	01	2002	9.7807	6.9533	19,435
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	01	2001	10.0000	9.7807	12,356

MFS/Sun Life Series Massachusetts Investors Growth Series S Class	02	2005	9.0902	9.3499	0
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	02	2004	8.4179	9.0902	0
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	02	2003	6.9391	8.4179	0
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	02	2002	9.7756	6.9391	0
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	02	2001	10.0000	9.7756	0

MFS/Sun Life Series Massachusetts Investors Growth Series S Class	03	2005	9.0594	9.3088	252,849
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	03	2004	8.3979	9.0594	280,371
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	03	2003	6.9296	8.3979	294,454
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	03	2002	9.7722	6.9296	275,015
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	03	2001	10.0000	9.7722	53,956

MFS/Sun Life Series Massachusetts Investors Growth Series S Class	04	2005	9.0133	9.2474	230,965
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	04	2004	8.3679	9.0133	250,142
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	04	2003	6.9154	8.3679	274,965
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	04	2002	9.7670	6.9154	243,572
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	04	2001	10.0000	9.7670	18,905

MFS/Sun Life Series Massachusetts Investors Growth Series S Class	05	2005	8.9827	9.2067	199,154
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	05	2004	8.3480	8.9827	225,174
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	05	2003	6.9060	8.3480	265,609
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	05	2002	9.7636	6.9060	218,804
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	05	2001	10.0000	9.7636	47,580

MFS/Sun Life Series Massachusetts Investors Growth Series S Class	06	2005	8.9369	9.1458	352,314
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	06	2004	8.3182	8.9369	372,465
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	06	2003	6.8918	8.3182	388,338
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	06	2002	9.7585	6.8918	358,239
MFS/Sun Life Series Massachusetts Investors Growth Series S Class	06	2001	10.0000	9.7585	83,540

MFS/Sun Life Series Massachusetts Investors Trust Series	01	2005	8.4941	9.0482	0
MFS/Sun Life Series Massachusetts Investors Trust Series	01	2004	7.6695	8.4941	0
MFS/Sun Life Series Massachusetts Investors Trust Series	01	2003	6.3132	7.6695	0
MFS/Sun Life Series Massachusetts Investors Trust Series	01	2002	8.1036	6.3132	0
MFS/Sun Life Series Massachusetts Investors Trust Series	01	2001	9.7239	8.1036	0
MFS/Sun Life Series Massachusetts Investors Trust Series	01	2000	10.0000	9.7239	0

MFS/Sun Life Series Massachusetts Investors Trust Series	02	2005	8.4407	8.9777	0
MFS/Sun Life Series Massachusetts Investors Trust Series	02	2004	7.6329	8.4407	0
MFS/Sun Life Series Massachusetts Investors Trust Series	02	2003	6.2926	7.6329	0
MFS/Sun Life Series Massachusetts Investors Trust Series	02	2002	8.0894	6.2926	0
MFS/Sun Life Series Massachusetts Investors Trust Series	02	2001	9.7218	8.0894	0
MFS/Sun Life Series Massachusetts Investors Trust Series	02	2000	10.0000	9.7218	0

MFS/Sun Life Series Massachusetts Investors Trust Series	03	2005	8.4052	8.9309	58,426
MFS/Sun Life Series Massachusetts Investors Trust Series	03	2004	7.6085	8.4052	46,283
MFS/Sun Life Series Massachusetts Investors Trust Series	03	2003	6.2789	7.6085	43,043
MFS/Sun Life Series Massachusetts Investors Trust Series	03	2002	8.0800	6.2789	37,025
MFS/Sun Life Series Massachusetts Investors Trust Series	03	2001	9.7203	8.0800	45,316
MFS/Sun Life Series Massachusetts Investors Trust Series	03	2000	10.0000	9.7203	484

MFS/Sun Life Series Massachusetts Investors Trust Series	04	2005	8.3522	8.8611	36,396
MFS/Sun Life Series Massachusetts Investors Trust Series	04	2004	7.5720	8.3522	42,216
MFS/Sun Life Series Massachusetts Investors Trust Series	04	2003	6.2583	7.5720	48,149
MFS/Sun Life Series Massachusetts Investors Trust Series	04	2002	8.0658	6.2583	48,650
MFS/Sun Life Series Massachusetts Investors Trust Series	04	2001	9.7182	8.0658	43,505
MFS/Sun Life Series Massachusetts Investors Trust Series	04	2000	10.0000	9.7182	309

MFS/Sun Life Series Massachusetts Investors Trust Series	05	2005	8.3170	8.8149	69,505
MFS/Sun Life Series Massachusetts Investors Trust Series	05	2004	7.5479	8.3170	79,310
MFS/Sun Life Series Massachusetts Investors Trust Series	05	2003	6.2446	7.5479	81,303
MFS/Sun Life Series Massachusetts Investors Trust Series	05	2002	8.0564	6.2446	78,797
MFS/Sun Life Series Massachusetts Investors Trust Series	05	2001	9.7168	8.0564	82,835
MFS/Sun Life Series Massachusetts Investors Trust Series	05	2000	10.0000	9.7168	4,449

MFS/Sun Life Series Massachusetts Investors Trust Series	06	2005	8.2645	8.7459	1,485
MFS/Sun Life Series Massachusetts Investors Trust Series	06	2004	7.5116	8.2645	5,948
MFS/Sun Life Series Massachusetts Investors Trust Series	06	2003	6.2242	7.5116	8,334
MFS/Sun Life Series Massachusetts Investors Trust Series	06	2002	8.0422	6.2242	9,347
MFS/Sun Life Series Massachusetts Investors Trust Series	06	2001	9.7146	8.0422	9,793
MFS/Sun Life Series Massachusetts Investors Trust Series	06	2000	10.0000	9.7146	0

MFS/Sun Life Series Massachusetts Investors Trust Series S Class	01	2005	10.0669	10.6951	19,174
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	01	2004	9.1097	10.0669	19,174
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	01	2003	7.5222	9.1097	19,174
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	01	2002	9.6760	7.5222	19,174
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	01	2001	10.0000	9.6760	12,210

MFS/Sun Life Series Massachusetts Investors Trust Series S Class	02	2005	10.0158	10.6247	0
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	02	2004	9.0773	10.0158	0
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	02	2003	7.5068	9.0773	0
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	02	2002	9.6710	7.5068	0
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	02	2001	10.0000	9.6710	0

MFS/Sun Life Series Massachusetts Investors Trust Series S Class	03	2005	9.9818	10.5780	341,126
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	03	2004	9.0557	9.9818	409,640
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	03	2003	7.4966	9.0557	472,266
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	03	2002	9.6676	7.4966	391,282
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	03	2001	10.0000	9.6676	58,173

MFS/Sun Life Series Massachusetts Investors Trust Series S Class	04	2005	9.9310	10.5082	230,273
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	04	2004	9.0234	9.9310	250,375
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	04	2003	7.4812	9.0234	281,426
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	04	2002	9.6625	7.4812	232,552
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	04	2001	10.0000	9.6625	43,857

MFS/Sun Life Series Massachusetts Investors Trust Series S Class	05	2005	9.8974	10.4620	191,409
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	05	2004	9.0019	9.8974	199,755
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	05	2003	7.4710	9.0019	214,595
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	05	2002	9.6591	7.4710	215,083
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	05	2001	10.0000	9.6591	22,373

MFS/Sun Life Series Massachusetts Investors Trust Series S Class	06	2005	9.8469	10.3929	403,680
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	06	2004	8.9698	9.8469	460,657
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	06	2003	7.4556	8.9698	483,928
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	06	2002	9.6540	7.4556	466,034
MFS/Sun Life Series Massachusetts Investors Trust Series S Class	06	2001	10.0000	9.6540	110,146

MFS/Sun Life Series Mid Cap Growth Series	01	2005	5.4532	5.5608	0
MFS/Sun Life Series Mid Cap Growth Series	01	2004	4.8105	5.4532	0
MFS/Sun Life Series Mid Cap Growth Series	01	2003	3.5278	4.8105	0
MFS/Sun Life Series Mid Cap Growth Series	01	2002	6.7507	3.5278	0
MFS/Sun Life Series Mid Cap Growth Series	01	2001	8.8866	6.7507	0
MFS/Sun Life Series Mid Cap Growth Series	01	2000	10.0000	8.8866	0

MFS/Sun Life Series Mid Cap Growth Series	02	2005	5.4189	5.5175	0
MFS/Sun Life Series Mid Cap Growth Series	02	2004	4.7875	5.4189	0
MFS/Sun Life Series Mid Cap Growth Series	02	2003	3.5163	4.7875	0
MFS/Sun Life Series Mid Cap Growth Series	02	2002	6.7389	3.5163	0
MFS/Sun Life Series Mid Cap Growth Series	02	2001	8.8846	6.7389	0
MFS/Sun Life Series Mid Cap Growth Series	02	2000	10.0000	8.8846	0

MFS/Sun Life Series Mid Cap Growth Series	03	2005	5.3961	5.4887	15,688
MFS/Sun Life Series Mid Cap Growth Series	03	2004	4.7722	5.3961	19,875
MFS/Sun Life Series Mid Cap Growth Series	03	2003	3.5086	4.7722	20,234
MFS/Sun Life Series Mid Cap Growth Series	03	2002	6.7310	3.5086	14,152
MFS/Sun Life Series Mid Cap Growth Series	03	2001	8.8833	6.7310	10,248
MFS/Sun Life Series Mid Cap Growth Series	03	2000	10.0000	8.8833	0

MFS/Sun Life Series Mid Cap Growth Series	04	2005	5.3620	5.4458	14,073
MFS/Sun Life Series Mid Cap Growth Series	04	2004	4.7493	5.3620	15,252
MFS/Sun Life Series Mid Cap Growth Series	04	2003	3.4971	4.7493	15,105
MFS/Sun Life Series Mid Cap Growth Series	04	2002	6.7192	3.4971	21,607
MFS/Sun Life Series Mid Cap Growth Series	04	2001	8.8813	6.7192	20,317
MFS/Sun Life Series Mid Cap Growth Series	04	2000	10.0000	8.8813	169

MFS/Sun Life Series Mid Cap Growth Series	05	2005	5.3394	5.4173	24,194
MFS/Sun Life Series Mid Cap Growth Series	05	2004	4.7342	5.3394	22,447
MFS/Sun Life Series Mid Cap Growth Series	05	2003	3.4894	4.7342	14,001
MFS/Sun Life Series Mid Cap Growth Series	05	2002	6.7113	3.4894	15,750
MFS/Sun Life Series Mid Cap Growth Series	05	2001	8.8800	6.7113	20,448
MFS/Sun Life Series Mid Cap Growth Series	05	2000	10.0000	8.8800	2,273

MFS/Sun Life Series Mid Cap Growth Series	06	2005	5.3057	5.3749	4,531
MFS/Sun Life Series Mid Cap Growth Series	06	2004	4.7114	5.3057	15,194
MFS/Sun Life Series Mid Cap Growth Series	06	2003	3.4780	4.7114	16,628
MFS/Sun Life Series Mid Cap Growth Series	06	2002	6.6995	3.4780	16,972
MFS/Sun Life Series Mid Cap Growth Series	06	2001	8.8781	6.6995	13,424
MFS/Sun Life Series Mid Cap Growth Series	06	2000	10.0000	8.8781	0

MFS/Sun Life Series Mid Cap Growth Series S Class	01	2005	7.7420	7.8698	0
MFS/Sun Life Series Mid Cap Growth Series S Class	01	2004	6.8498	7.7420	0
MFS/Sun Life Series Mid Cap Growth Series S Class	01	2003	5.0432	6.8498	0
MFS/Sun Life Series Mid Cap Growth Series S Class	01	2002	9.6522	5.0432	0
MFS/Sun Life Series Mid Cap Growth Series S Class	01	2001	10.0000	9.6522	0

MFS/Sun Life Series Mid Cap Growth Series S Class	02	2005	7.7027	7.8180	25,653
MFS/Sun Life Series Mid Cap Growth Series S Class	02	2004	6.8255	7.7027	25,653
MFS/Sun Life Series Mid Cap Growth Series S Class	02	2003	5.0329	6.8255	25,653
MFS/Sun Life Series Mid Cap Growth Series S Class	02	2002	9.6471	5.0329	25,653
MFS/Sun Life Series Mid Cap Growth Series S Class	02	2001	10.0000	9.6471	0

MFS/Sun Life Series Mid Cap Growth Series S Class	03	2005	7.6766	7.7836	208,580
MFS/Sun Life Series Mid Cap Growth Series S Class	03	2004	6.8092	7.6766	232,791
MFS/Sun Life Series Mid Cap Growth Series S Class	03	2003	5.0260	6.8092	264,346
MFS/Sun Life Series Mid Cap Growth Series S Class	03	2002	9.6437	5.0260	218,912
MFS/Sun Life Series Mid Cap Growth Series S Class	03	2001	10.0000	9.6437	34,513

MFS/Sun Life Series Mid Cap Growth Series S Class	04	2005	7.6375	7.7323	169,114
MFS/Sun Life Series Mid Cap Growth Series S Class	04	2004	6.7849	7.6375	191,851
MFS/Sun Life Series Mid Cap Growth Series S Class	04	2003	5.0157	6.7849	193,618
MFS/Sun Life Series Mid Cap Growth Series S Class	04	2002	9.6386	5.0157	150,656
MFS/Sun Life Series Mid Cap Growth Series S Class	04	2001	10.0000	9.6386	19,561

MFS/Sun Life Series Mid Cap Growth Series S Class	05	2005	7.6116	7.6982	113,323
MFS/Sun Life Series Mid Cap Growth Series S Class	05	2004	6.7688	7.6116	124,045
MFS/Sun Life Series Mid Cap Growth Series S Class	05	2003	5.0089	6.7688	127,102
MFS/Sun Life Series Mid Cap Growth Series S Class	05	2002	9.6353	5.0089	135,186
MFS/Sun Life Series Mid Cap Growth Series S Class	05	2001	10.0000	9.6353	25,220

MFS/Sun Life Series Mid Cap Growth Series S Class	06	2005	7.5728	7.6473	257,560
MFS/Sun Life Series Mid Cap Growth Series S Class	06	2004	6.7445	7.5728	304,524
MFS/Sun Life Series Mid Cap Growth Series S Class	06	2003	4.9985	6.7445	272,678
MFS/Sun Life Series Mid Cap Growth Series S Class	06	2002	9.6302	4.9985	302,298
MFS/Sun Life Series Mid Cap Growth Series S Class	06	2001	10.0000	9.6302	64,132

MFS/Sun Life Series Mid Cap Value Series S Class	01	2005	12.3640	13.1335	0
MFS/Sun Life Series Mid Cap Value Series S Class	01	2004	10.2684	12.3640	0
MFS/Sun Life Series Mid Cap Value Series S Class	01	2003	7.8712	10.2684	0
MFS/Sun Life Series Mid Cap Value Series S Class	01	2002	10.0000	7.8712	0

MFS/Sun Life Series Mid Cap Value Series S Class	02	2005	12.3139	13.0605	0
MFS/Sun Life Series Mid Cap Value Series S Class	02	2004	10.2423	12.3139	0
MFS/Sun Life Series Mid Cap Value Series S Class	02	2003	7.8632	10.2423	0
MFS/Sun Life Series Mid Cap Value Series S Class	02	2002	10.0000	7.8632	0

MFS/Sun Life Series Mid Cap Value Series S Class	03	2005	12.2805	13.0119	26,220
MFS/Sun Life Series Mid Cap Value Series S Class	03	2004	10.2249	12.2805	18,853
MFS/Sun Life Series Mid Cap Value Series S Class	03	2003	7.8578	10.2249	11,081
MFS/Sun Life Series Mid Cap Value Series S Class	03	2002	10.0000	7.8578	6,382

MFS/Sun Life Series Mid Cap Value Series S Class	04	2005	12.2306	12.9394	12,200
MFS/Sun Life Series Mid Cap Value Series S Class	04	2004	10.1990	12.2306	6,890
MFS/Sun Life Series Mid Cap Value Series S Class	04	2003	7.8498	10.1990	4,345
MFS/Sun Life Series Mid Cap Value Series S Class	04	2002	10.0000	7.8498	0

MFS/Sun Life Series Mid Cap Value Series S Class	05	2005	12.1975	12.8913	12,031
MFS/Sun Life Series Mid Cap Value Series S Class	05	2004	10.1817	12.1975	5,453
MFS/Sun Life Series Mid Cap Value Series S Class	05	2003	7.8444	10.1817	1,823
MFS/Sun Life Series Mid Cap Value Series S Class	05	2002	10.0000	7.8444	1,423

MFS/Sun Life Series Mid Cap Value Series S Class	06	2005	12.1478	12.8193	37,969
MFS/Sun Life Series Mid Cap Value Series S Class	06	2004	10.1557	12.1478	34,859
MFS/Sun Life Series Mid Cap Value Series S Class	06	2003	7.8364	10.1557	12,806
MFS/Sun Life Series Mid Cap Value Series S Class	06	2002	10.0000	7.8364	10,203

MFS/Sun Life Series Money Market Series	01	2005	10.2787	10.4424	0
MFS/Sun Life Series Money Market Series	01	2004	10.3082	10.2787	0
MFS/Sun Life Series Money Market Series	01	2003	10.3577	10.3082	0
MFS/Sun Life Series Money Market Series	01	2002	10.3411	10.3577	0
MFS/Sun Life Series Money Market Series	01	2001	10.0756	10.3411	0
MFS/Sun Life Series Money Market Series	01	2000	10.0000	10.0756	0

MFS/Sun Life Series Money Market Series	02	2005	10.2141	10.3611	0
MFS/Sun Life Series Money Market Series	02	2004	10.2590	10.2141	0
MFS/Sun Life Series Money Market Series	02	2003	10.3239	10.2590	0
MFS/Sun Life Series Money Market Series	02	2002	10.3230	10.3239	0
MFS/Sun Life Series Money Market Series	02	2001	10.0734	10.3230	0
MFS/Sun Life Series Money Market Series	02	2000	10.0000	10.0734	0

MFS/Sun Life Series Money Market Series	03	2005	10.1711	10.3071	11,380
MFS/Sun Life Series Money Market Series	03	2004	10.2263	10.1711	17,889
MFS/Sun Life Series Money Market Series	03	2003	10.3014	10.2263	15,874
MFS/Sun Life Series Money Market Series	03	2002	10.3110	10.3014	36,354
MFS/Sun Life Series Money Market Series	03	2001	10.0719	10.3110	39,318
MFS/Sun Life Series Money Market Series	03	2000	10.0000	10.0719	0

MFS/Sun Life Series Money Market Series	04	2005	10.1070	10.2266	917
MFS/Sun Life Series Money Market Series	04	2004	10.1774	10.1070	17,122
MFS/Sun Life Series Money Market Series	04	2003	10.2677	10.1774	17,901
MFS/Sun Life Series Money Market Series	04	2002	10.2929	10.2677	14,511
MFS/Sun Life Series Money Market Series	04	2001	10.0696	10.2929	15,317
MFS/Sun Life Series Money Market Series	04	2000	10.0000	10.0696	0

MFS/Sun Life Series Money Market Series	05	2005	10.0645	10.1733	443
MFS/Sun Life Series Money Market Series	05	2004	10.1449	10.0645	23,757
MFS/Sun Life Series Money Market Series	05	2003	10.2453	10.1449	32,354
MFS/Sun Life Series Money Market Series	05	2002	10.2809	10.2453	47,930
MFS/Sun Life Series Money Market Series	05	2001	10.0682	10.2809	40,912
MFS/Sun Life Series Money Market Series	05	2000	10.0000	10.0682	9,973

MFS/Sun Life Series Money Market Series	06	2005	10.0010	10.0937	0
MFS/Sun Life Series Money Market Series	06	2004	10.0962	10.0010	0
MFS/Sun Life Series Money Market Series	06	2003	10.2118	10.0962	0
MFS/Sun Life Series Money Market Series	06	2002	10.2629	10.2118	0
MFS/Sun Life Series Money Market Series	06	2001	10.0659	10.2629	0
MFS/Sun Life Series Money Market Series	06	2000	10.0000	10.0659	0

MFS/Sun Life Series Money Market Series S Class	01	2005	9.9009	10.0335	0
MFS/Sun Life Series Money Market Series S Class	01	2004	9.9541	9.9009	0
MFS/Sun Life Series Money Market Series S Class	01	2003	10.0269	9.9541	0
MFS/Sun Life Series Money Market Series S Class	01	2002	10.0358	10.0269	0
MFS/Sun Life Series Money Market Series S Class	01	2001	10.0000	10.0358	0

MFS/Sun Life Series Money Market Series S Class	02	2005	9.8507	9.9675	0
MFS/Sun Life Series Money Market Series S Class	02	2004	9.9187	9.8507	0
MFS/Sun Life Series Money Market Series S Class	02	2003	10.0065	9.9187	0
MFS/Sun Life Series Money Market Series S Class	02	2002	10.0305	10.0065	0
MFS/Sun Life Series Money Market Series S Class	02	2001	10.0000	10.0305	0

MFS/Sun Life Series Money Market Series S Class	03	2005	9.8173	9.9237	97,243
MFS/Sun Life Series Money Market Series S Class	03	2004	9.8952	9.8173	91,813
MFS/Sun Life Series Money Market Series S Class	03	2003	9.9928	9.8952	167,251
MFS/Sun Life Series Money Market Series S Class	03	2002	10.0270	9.9928	227,053
MFS/Sun Life Series Money Market Series S Class	03	2001	10.0000	10.0270	74,955

MFS/Sun Life Series Money Market Series S Class	04	2005	9.7674	9.8582	83,083
MFS/Sun Life Series Money Market Series S Class	04	2004	9.8599	9.7674	77,237
MFS/Sun Life Series Money Market Series S Class	04	2003	9.9724	9.8599	104,158
MFS/Sun Life Series Money Market Series S Class	04	2002	10.0217	9.9724	141,930
MFS/Sun Life Series Money Market Series S Class	04	2001	10.0000	10.0217	16,522

MFS/Sun Life Series Money Market Series S Class	05	2005	9.7343	9.8149	106,559
MFS/Sun Life Series Money Market Series S Class	05	2004	9.8365	9.7343	130,693
MFS/Sun Life Series Money Market Series S Class	05	2003	9.9588	9.8365	133,432
MFS/Sun Life Series Money Market Series S Class	05	2002	10.0182	9.9588	118,875
MFS/Sun Life Series Money Market Series S Class	05	2001	10.0000	10.0182	61,107

MFS/Sun Life Series Money Market Series S Class	06	2005	9.6846	9.7500	253,829
MFS/Sun Life Series Money Market Series S Class	06	2004	9.8013	9.6846	172,920
MFS/Sun Life Series Money Market Series S Class	06	2003	9.9383	9.8013	227,420
MFS/Sun Life Series Money Market Series S Class	06	2002	10.0129	9.9383	328,807
MFS/Sun Life Series Money Market Series S Class	06	2001	10.0000	10.0129	71,166

MFS/Sun Life Series New Discovery Series	01	2005	8.0567	8.3831	0
MFS/Sun Life Series New Discovery Series	01	2004	7.5791	8.0567	0
MFS/Sun Life Series New Discovery Series	01	2003	5.6644	7.5791	0
MFS/Sun Life Series New Discovery Series	01	2002	8.6076	5.6644	0
MFS/Sun Life Series New Discovery Series	01	2001	9.1729	8.6076	0
MFS/Sun Life Series New Discovery Series	01	2000	10.0000	9.1729	0

MFS/Sun Life Series New Discovery Series	02	2005	8.0060	8.3178	0
MFS/Sun Life Series New Discovery Series	02	2004	7.5429	8.0060	0
MFS/Sun Life Series New Discovery Series	02	2003	5.6459	7.5429	0
MFS/Sun Life Series New Discovery Series	02	2002	8.5925	5.6459	0
MFS/Sun Life Series New Discovery Series	02	2001	9.1708	8.5925	0
MFS/Sun Life Series New Discovery Series	02	2000	10.0000	9.1708	0

MFS/Sun Life Series New Discovery Series	03	2005	7.9723	8.2744	9,524
MFS/Sun Life Series New Discovery Series	03	2004	7.5188	7.9723	13,918
MFS/Sun Life Series New Discovery Series	03	2003	5.6336	7.5188	15,215
MFS/Sun Life Series New Discovery Series	03	2002	8.5825	5.6336	12,634
MFS/Sun Life Series New Discovery Series	03	2001	9.1695	8.5825	11,529
MFS/Sun Life Series New Discovery Series	03	2000	10.0000	9.1695	0

MFS/Sun Life Series New Discovery Series	04	2005	7.9220	8.2097	12,278
MFS/Sun Life Series New Discovery Series	04	2004	7.4828	7.9220	12,903
MFS/Sun Life Series New Discovery Series	04	2003	5.6151	7.4828	12,602
MFS/Sun Life Series New Discovery Series	04	2002	8.5674	5.6151	14,104
MFS/Sun Life Series New Discovery Series	04	2001	9.1675	8.5674	10,214
MFS/Sun Life Series New Discovery Series	04	2000	10.0000	9.1675	164

MFS/Sun Life Series New Discovery Series	05	2005	7.8886	8.1669	19,515
MFS/Sun Life Series New Discovery Series	05	2004	7.4589	7.8886	35,637
MFS/Sun Life Series New Discovery Series	05	2003	5.6028	7.4589	37,098
MFS/Sun Life Series New Discovery Series	05	2002	8.5574	5.6028	36,418
MFS/Sun Life Series New Discovery Series	05	2001	9.1661	8.5574	38,463
MFS/Sun Life Series New Discovery Series	05	2000	10.0000	9.1661	2,248

MFS/Sun Life Series New Discovery Series	06	2005	7.8388	8.1030	5,534
MFS/Sun Life Series New Discovery Series	06	2004	7.4231	7.8388	9,358
MFS/Sun Life Series New Discovery Series	06	2003	5.5845	7.4231	10,250
MFS/Sun Life Series New Discovery Series	06	2002	8.5424	5.5845	6,870
MFS/Sun Life Series New Discovery Series	06	2001	9.1641	8.5424	5,456
MFS/Sun Life Series New Discovery Series	06	2000	10.0000	9.1641	0

MFS/Sun Life Series New Discovery Series S Class	01	2005	9.5806	9.9451	0
MFS/Sun Life Series New Discovery Series S Class	01	2004	9.0354	9.5806	0
MFS/Sun Life Series New Discovery Series S Class	01	2003	6.7667	9.0354	0
MFS/Sun Life Series New Discovery Series S Class	01	2002	10.3135	6.7667	0
MFS/Sun Life Series New Discovery Series S Class	01	2001	10.0000	10.3135	0

MFS/Sun Life Series New Discovery Series S Class	02	2005	9.5320	9.8797	12,811
MFS/Sun Life Series New Discovery Series S Class	02	2004	9.0033	9.5320	12,811
MFS/Sun Life Series New Discovery Series S Class	02	2003	6.7528	9.0033	12,811
MFS/Sun Life Series New Discovery Series S Class	02	2002	10.3081	6.7528	12,811
MFS/Sun Life Series New Discovery Series S Class	02	2001	10.0000	10.3081	0

MFS/Sun Life Series New Discovery Series S Class	03	2005	9.4997	9.8363	169,535
MFS/Sun Life Series New Discovery Series S Class	03	2004	8.9819	9.4997	185,185
MFS/Sun Life Series New Discovery Series S Class	03	2003	6.7436	8.9819	190,578
MFS/Sun Life Series New Discovery Series S Class	03	2002	10.3045	6.7436	179,270
MFS/Sun Life Series New Discovery Series S Class	03	2001	10.0000	10.3045	23,281

MFS/Sun Life Series New Discovery Series S Class	04	2005	9.4513	9.7714	150,608
MFS/Sun Life Series New Discovery Series S Class	04	2004	8.9498	9.4513	170,157
MFS/Sun Life Series New Discovery Series S Class	04	2003	6.7298	8.9498	169,478
MFS/Sun Life Series New Discovery Series S Class	04	2002	10.2991	6.7298	145,864
MFS/Sun Life Series New Discovery Series S Class	04	2001	10.0000	10.2991	12,143

MFS/Sun Life Series New Discovery Series S Class	05	2005	9.4193	9.7284	122,251
MFS/Sun Life Series New Discovery Series S Class	05	2004	8.9285	9.4193	120,348
MFS/Sun Life Series New Discovery Series S Class	05	2003	6.7206	8.9285	132,067
MFS/Sun Life Series New Discovery Series S Class	05	2002	10.2955	6.7206	123,743
MFS/Sun Life Series New Discovery Series S Class	05	2001	10.0000	10.2955	16,844

MFS/Sun Life Series New Discovery Series S Class	06	2005	9.3712	9.6641	197,852
MFS/Sun Life Series New Discovery Series S Class	06	2004	8.8966	9.3712	234,736
MFS/Sun Life Series New Discovery Series S Class	06	2003	6.7067	8.8966	244,896
MFS/Sun Life Series New Discovery Series S Class	06	2002	10.2900	6.7067	265,071
MFS/Sun Life Series New Discovery Series S Class	06	2001	10.0000	10.2900	51,261

MFS/Sun Life Series Research International Series	01	2005	10.8186	12.4720	0
MFS/Sun Life Series Research International Series	01	2004	9.0258	10.8186	0
MFS/Sun Life Series Research International Series	01	2003	6.8177	9.0258	0
MFS/Sun Life Series Research International Series	01	2002	7.7877	6.8177	0
MFS/Sun Life Series Research International Series	01	2001	9.5749	7.7877	0
MFS/Sun Life Series Research International Series	01	2000	10.0000	9.5749	0

MFS/Sun Life Series Research International Series	02	2005	10.7505	12.3748	0
MFS/Sun Life Series Research International Series	02	2004	8.9827	10.7505	0
MFS/Sun Life Series Research International Series	02	2003	6.7955	8.9827	0
MFS/Sun Life Series Research International Series	02	2002	7.7741	6.7955	0
MFS/Sun Life Series Research International Series	02	2001	9.5728	7.7741	0
MFS/Sun Life Series Research International Series	02	2000	10.0000	9.5728	0

MFS/Sun Life Series Research International Series	03	2005	10.7053	12.3103	2,801
MFS/Sun Life Series Research International Series	03	2004	8.9540	10.7053	2,875
MFS/Sun Life Series Research International Series	03	2003	6.7806	8.9540	2,695
MFS/Sun Life Series Research International Series	03	2002	7.7650	6.7806	2,568
MFS/Sun Life Series Research International Series	03	2001	9.5713	7.7650	1,437
MFS/Sun Life Series Research International Series	03	2000	10.0000	9.5713	0

MFS/Sun Life Series Research International Series	04	2005	10.6378	12.2141	1,881
MFS/Sun Life Series Research International Series	04	2004	8.9111	10.6378	2,095
MFS/Sun Life Series Research International Series	04	2003	6.7585	8.9111	2,278
MFS/Sun Life Series Research International Series	04	2002	7.7514	6.7585	2,784
MFS/Sun Life Series Research International Series	04	2001	9.5692	7.7514	3,852
MFS/Sun Life Series Research International Series	04	2000	10.0000	9.5692	314

MFS/Sun Life Series Research International Series	05	2005	10.5931	12.1505	2,152
MFS/Sun Life Series Research International Series	05	2004	8.8827	10.5931	2,458
MFS/Sun Life Series Research International Series	05	2003	6.7437	8.8827	2,459
MFS/Sun Life Series Research International Series	05	2002	7.7423	6.7437	2,448
MFS/Sun Life Series Research International Series	05	2001	9.5678	7.7423	2,741
MFS/Sun Life Series Research International Series	05	2000	10.0000	9.5678	0

MFS/Sun Life Series Research International Series	06	2005	10.5261	12.0553	2,304
MFS/Sun Life Series Research International Series	06	2004	8.8400	10.5261	6,576
MFS/Sun Life Series Research International Series	06	2003	6.7216	8.8400	6,842
MFS/Sun Life Series Research International Series	06	2002	7.7287	6.7216	7,963
MFS/Sun Life Series Research International Series	06	2001	9.5657	7.7287	7,281
MFS/Sun Life Series Research International Series	06	2000	10.0000	9.5657	0

MFS/Sun Life Series Research International Series S Class	01	2005	13.0018	14.9414	0
MFS/Sun Life Series Research International Series S Class	01	2004	10.8687	13.0018	0
MFS/Sun Life Series Research International Series S Class	01	2003	8.2376	10.8687	0
MFS/Sun Life Series Research International Series S Class	01	2002	9.4257	8.2376	0
MFS/Sun Life Series Research International Series S Class	01	2001	10.0000	9.4257	0

MFS/Sun Life Series Research International Series S Class	02	2005	12.9359	14.8431	0
MFS/Sun Life Series Research International Series S Class	02	2004	10.8300	12.9359	0
MFS/Sun Life Series Research International Series S Class	02	2003	8.2208	10.8300	0
MFS/Sun Life Series Research International Series S Class	02	2002	9.4207	8.2208	0
MFS/Sun Life Series Research International Series S Class	02	2001	10.0000	9.4207	0

MFS/Sun Life Series Research International Series S Class	03	2005	12.8920	14.7778	36,330
MFS/Sun Life Series Research International Series S Class	03	2004	10.8043	12.8920	46,240
MFS/Sun Life Series Research International Series S Class	03	2003	8.2096	10.8043	33,015
MFS/Sun Life Series Research International Series S Class	03	2002	9.4174	8.2096	32,755
MFS/Sun Life Series Research International Series S Class	03	2001	10.0000	9.4174	1,770

MFS/Sun Life Series Research International Series S Class	04	2005	12.8265	14.6804	54,688
MFS/Sun Life Series Research International Series S Class	04	2004	10.7657	12.8265	56,310
MFS/Sun Life Series Research International Series S Class	04	2003	8.1928	10.7657	53,893
MFS/Sun Life Series Research International Series S Class	04	2002	9.4125	8.1928	40,134
MFS/Sun Life Series Research International Series S Class	04	2001	10.0000	9.4125	1,150

MFS/Sun Life Series Research International Series S Class	05	2005	12.7829	14.6158	18,877
MFS/Sun Life Series Research International Series S Class	05	2004	10.7401	12.7829	15,825
MFS/Sun Life Series Research International Series S Class	05	2003	8.1816	10.7401	17,288
MFS/Sun Life Series Research International Series S Class	05	2002	9.4092	8.1816	21,719
MFS/Sun Life Series Research International Series S Class	05	2001	10.0000	9.4092	1,101

MFS/Sun Life Series Research International Series S Class	06	2005	12.7178	14.5192	93,933
MFS/Sun Life Series Research International Series S Class	06	2004	10.7018	12.7178	88,816
MFS/Sun Life Series Research International Series S Class	06	2003	8.1648	10.7018	83,443
MFS/Sun Life Series Research International Series S Class	06	2002	9.4042	8.1648	68,031
MFS/Sun Life Series Research International Series S Class	06	2001	10.0000	9.4042	8,540

MFS/Sun Life Series Research Series	01	2005	7.3059	7.8043	0
MFS/Sun Life Series Research Series	01	2004	6.3778	7.3059	0
MFS/Sun Life Series Research Series	01	2003	5.1458	6.3778	0
MFS/Sun Life Series Research Series	01	2002	6.9506	5.1458	0
MFS/Sun Life Series Research Series	01	2001	8.9409	6.9506	0
MFS/Sun Life Series Research Series	01	2000	10.0000	8.9409	0

MFS/Sun Life Series Research Series	02	2005	7.2599	7.7435	0
MFS/Sun Life Series Research Series	02	2004	6.3473	7.2599	0
MFS/Sun Life Series Research Series	02	2003	5.1290	6.3473	0
MFS/Sun Life Series Research Series	02	2002	6.9384	5.1290	0
MFS/Sun Life Series Research Series	02	2001	8.9390	6.9384	0
MFS/Sun Life Series Research Series	02	2000	10.0000	8.9390	0

MFS/Sun Life Series Research Series	03	2005	7.2293	7.7031	9,313
MFS/Sun Life Series Research Series	03	2004	6.3270	7.2293	33,103
MFS/Sun Life Series Research Series	03	2003	5.1178	6.3270	30,309
MFS/Sun Life Series Research Series	03	2002	6.9303	5.1178	33,857
MFS/Sun Life Series Research Series	03	2001	8.9377	6.9303	33,910
MFS/Sun Life Series Research Series	03	2000	10.0000	8.9377	0

MFS/Sun Life Series Research Series	04	2005	7.1837	7.6429	6,922
MFS/Sun Life Series Research Series	04	2004	6.2967	7.1837	10,661
MFS/Sun Life Series Research Series	04	2003	5.1010	6.2967	15,098
MFS/Sun Life Series Research Series	04	2002	6.9182	5.1010	18,377
MFS/Sun Life Series Research Series	04	2001	8.9357	6.9182	21,270
MFS/Sun Life Series Research Series	04	2000	10.0000	8.9357	0

MFS/Sun Life Series Research Series	05	2005	7.1535	7.6030	47,554
MFS/Sun Life Series Research Series	05	2004	6.2766	7.1535	43,227
MFS/Sun Life Series Research Series	05	2003	5.0899	6.2766	36,944
MFS/Sun Life Series Research Series	05	2002	6.9101	5.0899	25,912
MFS/Sun Life Series Research Series	05	2001	8.9344	6.9101	26,313
MFS/Sun Life Series Research Series	05	2000	10.0000	8.9344	0

MFS/Sun Life Series Research Series	06	2005	7.1083	7.5435	4,645
MFS/Sun Life Series Research Series	06	2004	6.2465	7.1083	11,479
MFS/Sun Life Series Research Series	06	2003	5.0732	6.2465	12,632
MFS/Sun Life Series Research Series	06	2002	6.8979	5.0732	10,463
MFS/Sun Life Series Research Series	06	2001	8.9324	6.8979	9,480
MFS/Sun Life Series Research Series	06	2000	10.0000	8.9324	0

MFS/Sun Life Series Research Series S Class	01	2005	10.0704	10.7278	19,533
MFS/Sun Life Series Research Series S Class	01	2004	8.8132	10.0704	19,533
MFS/Sun Life Series Research Series S Class	01	2003	7.1283	8.8132	19,533
MFS/Sun Life Series Research Series S Class	01	2002	9.6554	7.1283	19,533
MFS/Sun Life Series Research Series S Class	01	2001	10.0000	9.6554	12,462

MFS/Sun Life Series Research Series S Class	02	2005	10.0193	10.6572	0
MFS/Sun Life Series Research Series S Class	02	2004	8.7819	10.0193	0
MFS/Sun Life Series Research Series S Class	02	2003	7.1137	8.7819	0
MFS/Sun Life Series Research Series S Class	02	2002	9.6504	7.1137	0
MFS/Sun Life Series Research Series S Class	02	2001	10.0000	9.6504	0

MFS/Sun Life Series Research Series S Class	03	2005	9.9853	10.6103	53,067
MFS/Sun Life Series Research Series S Class	03	2004	8.7610	9.9853	59,129
MFS/Sun Life Series Research Series S Class	03	2003	7.1040	8.7610	46,256
MFS/Sun Life Series Research Series S Class	03	2002	9.6470	7.1040	45,209
MFS/Sun Life Series Research Series S Class	03	2001	10.0000	9.6470	13,713

MFS/Sun Life Series Research Series S Class	04	2005	9.9345	10.5403	53,379
MFS/Sun Life Series Research Series S Class	04	2004	8.7298	9.9345	60,469
MFS/Sun Life Series Research Series S Class	04	2003	7.0894	8.7298	58,453
MFS/Sun Life Series Research Series S Class	04	2002	9.6419	7.0894	43,342
MFS/Sun Life Series Research Series S Class	04	2001	10.0000	9.6419	8,741

MFS/Sun Life Series Research Series S Class	05	2005	9.9009	10.4940	28,832
MFS/Sun Life Series Research Series S Class	05	2004	8.7090	9.9009	35,869
MFS/Sun Life Series Research Series S Class	05	2003	7.0797	8.7090	31,016
MFS/Sun Life Series Research Series S Class	05	2002	9.6385	7.0797	47,011
MFS/Sun Life Series Research Series S Class	05	2001	10.0000	9.6385	6,115

MFS/Sun Life Series Research Series S Class	06	2005	9.8504	10.4246	55,846
MFS/Sun Life Series Research Series S Class	06	2004	8.6779	9.8504	48,199
MFS/Sun Life Series Research Series S Class	06	2003	7.0652	8.6779	46,181
MFS/Sun Life Series Research Series S Class	06	2002	9.6334	7.0652	43,518
MFS/Sun Life Series Research Series S Class	06	2001	10.0000	9.6334	9,471

MFS/Sun Life Series Strategic Growth Series	01	2005	5.8702	5.8871	0
MFS/Sun Life Series Strategic Growth Series	01	2004	5.5565	5.8702	0
MFS/Sun Life Series Strategic Growth Series	01	2003	4.4053	5.5565	0
MFS/Sun Life Series Strategic Growth Series	01	2002	6.3725	4.4053	0
MFS/Sun Life Series Strategic Growth Series	01	2001	8.5498	6.3725	0
MFS/Sun Life Series Strategic Growth Series	01	2000	10.0000	8.5498	0

MFS/Sun Life Series Strategic Growth Series	02	2005	5.8332	5.8412	0
MFS/Sun Life Series Strategic Growth Series	02	2004	5.5299	5.8332	0
MFS/Sun Life Series Strategic Growth Series	02	2003	4.3909	5.5299	0
MFS/Sun Life Series Strategic Growth Series	02	2002	6.3613	4.3909	0
MFS/Sun Life Series Strategic Growth Series	02	2001	8.5479	6.3613	0
MFS/Sun Life Series Strategic Growth Series	02	2000	10.0000	8.5479	0

MFS/Sun Life Series Strategic Growth Series	03	2005	5.8087	5.8107	159
MFS/Sun Life Series Strategic Growth Series	03	2004	5.5122	5.8087	160
MFS/Sun Life Series Strategic Growth Series	03	2003	4.3813	5.5122	161
MFS/Sun Life Series Strategic Growth Series	03	2002	6.3539	4.3813	162
MFS/Sun Life Series Strategic Growth Series	03	2001	8.5467	6.3539	163
MFS/Sun Life Series Strategic Growth Series	03	2000	10.0000	8.5467	0

MFS/Sun Life Series Strategic Growth Series	04	2005	5.7720	5.7653	5,452
MFS/Sun Life Series Strategic Growth Series	04	2004	5.4858	5.7720	8,877
MFS/Sun Life Series Strategic Growth Series	04	2003	4.3670	5.4858	7,547
MFS/Sun Life Series Strategic Growth Series	04	2002	6.3427	4.3670	5,840
MFS/Sun Life Series Strategic Growth Series	04	2001	8.5448	6.3427	4,648
MFS/Sun Life Series Strategic Growth Series	04	2000	10.0000	8.5448	0

MFS/Sun Life Series Strategic Growth Series	05	2005	5.7477	5.7352	6,438
MFS/Sun Life Series Strategic Growth Series	05	2004	5.4683	5.7477	7,345
MFS/Sun Life Series Strategic Growth Series	05	2003	4.3574	5.4683	6,993
MFS/Sun Life Series Strategic Growth Series	05	2002	6.3353	4.3574	6,260
MFS/Sun Life Series Strategic Growth Series	05	2001	8.5435	6.3353	4,761
MFS/Sun Life Series Strategic Growth Series	05	2000	10.0000	8.5435	0

MFS/Sun Life Series Strategic Growth Series	06	2005	5.7114	5.6903	597
MFS/Sun Life Series Strategic Growth Series	06	2004	5.4420	5.7114	1,317
MFS/Sun Life Series Strategic Growth Series	06	2003	4.3431	5.4420	1,170
MFS/Sun Life Series Strategic Growth Series	06	2002	6.3241	4.3431	1,174
MFS/Sun Life Series Strategic Growth Series	06	2001	8.5416	6.3241	603
MFS/Sun Life Series Strategic Growth Series	06	2000	10.0000	8.5416	0

MFS/Sun Life Series Strategic Growth Series S Class	01	2005	8.9209	8.9265	0
MFS/Sun Life Series Strategic Growth Series S Class	01	2004	8.4633	8.9209	0
MFS/Sun Life Series Strategic Growth Series S Class	01	2003	6.7356	8.4633	0
MFS/Sun Life Series Strategic Growth Series S Class	01	2002	9.7495	6.7356	0
MFS/Sun Life Series Strategic Growth Series S Class	01	2001	10.0000	9.7495	0

MFS/Sun Life Series Strategic Growth Series S Class	02	2005	8.8756	8.8677	0
MFS/Sun Life Series Strategic Growth Series S Class	02	2004	8.4331	8.8756	0
MFS/Sun Life Series Strategic Growth Series S Class	02	2003	6.7218	8.4331	0
MFS/Sun Life Series Strategic Growth Series S Class	02	2002	9.7444	6.7218	0
MFS/Sun Life Series Strategic Growth Series S Class	02	2001	10.0000	9.7444	0

MFS/Sun Life Series Strategic Growth Series S Class	03	2005	8.8455	8.8287	39,046
MFS/Sun Life Series Strategic Growth Series S Class	03	2004	8.4131	8.8455	58,432
MFS/Sun Life Series Strategic Growth Series S Class	03	2003	6.7126	8.4131	60,482
MFS/Sun Life Series Strategic Growth Series S Class	03	2002	9.7410	6.7126	43,880
MFS/Sun Life Series Strategic Growth Series S Class	03	2001	10.0000	9.7410	2,998

MFS/Sun Life Series Strategic Growth Series S Class	04	2005	8.8005	8.7705	30,680
MFS/Sun Life Series Strategic Growth Series S Class	04	2004	8.3831	8.8005	36,903
MFS/Sun Life Series Strategic Growth Series S Class	04	2003	6.6988	8.3831	34,122
MFS/Sun Life Series Strategic Growth Series S Class	04	2002	9.7358	6.6988	32,358
MFS/Sun Life Series Strategic Growth Series S Class	04	2001	10.0000	9.7358	6,684

MFS/Sun Life Series Strategic Growth Series S Class	05	2005	8.7706	8.7318	27,208
MFS/Sun Life Series Strategic Growth Series S Class	05	2004	8.3631	8.7706	32,406
MFS/Sun Life Series Strategic Growth Series S Class	05	2003	6.6896	8.3631	30,486
MFS/Sun Life Series Strategic Growth Series S Class	05	2002	9.7324	6.6896	35,571
MFS/Sun Life Series Strategic Growth Series S Class	05	2001	10.0000	9.7324	3,077

MFS/Sun Life Series Strategic Growth Series S Class	06	2005	8.7259	8.6741	85,491
MFS/Sun Life Series Strategic Growth Series S Class	06	2004	8.3332	8.7259	94,099
MFS/Sun Life Series Strategic Growth Series S Class	06	2003	6.6759	8.3332	93,610
MFS/Sun Life Series Strategic Growth Series S Class	06	2002	9.7273	6.6759	77,648
MFS/Sun Life Series Strategic Growth Series S Class	06	2001	10.0000	9.7273	19,145

MFS/Sun Life Series Strategic Income Series	01	2005	13.3889	13.4921	0
MFS/Sun Life Series Strategic Income Series	01	2004	12.5303	13.3889	0
MFS/Sun Life Series Strategic Income Series	01	2003	11.2232	12.5303	0
MFS/Sun Life Series Strategic Income Series	01	2002	10.5577	11.2232	0
MFS/Sun Life Series Strategic Income Series	01	2001	10.3296	10.5577	0
MFS/Sun Life Series Strategic Income Series	01	2000	10.0000	10.3296	0

MFS/Sun Life Series Strategic Income Series	02	2005	13.3047	13.3870	0
MFS/Sun Life Series Strategic Income Series	02	2004	12.4706	13.3047	0
MFS/Sun Life Series Strategic Income Series	02	2003	11.1867	12.4706	0
MFS/Sun Life Series Strategic Income Series	02	2002	10.5392	11.1867	0
MFS/Sun Life Series Strategic Income Series	02	2001	10.3274	10.5392	0
MFS/Sun Life Series Strategic Income Series	02	2000	10.0000	10.3274	0

MFS/Sun Life Series Strategic Income Series	03	2005	13.2488	13.3172	1,729
MFS/Sun Life Series Strategic Income Series	03	2004	12.4308	13.2488	1,829
MFS/Sun Life Series Strategic Income Series	03	2003	11.1623	12.4308	2,490
MFS/Sun Life Series Strategic Income Series	03	2002	10.5270	11.1623	4,175
MFS/Sun Life Series Strategic Income Series	03	2001	10.3259	10.5270	4,306
MFS/Sun Life Series Strategic Income Series	03	2000	10.0000	10.3259	0

MFS/Sun Life Series Strategic Income Series	04	2005	13.1653	13.2133	3,293
MFS/Sun Life Series Strategic Income Series	04	2004	12.3713	13.1653	3,560
MFS/Sun Life Series Strategic Income Series	04	2003	11.1258	12.3713	4,535
MFS/Sun Life Series Strategic Income Series	04	2002	10.5085	11.1258	5,409
MFS/Sun Life Series Strategic Income Series	04	2001	10.3236	10.5085	7,220
MFS/Sun Life Series Strategic Income Series	04	2000	10.0000	10.3236	0

MFS/Sun Life Series Strategic Income Series	05	2005	13.1100	13.1444	3,523
MFS/Sun Life Series Strategic Income Series	05	2004	12.3318	13.1100	3,716
MFS/Sun Life Series Strategic Income Series	05	2003	11.1016	12.3318	4,058
MFS/Sun Life Series Strategic Income Series	05	2002	10.4963	11.1016	3,048
MFS/Sun Life Series Strategic Income Series	05	2001	10.3221	10.4963	2,196
MFS/Sun Life Series Strategic Income Series	05	2000	10.0000	10.3221	0

MFS/Sun Life Series Strategic Income Series	06	2005	13.0272	13.0415	0
MFS/Sun Life Series Strategic Income Series	06	2004	12.2727	13.0272	0
MFS/Sun Life Series Strategic Income Series	06	2003	11.0652	12.2727	0
MFS/Sun Life Series Strategic Income Series	06	2002	10.4779	11.0652	0
MFS/Sun Life Series Strategic Income Series	06	2001	10.3198	10.4779	0
MFS/Sun Life Series Strategic Income Series	06	2000	10.0000	10.3198	0

MFS/Sun Life Series Strategic Income Series S Class	01	2005	12.6968	12.7594	0
MFS/Sun Life Series Strategic Income Series S Class	01	2004	11.9062	12.6968	0
MFS/Sun Life Series Strategic Income Series S Class	01	2003	10.7032	11.9062	0
MFS/Sun Life Series Strategic Income Series S Class	01	2002	10.0908	10.7032	0
MFS/Sun Life Series Strategic Income Series S Class	01	2001	10.0000	10.0908	0

MFS/Sun Life Series Strategic Income Series S Class	02	2005	12.6324	12.6755	14,747
MFS/Sun Life Series Strategic Income Series S Class	02	2004	11.8639	12.6324	14,747
MFS/Sun Life Series Strategic Income Series S Class	02	2003	10.6813	11.8639	14,747
MFS/Sun Life Series Strategic Income Series S Class	02	2002	10.0855	10.6813	14,747
MFS/Sun Life Series Strategic Income Series S Class	02	2001	10.0000	10.0855	0

MFS/Sun Life Series Strategic Income Series S Class	03	2005	12.5896	12.6198	171,679
MFS/Sun Life Series Strategic Income Series S Class	03	2004	11.8357	12.5896	184,468
MFS/Sun Life Series Strategic Income Series S Class	03	2003	10.6668	11.8357	192,625
MFS/Sun Life Series Strategic Income Series S Class	03	2002	10.0820	10.6668	177,073
MFS/Sun Life Series Strategic Income Series S Class	03	2001	10.0000	10.0820	9,852

MFS/Sun Life Series Strategic Income Series S Class	04	2005	12.5256	12.5366	70,713
MFS/Sun Life Series Strategic Income Series S Class	04	2004	11.7935	12.5256	72,252
MFS/Sun Life Series Strategic Income Series S Class	04	2003	10.6449	11.7935	74,962
MFS/Sun Life Series Strategic Income Series S Class	04	2002	10.0767	10.6449	61,047
MFS/Sun Life Series Strategic Income Series S Class	04	2001	10.0000	10.0767	5,454

MFS/Sun Life Series Strategic Income Series S Class	05	2005	12.4831	12.4814	57,090
MFS/Sun Life Series Strategic Income Series S Class	05	2004	11.7655	12.4831	63,972
MFS/Sun Life Series Strategic Income Series S Class	05	2003	10.6304	11.7655	67,379
MFS/Sun Life Series Strategic Income Series S Class	05	2002	10.0732	10.6304	60,252
MFS/Sun Life Series Strategic Income Series S Class	05	2001	10.0000	10.0732	2,937

MFS/Sun Life Series Strategic Income Series S Class	06	2005	12.4196	12.3990	107,827
MFS/Sun Life Series Strategic Income Series S Class	06	2004	11.7235	12.4196	113,446
MFS/Sun Life Series Strategic Income Series S Class	06	2003	10.6086	11.7235	115,951
MFS/Sun Life Series Strategic Income Series S Class	06	2002	10.0679	10.6086	109,292
MFS/Sun Life Series Strategic Income Series S Class	06	2001	10.0000	10.0679	15,236

MFS/Sun Life Series Strategic Value Series S Class	01	2005	11.4727	11.2651	0
MFS/Sun Life Series Strategic Value Series S Class	01	2004	9.8503	11.4727	0
MFS/Sun Life Series Strategic Value Series S Class	01	2003	7.8414	9.8503	0
MFS/Sun Life Series Strategic Value Series S Class	01	2002	10.0000	7.8414	0

MFS/Sun Life Series Strategic Value Series S Class	02	2005	11.4262	11.2025	0
MFS/Sun Life Series Strategic Value Series S Class	02	2004	9.8253	11.4262	0
MFS/Sun Life Series Strategic Value Series S Class	02	2003	7.8334	9.8253	0
MFS/Sun Life Series Strategic Value Series S Class	02	2002	10.0000	7.8334	0

MFS/Sun Life Series Strategic Value Series S Class	03	2005	11.3953	11.1609	19,030
MFS/Sun Life Series Strategic Value Series S Class	03	2004	9.8087	11.3953	26,318
MFS/Sun Life Series Strategic Value Series S Class	03	2003	7.8281	9.8087	21,677
MFS/Sun Life Series Strategic Value Series S Class	03	2002	10.0000	7.8281	18,265

MFS/Sun Life Series Strategic Value Series S Class	04	2005	11.3490	11.0987	12,382
MFS/Sun Life Series Strategic Value Series S Class	04	2004	9.7838	11.3490	12,291
MFS/Sun Life Series Strategic Value Series S Class	04	2003	7.8201	9.7838	12,376
MFS/Sun Life Series Strategic Value Series S Class	04	2002	10.0000	7.8201	7,222

MFS/Sun Life Series Strategic Value Series S Class	05	2005	11.3182	11.0574	14,695
MFS/Sun Life Series Strategic Value Series S Class	05	2004	9.7672	11.3182	13,156
MFS/Sun Life Series Strategic Value Series S Class	05	2003	7.8147	9.7672	13,595
MFS/Sun Life Series Strategic Value Series S Class	05	2002	10.0000	7.8147	4,310

MFS/Sun Life Series Strategic Value Series S Class	06	2005	11.2721	10.9956	33,177
MFS/Sun Life Series Strategic Value Series S Class	06	2004	9.7423	11.2721	37,879
MFS/Sun Life Series Strategic Value Series S Class	06	2003	7.8067	9.7423	44,319
MFS/Sun Life Series Strategic Value Series S Class	06	2002	10.0000	7.8067	27,339

MFS/Sun Life Series Technology Series	01	2005	3.3514	3.5199	0
MFS/Sun Life Series Technology Series	01	2004	3.3081	3.3514	0
MFS/Sun Life Series Technology Series	01	2003	2.3006	3.3081	0
MFS/Sun Life Series Technology Series	01	2002	4.3065	2.3006	0
MFS/Sun Life Series Technology Series	01	2001	7.1225	4.3065	0
MFS/Sun Life Series Technology Series	01	2000	10.0000	7.1225	0

MFS/Sun Life Series Technology Series	02	2005	3.3300	3.4924	0
MFS/Sun Life Series Technology Series	02	2004	3.2920	3.3303	0
MFS/Sun Life Series Technology Series	02	2003	2.2930	3.2922	0
MFS/Sun Life Series Technology Series	02	2002	4.2990	2.2930	0
MFS/Sun Life Series Technology Series	02	2001	7.1210	4.2989	0
MFS/Sun Life Series Technology Series	02	2000	10.0000	7.1210	0

MFS/Sun Life Series Technology Series	03	2005	3.3162	3.4741	2,999
MFS/Sun Life Series Technology Series	03	2004	3.2817	3.3162	7,377
MFS/Sun Life Series Technology Series	03	2003	2.2880	3.2817	3,792
MFS/Sun Life Series Technology Series	03	2002	4.2939	2.2880	1,857
MFS/Sun Life Series Technology Series	03	2001	7.1199	4.2939	2,825
MFS/Sun Life Series Technology Series	03	2000	10.0000	7.1199	0

MFS/Sun Life Series Technology Series	04	2005	3.2953	3.4470	6,544
MFS/Sun Life Series Technology Series	04	2004	3.2659	3.2953	6,549
MFS/Sun Life Series Technology Series	04	2003	2.2805	3.2659	8,636
MFS/Sun Life Series Technology Series	04	2002	4.2863	2.2805	10,342
MFS/Sun Life Series Technology Series	04	2001	7.1183	4.2863	10,352
MFS/Sun Life Series Technology Series	04	2000	10.0000	7.1183	0

MFS/Sun Life Series Technology Series	05	2005	3.2814	3.4290	23,041
MFS/Sun Life Series Technology Series	05	2004	3.2555	3.2814	29,382
MFS/Sun Life Series Technology Series	05	2003	2.2755	3.2555	31,669
MFS/Sun Life Series Technology Series	05	2002	4.2813	2.2755	23,651
MFS/Sun Life Series Technology Series	05	2001	7.1172	4.2813	21,089
MFS/Sun Life Series Technology Series	05	2000	10.0000	7.1172	0

MFS/Sun Life Series Technology Series	06	2005	3.2606	3.4021	874
MFS/Sun Life Series Technology Series	06	2004	3.2398	3.2606	877
MFS/Sun Life Series Technology Series	06	2003	2.2680	3.2398	880
MFS/Sun Life Series Technology Series	06	2002	4.2737	2.2680	885
MFS/Sun Life Series Technology Series	06	2001	7.1156	4.2737	887
MFS/Sun Life Series Technology Series	06	2000	10.0000	7.1156	0

MFS/Sun Life Series Technology Series S Class	01	2005	7.4896	7.8538	0
MFS/Sun Life Series Technology Series S Class	01	2004	7.4272	7.4896	0
MFS/Sun Life Series Technology Series S Class	01	2003	5.1663	7.4272	0
MFS/Sun Life Series Technology Series S Class	01	2002	9.7419	5.1663	0
MFS/Sun Life Series Technology Series S Class	01	2001	10.0000	9.7419	0

MFS/Sun Life Series Technology Series S Class	02	2005	7.4516	7.8021	0
MFS/Sun Life Series Technology Series S Class	02	2004	7.4008	7.4516	0
MFS/Sun Life Series Technology Series S Class	02	2003	5.1557	7.4008	0
MFS/Sun Life Series Technology Series S Class	02	2002	9.7368	5.1557	0
MFS/Sun Life Series Technology Series S Class	02	2001	10.0000	9.7368	0

MFS/Sun Life Series Technology Series S Class	03	2005	7.4263	7.7677	24,982
MFS/Sun Life Series Technology Series S Class	03	2004	7.3831	7.4263	31,307
MFS/Sun Life Series Technology Series S Class	03	2003	5.1487	7.3831	42,837
MFS/Sun Life Series Technology Series S Class	03	2002	9.7333	5.1487	31,573
MFS/Sun Life Series Technology Series S Class	03	2001	10.0000	9.7333	3,288

MFS/Sun Life Series Technology Series S Class	04	2005	7.3885	7.7165	28,445
MFS/Sun Life Series Technology Series S Class	04	2004	7.3568	7.3885	28,532
MFS/Sun Life Series Technology Series S Class	04	2003	5.1381	7.3568	35,609
MFS/Sun Life Series Technology Series S Class	04	2002	9.7282	5.1381	18,817
MFS/Sun Life Series Technology Series S Class	04	2001	10.0000	9.7282	6,018

MFS/Sun Life Series Technology Series S Class	05	2005	7.3635	7.6825	16,932
MFS/Sun Life Series Technology Series S Class	05	2004	7.3393	7.3635	17,450
MFS/Sun Life Series Technology Series S Class	05	2003	5.1310	7.3393	19,800
MFS/Sun Life Series Technology Series S Class	05	2002	9.7248	5.1310	10,423
MFS/Sun Life Series Technology Series S Class	05	2001	10.0000	9.7248	1,916

MFS/Sun Life Series Technology Series S Class	06	2005	7.3259	7.6317	34,858
MFS/Sun Life Series Technology Series S Class	06	2004	7.3130	7.3259	35,203
MFS/Sun Life Series Technology Series S Class	06	2003	5.1205	7.3130	52,386
MFS/Sun Life Series Technology Series S Class	06	2002	9.7196	5.1205	27,194
MFS/Sun Life Series Technology Series S Class	06	2001	10.0000	9.7196	11,702

MFS/Sun Life Series Total Return Series	01	2005	12.2947	12.5275	0
MFS/Sun Life Series Total Return Series	01	2004	11.1525	12.2947	0
MFS/Sun Life Series Total Return Series	01	2003	9.6257	11.1525	0
MFS/Sun Life Series Total Return Series	01	2002	10.3227	9.6257	0
MFS/Sun Life Series Total Return Series	01	2001	10.3850	10.3227	0
MFS/Sun Life Series Total Return Series	01	2000	10.0000	10.3850	0

MFS/Sun Life Series Total Return Series	02	2005	12.2175	12.4299	0
MFS/Sun Life Series Total Return Series	02	2004	11.0993	12.2175	0
MFS/Sun Life Series Total Return Series	02	2003	9.5943	11.0993	0
MFS/Sun Life Series Total Return Series	02	2002	10.3047	9.5943	0
MFS/Sun Life Series Total Return Series	02	2001	10.3827	10.3047	0
MFS/Sun Life Series Total Return Series	02	2000	10.0000	10.3827	0

MFS/Sun Life Series Total Return Series	03	2005	12.1661	12.3651	66,256
MFS/Sun Life Series Total Return Series	03	2004	11.0639	12.1661	80,337
MFS/Sun Life Series Total Return Series	03	2003	9.5734	11.0639	81,056
MFS/Sun Life Series Total Return Series	03	2002	10.2927	9.5734	81,423
MFS/Sun Life Series Total Return Series	03	2001	10.3812	10.2927	78,404
MFS/Sun Life Series Total Return Series	03	2000	10.0000	10.3812	453

MFS/Sun Life Series Total Return Series	04	2005	12.0894	12.2685	14,735
MFS/Sun Life Series Total Return Series	04	2004	11.0109	12.0894	16,681
MFS/Sun Life Series Total Return Series	04	2003	9.5421	11.0109	16,119
MFS/Sun Life Series Total Return Series	04	2002	10.2746	9.5421	24,326
MFS/Sun Life Series Total Return Series	04	2001	10.3789	10.2746	25,142
MFS/Sun Life Series Total Return Series	04	2000	10.0000	10.3789	289

MFS/Sun Life Series Total Return Series	05	2005	12.0386	12.2046	71,289
MFS/Sun Life Series Total Return Series	05	2004	10.9758	12.0386	72,333
MFS/Sun Life Series Total Return Series	05	2003	9.5213	10.9758	65,756
MFS/Sun Life Series Total Return Series	05	2002	10.2627	9.5213	63,598
MFS/Sun Life Series Total Return Series	05	2001	10.3774	10.2627	52,401
MFS/Sun Life Series Total Return Series	05	2000	10.0000	10.3774	376

MFS/Sun Life Series Total Return Series	06	2005	11.9630	12.1091	17,734
MFS/Sun Life Series Total Return Series	06	2004	10.9230	11.9625	22,744
MFS/Sun Life Series Total Return Series	06	2003	9.4900	10.9232	27,778
MFS/Sun Life Series Total Return Series	06	2002	10.2450	9.4901	28,608
MFS/Sun Life Series Total Return Series	06	2001	10.3750	10.2447	19,793
MFS/Sun Life Series Total Return Series	06	2000	10.0000	10.3751	0

MFS/Sun Life Series Total Return Series S Class	01	2005	11.7901	11.9887	0
MFS/Sun Life Series Total Return Series S Class	01	2004	10.7262	11.7901	0
MFS/Sun Life Series Total Return Series S Class	01	2003	9.2830	10.7262	0
MFS/Sun Life Series Total Return Series S Class	01	2002	9.9731	9.2830	0
MFS/Sun Life Series Total Return Series S Class	01	2001	10.0000	9.9731	0

MFS/Sun Life Series Total Return Series S Class	02	2005	11.7304	11.9099	21,022
MFS/Sun Life Series Total Return Series S Class	02	2004	10.6882	11.7304	21,022
MFS/Sun Life Series Total Return Series S Class	02	2003	9.2641	10.6882	21,022
MFS/Sun Life Series Total Return Series S Class	02	2002	9.9679	9.2641	21,022
MFS/Sun Life Series Total Return Series S Class	02	2001	10.0000	9.9679	0

MFS/Sun Life Series Total Return Series S Class	03	2005	11.6906	11.8575	784,776
MFS/Sun Life Series Total Return Series S Class	03	2004	10.6627	11.6906	917,201
MFS/Sun Life Series Total Return Series S Class	03	2003	9.2514	10.6627	969,689
MFS/Sun Life Series Total Return Series S Class	03	2002	9.9644	9.2514	866,460
MFS/Sun Life Series Total Return Series S Class	03	2001	10.0000	9.9644	158,527

MFS/Sun Life Series Total Return Series S Class	04	2005	11.6312	11.7793	738,231
MFS/Sun Life Series Total Return Series S Class	04	2004	10.6247	11.6312	772,226
MFS/Sun Life Series Total Return Series S Class	04	2003	9.2325	10.6247	798,442
MFS/Sun Life Series Total Return Series S Class	04	2002	9.9592	9.2325	643,523
MFS/Sun Life Series Total Return Series S Class	04	2001	10.0000	9.9592	85,183

MFS/Sun Life Series Total Return Series S Class	05	2005	11.5917	11.7275	420,365
MFS/Sun Life Series Total Return Series S Class	05	2004	10.5995	11.5917	459,991
MFS/Sun Life Series Total Return Series S Class	05	2003	9.2199	10.5995	461,517
MFS/Sun Life Series Total Return Series S Class	05	2002	9.9557	9.2199	469,986
MFS/Sun Life Series Total Return Series S Class	05	2001	10.0000	9.9557	52,873

MFS/Sun Life Series Total Return Series S Class	06	2005	11.5327	11.6500	915,984
MFS/Sun Life Series Total Return Series S Class	06	2004	10.5616	11.5327	1,050,513
MFS/Sun Life Series Total Return Series S Class	06	2003	9.2010	10.5616	1,040,602
MFS/Sun Life Series Total Return Series S Class	06	2002	9.9504	9.2010	1,102,591
MFS/Sun Life Series Total Return Series S Class	06	2001	10.0000	9.9504	162,727

MFS/Sun Life Series Utilities Series	01	2005	9.6943	11.2460	0
MFS/Sun Life Series Utilities Series	01	2004	7.5187	9.6943	0
MFS/Sun Life Series Utilities Series	01	2003	5.5794	7.5187	0
MFS/Sun Life Series Utilities Series	01	2002	7.4086	5.5794	0
MFS/Sun Life Series Utilities Series	01	2001	9.8978	7.4086	0
MFS/Sun Life Series Utilities Series	01	2000	10.0000	9.8978	0

MFS/Sun Life Series Utilities Series	02	2005	9.6334	11.1584	0
MFS/Sun Life Series Utilities Series	02	2004	7.4828	9.6334	0
MFS/Sun Life Series Utilities Series	02	2003	5.5612	7.4828	0
MFS/Sun Life Series Utilities Series	02	2002	7.3957	5.5612	0
MFS/Sun Life Series Utilities Series	02	2001	9.8956	7.3957	0
MFS/Sun Life Series Utilities Series	02	2000	10.0000	9.8956	0

MFS/Sun Life Series Utilities Series	03	2005	9.5928	11.1002	18,614
MFS/Sun Life Series Utilities Series	03	2004	7.4589	9.5928	20,329
MFS/Sun Life Series Utilities Series	03	2003	5.5490	7.4589	13,584
MFS/Sun Life Series Utilities Series	03	2002	7.3870	5.5490	11,312
MFS/Sun Life Series Utilities Series	03	2001	9.8942	7.3870	15,859
MFS/Sun Life Series Utilities Series	03	2000	10.0000	9.8942	0

MFS/Sun Life Series Utilities Series	04	2005	9.5324	11.0136	12,231
MFS/Sun Life Series Utilities Series	04	2004	7.4232	9.5324	12,888
MFS/Sun Life Series Utilities Series	04	2003	5.5309	7.4232	17,311
MFS/Sun Life Series Utilities Series	04	2002	7.3741	5.5309	18,432
MFS/Sun Life Series Utilities Series	04	2001	9.8920	7.3741	19,585
MFS/Sun Life Series Utilities Series	04	2000	10.0000	9.8920	0

MFS/Sun Life Series Utilities Series	05	2005	9.4923	10.9561	3,298
MFS/Sun Life Series Utilities Series	05	2004	7.3995	9.4923	9,929
MFS/Sun Life Series Utilities Series	05	2003	5.5188	7.3995	10,197
MFS/Sun Life Series Utilities Series	05	2002	7.3655	5.5188	11,049
MFS/Sun Life Series Utilities Series	05	2001	9.8905	7.3655	15,116
MFS/Sun Life Series Utilities Series	05	2000	10.0000	9.8905	2,091

MFS/Sun Life Series Utilities Series	06	2005	9.4323	10.8704	829
MFS/Sun Life Series Utilities Series	06	2004	7.3640	9.4323	4,418
MFS/Sun Life Series Utilities Series	06	2003	5.5007	7.3640	4,706
MFS/Sun Life Series Utilities Series	06	2002	7.3525	5.5007	6,169
MFS/Sun Life Series Utilities Series	06	2001	9.8883	7.3525	5,727
MFS/Sun Life Series Utilities Series	06	2000	10.0000	9.8883	0

MFS/Sun Life Series Utilities Series S Class	01	2005	11.5939	13.4129	0
MFS/Sun Life Series Utilities Series S Class	01	2004	9.0168	11.5939	0
MFS/Sun Life Series Utilities Series S Class	01	2003	6.7022	9.0168	0
MFS/Sun Life Series Utilities Series S Class	01	2002	8.9346	6.7022	0
MFS/Sun Life Series Utilities Series S Class	01	2001	10.0000	8.9346	0

MFS/Sun Life Series Utilities Series S Class	02	2005	11.5351	13.3247	0
MFS/Sun Life Series Utilities Series S Class	02	2004	8.9847	11.5351	0
MFS/Sun Life Series Utilities Series S Class	02	2003	6.6885	8.9847	0
MFS/Sun Life Series Utilities Series S Class	02	2002	8.9299	6.6885	0
MFS/Sun Life Series Utilities Series S Class	02	2001	10.0000	8.9299	0

MFS/Sun Life Series Utilities Series S Class	03	2005	11.4960	13.2661	70,496
MFS/Sun Life Series Utilities Series S Class	03	2004	8.9633	11.4960	55,097
MFS/Sun Life Series Utilities Series S Class	03	2003	6.6794	8.9633	70,661
MFS/Sun Life Series Utilities Series S Class	03	2002	8.9267	6.6794	48,937
MFS/Sun Life Series Utilities Series S Class	03	2001	10.0000	8.9267	16,410

MFS/Sun Life Series Utilities Series S Class	04	2005	11.4375	13.1786	61,636
MFS/Sun Life Series Utilities Series S Class	04	2004	8.9314	11.4375	56,331
MFS/Sun Life Series Utilities Series S Class	04	2003	6.6657	8.9314	54,034
MFS/Sun Life Series Utilities Series S Class	04	2002	8.9220	6.6657	42,739
MFS/Sun Life Series Utilities Series S Class	04	2001	10.0000	8.9220	11,693

MFS/Sun Life Series Utilities Series S Class	05	2005	11.3987	13.1207	17,447
MFS/Sun Life Series Utilities Series S Class	05	2004	8.9101	11.3987	19,503
MFS/Sun Life Series Utilities Series S Class	05	2003	6.6566	8.9101	16,058
MFS/Sun Life Series Utilities Series S Class	05	2002	8.9189	6.6566	20,071
MFS/Sun Life Series Utilities Series S Class	05	2001	10.0000	8.9189	8,516

MFS/Sun Life Series Utilities Series S Class	06	2005	11.3407	13.0340	117,500
MFS/Sun Life Series Utilities Series S Class	06	2004	8.8783	11.3407	103,992
MFS/Sun Life Series Utilities Series S Class	06	2003	6.6429	8.8783	96,380
MFS/Sun Life Series Utilities Series S Class	06	2002	8.9142	6.6429	86,163
MFS/Sun Life Series Utilities Series S Class	06	2001	10.0000	8.9142	18,543

MFS/Sun Life Series Value Series	01	2005	11.7522	12.3901	0
MFS/Sun Life Series Value Series	01	2004	10.2865	11.7522	0
MFS/Sun Life Series Value Series	01	2003	8.2998	10.2865	0
MFS/Sun Life Series Value Series	01	2002	9.7105	8.2998	0
MFS/Sun Life Series Value Series	01	2001	10.6137	9.7105	0
MFS/Sun Life Series Value Series	01	2000	10.0000	10.6137	0

MFS/Sun Life Series Value Series	02	2005	11.6783	12.2936	0
MFS/Sun Life Series Value Series	02	2004	10.2374	11.6783	0
MFS/Sun Life Series Value Series	02	2003	8.2727	10.2374	0
MFS/Sun Life Series Value Series	02	2002	9.6935	8.2727	0
MFS/Sun Life Series Value Series	02	2001	10.6114	9.6935	0
MFS/Sun Life Series Value Series	02	2000	10.0000	10.6114	0

MFS/Sun Life Series Value Series	03	2005	11.6292	12.2295	28,974
MFS/Sun Life Series Value Series	03	2004	10.2048	11.6292	32,633
MFS/Sun Life Series Value Series	03	2003	8.2547	10.2048	32,231
MFS/Sun Life Series Value Series	03	2002	9.6822	8.2547	33,165
MFS/Sun Life Series Value Series	03	2001	10.6098	9.6822	27,647
MFS/Sun Life Series Value Series	03	2000	10.0000	10.6098	0

MFS/Sun Life Series Value Series	04	2005	11.5559	12.1340	10,779
MFS/Sun Life Series Value Series	04	2004	10.1559	11.5559	9,077
MFS/Sun Life Series Value Series	04	2003	8.2277	10.1559	10,343
MFS/Sun Life Series Value Series	04	2002	9.6653	8.2277	14,018
MFS/Sun Life Series Value Series	04	2001	10.6075	9.6653	18,206
MFS/Sun Life Series Value Series	04	2000	10.0000	10.6075	707

MFS/Sun Life Series Value Series	05	2005	11.5073	12.0707	32,131
MFS/Sun Life Series Value Series	05	2004	10.1235	11.5073	35,003
MFS/Sun Life Series Value Series	05	2003	8.2097	10.1235	26,898
MFS/Sun Life Series Value Series	05	2002	9.6540	8.2097	20,650
MFS/Sun Life Series Value Series	05	2001	10.6059	9.6540	19,608
MFS/Sun Life Series Value Series	05	2000	10.0000	10.6059	1,998

MFS/Sun Life Series Value Series	06	2005	11.4346	11.9762	9,797
MFS/Sun Life Series Value Series	06	2004	10.0749	11.4346	13,008
MFS/Sun Life Series Value Series	06	2003	8.1828	10.0749	11,858
MFS/Sun Life Series Value Series	06	2002	9.6370	8.1828	13,629
MFS/Sun Life Series Value Series	06	2001	10.6036	9.6370	12,591
MFS/Sun Life Series Value Series	06	2000	10.0000	10.6036	0

MFS/Sun Life Series Value Series S Class	01	2005	11.7763	12.3858	65,379
MFS/Sun Life Series Value Series S Class	01	2004	10.3382	11.7763	68,794
MFS/Sun Life Series Value Series S Class	01	2003	8.3567	10.3382	72,257
MFS/Sun Life Series Value Series S Class	01	2002	9.8015	8.3567	31,658
MFS/Sun Life Series Value Series S Class	01	2001	10.0000	9.8015	20,387

MFS/Sun Life Series Value Series S Class	02	2005	11.7166	12.3044	0
MFS/Sun Life Series Value Series S Class	02	2004	10.3014	11.7166	0
MFS/Sun Life Series Value Series S Class	02	2003	8.3396	10.3014	0
MFS/Sun Life Series Value Series S Class	02	2002	9.7964	8.3396	0
MFS/Sun Life Series Value Series S Class	02	2001	10.0000	9.7964	0

MFS/Sun Life Series Value Series S Class	03	2005	11.6769	12.2503	343,647
MFS/Sun Life Series Value Series S Class	03	2004	10.2769	11.6769	361,411
MFS/Sun Life Series Value Series S Class	03	2003	8.3282	10.2769	351,413
MFS/Sun Life Series Value Series S Class	03	2002	9.7929	8.3282	340,903
MFS/Sun Life Series Value Series S Class	03	2001	10.0000	9.7929	65,961

MFS/Sun Life Series Value Series S Class	04	2005	11.6175	12.1695	266,497
MFS/Sun Life Series Value Series S Class	04	2004	10.2403	11.6175	292,957
MFS/Sun Life Series Value Series S Class	04	2003	8.3112	10.2403	321,205
MFS/Sun Life Series Value Series S Class	04	2002	9.7878	8.3112	288,653
MFS/Sun Life Series Value Series S Class	04	2001	10.0000	9.7878	29,498

MFS/Sun Life Series Value Series S Class	05	2005	11.5781	12.1160	173,956
MFS/Sun Life Series Value Series S Class	05	2004	10.2159	11.5781	195,902
MFS/Sun Life Series Value Series S Class	05	2003	8.2998	10.2159	202,811
MFS/Sun Life Series Value Series S Class	05	2002	9.7844	8.2998	199,381
MFS/Sun Life Series Value Series S Class	05	2001	10.0000	9.7844	27,092

MFS/Sun Life Series Value Series S Class	06	2005	11.5191	12.0359	364,976
MFS/Sun Life Series Value Series S Class	06	2004	10.1794	11.5191	408,046
MFS/Sun Life Series Value Series S Class	06	2003	8.2828	10.1794	425,547
MFS/Sun Life Series Value Series S Class	06	2002	9.7792	8.2828	454,778
MFS/Sun Life Series Value Series S Class	06	2001	10.0000	9.7792	83,693

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

SUPPLEMENT DATED JANUARY 11, 2008
TO

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY FOCUS II, FUTURITY SELECT FOUR, FUTURITY ACCOLADE, FUTURITY,
COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA, COLUMBIA ALL-STAR FREEDOM,
COLUMBIA ALL-STAR TRADITIONS, FUTURITY SELECT FOUR PLUS,
FUTURITY SELECT INCENTIVE, FUTURITY SELECT FREEDOM,
AND FUTURITY SELECT SEVEN

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective May 1, 2008, the name of AIM Advisors, Inc. is changed to Invesco Aim Advisors, Inc.

In the "Distribution of the Contracts" section, “National Association of Securities Dealers, Inc.” is replaced with “Financial Industry Regulatory Authority” and “NASD” is replaced with “FINRA”.

Please retain this supplement with your prospectus for future reference.

PROSPECTUS
MAY 1, 2006
FUTURITY SELECT FOUR

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following funds (the "Funds").

Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
AllianceBernstein VPS Growth and Income Portfolio	AIM V.I. Dynamics Fund
Franklin Templeton VIP Trust Templeton Foreign	Lord Abbett Series Fund International Portfolio
Securities Fund - Class 2	SCSM Blue Chip Mid Cap Fund
Franklin Templeton VIP Trust Templeton Growth	Small-Cap Blend Equity Funds
Securities Fund - Class 2	JPMorgan Small Company Portfolio[2]
Lord Abbett Series Fund Growth and Income Portfolio	Small-Cap Growth Equity Funds
MFS/Sun Life Total Return - S Class	AIM V.I. Small Cap Growth Fund[7]
Large-Cap Blend Equity Funds	Alger American Small Capitalization Portfolio[1]
AIM V.I. Core Equity Fund	AllianceBernstein VPS Small Cap Growth Portfolio
Alger American Income & Growth Portfolio[1]	Goldman Sachs VIT Structured Small Cap Equity Fund[2,6]
AllianceBernstein VPS International Growth Portfolio[4]	MFS/ Sun Life New Discovery - S Class
Fidelity VIP Overseas Portfolio, Service Class 2	Small-Cap Value Equity Funds
Goldman Sachs VIT Structured U.S. Equity Fund[5]	SCSM Oppenheimer Main Street Small Cap Fund[3]
Goldman Sachs VIT Growth and Income Fund[2]	Specialty Funds
JPMorgan International Equity Portfolio[2]	AllianceBernstein VPS Global Technology Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio[2]	MFS/ Sun Life Utilities - S Class
MFS/ Sun Life Massachusetts Investors Trust - S Class	Sun Capital Real Estate Fund®
Rydex VT Nova Fund	Multi-Cap Equity Funds
SCSM Davis Venture Value Fund	Sun Capital ®All Cap Fund
Large-Cap Growth Equity Funds	High-Quality Intermediate-Term Bond Funds
AIM V.I. Capital Appreciation Fund	PIMCO VIT Total Return Portfolio
AIM V.I. International Growth Fund	Sun Capital Investment Grade Bond Fund®
Alger American Growth Portfolio[1]	High-Quality Long-Term Bond Funds
AllianceBernstein VPS Large Cap Growth Portfolio	MFS/ Sun Life Government Securities - S Class
Fidelity VIP Contrafund® Portfolio, Service Class 2	PIMCO VIT Real Return Portfolio
Fidelity VIP Growth Portfolio, Service Class 2	Medium-Quality Intermediate-Term Bond Funds
Goldman Sachs VIT Capital Growth Fund	PIMCO VIT Emerging Markets Bond Portfolio
Goldman Sachs VIT International Equity Fund[2]	Low-Quality Short-Term Bond Funds
MFS/ Sun Life Capital Appreciation - S Class	MFS/ Sun Life High Yield - S Class
MFS/ Sun Life Emerging Growth - S Class	Low-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Massachusetts Investors Growth	PIMCO VIT High Yield Portfolio
Stock - S Class	Money Market Funds
Rydex VT OTC Fund	Sun Capital Money Market Fund®
Mid-Cap Value Equity Funds
First Eagle VFT Overseas Variable Series
Lord Abbett Series Fund Mid Cap Value Portfolio
________________________________________
1 Not available for further investment after May 1, 2002.
2 Not available to Contracts issued on or after May 1, 2001.
3 Formerly known as the SCSM Value Small Cap Fund.
4 Formerly known as the AllianceBernstein Worldwide Privatiztion Portfolio.
5 Formerly known as Goldman Sachs VIT CORESM U.S. Equity Fund.
6 Formerly known as Goldman Sachs VIT CORESM Small Cap Equity Fund.
7 Name change effective July 3, 2006. Formerly known as AIM V.I. Small Company Growth Fund.

A I M Advisors, Inc., advises the AIM Variable Insurance Funds with INVESCO Funds Group, Inc., serving as sub-investment advisor to the AIM V.I. Dynamics Fund. AllianceBernstein L.P., advises the AllianceBernstein VP Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Fund Trust.  Fidelity® Management & Research Company advises the Fidelity VIP Portfolios. Fred Alger Management, Inc., advises the Alger American Funds. Goldman Sachs Asset Management, L.P., advises the Goldman Sachs VIT Funds.  J.P. Morgan Investment Management Inc., advises the J.P. Morgan Series Trust II Portfolios. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios.  Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO Portfolios.  Rydex Investments advises the Rydex VT Portfolios.  Sun Capital Advisers LLC advises the Sun Capital Funds;  SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SCSM Oppenheimer Main Street Small Cap Fund (sub-advised by OppenheimerFunds, Inc.); and the SCSM Blue Chip Mid Cap Fund (sub-advised by Wellington Management Company, LLP).  Templeton®  Investment Counsel, LLC, advises Templeton Foreign Securities Fund and Templeton®  Global Advisors Limited advises Templeton Growth Securities Fund

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund Prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 46 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

Special Terms [INSERT PAGE NUMBER]
Product Highlights [INSERT PAGE NUMBER]
Fees and Expenses [INSERT PAGE NUMBER]
Example [INSERT PAGE NUMBER]
Condensed Financial Information [INSERT PAGE NUMBER]
The Annuity Contract [INSERT PAGE NUMBER]
Communicating to Us About Your Contract [INSERT PAGE NUMBER]
Sun Life Assurance Company of Canada (U.S.) [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
Variable Account Options:  The Funds [INSERT PAGE NUMBER]
The Fixed Account [INSERT PAGE NUMBER]
The Fixed Account Options:  The Guarantee Periods [INSERT PAGE NUMBER]
The Accumulation Phase [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
Withdrawals, Withdrawal Charge and Market Value Adjustment [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
Contract Charges [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Death Benefit Riders [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
The Income Phase -- Annuity Provisions [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
Other Contract Provisions [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Periodic Reports [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
Tax Considerations [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
Administration of the Contract [INSERT PAGE NUMBER]
Distribution of the Contract [INSERT PAGE NUMBER]
Performance Information [INSERT PAGE NUMBER]
Available Information [INSERT PAGE NUMBER]
Incorporation of Certain Documents by Reference [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Table of Contents of Statement of Additional Information [INSERT PAGE NUMBER]
Appendix A -  Glossary [INSERT PAGE NUMBER]
Appendix B - Withdrawals, Withdrawal Charges and the Market Value Adjustment[INSERT PAGE NUMBER]
Appendix C - Calculation of Basic Death Benefit [INSERT PAGE NUMBER]
Appendix D - Calculation of EEB Optional Death Benefit [INSERT PAGE NUMBER]
Appendix E - Calculation of Death Benefit when EEB and MAV and 5% Roll-Up Riders are Selected [INSERT PAGE NUMBER]
Appendix F - Calculation of EEB Plus Optional Death Benefit [INSERT PAGE NUMBER]
Appendix G - Calculation of EEB Plus with MAV Optional Death Benefit [INSERT PAGE NUMBER]
Appendix H - Calculation of EEB Plus with 5% Roll-Up Optional Death Benefit [INSERT PAGE NUMBER]
Appendix I - Investment Options and Expenses for Initial Class Shares of MFS/Sun Life Series Trust [INSERT PAGE NUMBER]
Appendix J - Condensed Financial Information [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity Select Four Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing one or more optional death benefit riders.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate series of shares of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods.   Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee.  We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.20% of the average daily value of the Contract invested in the Variable Account, if your initial Purchase Payment was less than $1,000,000, or 0.95% if your initial Purchase Payment was $1,000,000 or more.  We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account.  If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn.  The withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% in the first Contract year and declines to 0% after four years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect one or more of the optional death benefit riders, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.15% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider(s) you elect.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  The charges vary depending upon which Fund(s) you have selected.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, You decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Contract Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing one or more of the optional death benefit riders available in your state.  If you are 85 or younger on your Contract Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Contract Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. During the first four Account Years, this "free withdrawal amount" equals 10% of the amount of all Purchase Payments made.  All other amounts are subject to a withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income.  If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

————————
If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)
     P. O. Box 9133
     Wellesley Hills, Massachusetts  02481
     Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	6%*

Maximum Fee Per Transfer (currently $0):	$15**

Premium Taxes (as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***

*	Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
	0-1	6%
	1-2	6%
	2-3	5%
	3-4	5%
	4 or more	0%

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 4 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers.  (See "Transfer Privilege.")

***
The premium tax rate and base vary by state and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Deductions for Premium Taxes."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses
(as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.20%**
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charges for Optional Features

Maximum Charge for Optional Death Benefit Rider:	0.40%***

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Riders:	1.75%

*
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more in value on your Account Anniversary. (See "Account Fee.")

**	If your initial Purchase Payment is $100,000 or more, the mortality and expense risks charge will be 0.95% of average daily net Variable Account assets. (See "Mortality and Expense Risks Charge.")

***	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected as follows:

Rider(s) Elected	% of Average Daily Value
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.65%	2.74%

*	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits.  The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2006.  Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time.  The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.65% and 1.66%, respectively.  Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits.  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,002	$1,842	$2,319	$4,685

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$460	$1,385	$2,319	$4,685

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix J.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments your select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract.  A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ""ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS:  THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Covered Person dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that extends beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners.  Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g. no overnight, priority, or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy.  Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests.  We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

 We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks.  The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, mortality and expense risk charges, the administrative service fee or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following optional programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs.  That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models.  If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal Program

You may select our Systematic Withdrawal Program. Under this program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. The withdrawals under this program may be subject to surrender charges or a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.

You may change or stop this program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Principal Returns Program

Under the Principal Returns Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount.  In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

The "free withdrawal amount" is equal to 10% of the amount of all Purchase Payments you have made. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

The "free withdrawal amount" that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Contract Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

Number of Account Years
Since Your	Withdrawal
Contract Date	Charge
0-1	6%
1-2	6%
2-3	5%
3-4	5%
4 or more	0%

The withdrawal charge will never be greater than 6% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

     Nursing Home Waivers

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract, and

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.  The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.20%, if your initial Purchase Payment was less than $1,000,000, or 0.95% if your initial Purchase Payment was $1,000,000 or more. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Value
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

                                    *As defined below

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on the date we accepted your Application, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The Riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you.  Please refer to "Impact of Optional Death Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under basic death benefit above, or

●
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

     Earnings Enhancement ("EEB") Rider

If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

     Earnings Enhancement Plus ("EEB Plus") Rider

If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with MAV ("EEB Plus MAV") Rider

If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with 5% Roll-Up ("EEB Plus 5% Roll-Up") Rider

If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Selecting Multiple Death Benefit Riders

The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

●	MAV Rider combined with 5% Roll-Up Rider: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

●
MAV Rider combined with EEB Rider: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

●
EEB Rider combined with 5% Roll-Up Rider: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

●
MAV Rider, the 5% Roll-Up Rider and the EEB Rider: The Death Benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB Amount." The "EEB Amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction.  If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A -- Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B -- Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C -- Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D -- Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8 and 9-year periods certain are not available if your Account has been issued within the past 4 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once Annuity Payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.35% of your average daily net assets (1.10% if your initial Purchase Payment was $1,000,000 or more).

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative.  When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings~~.~~ For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Contract Owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the "investment in the contract" is not affected by the Owner's or Annuitant's death, i.e., the investment in the Contract must still be determined by reference to the total Purchase Payments, less (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/~~2,~~ except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance of employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. ..  It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider, you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amounts received during the taxable year or the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code.  We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts".  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis.  Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Contract Owner or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 5.50% of Purchase Payments, and 1.00% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004 and 2005, approximately $354,206, $26,117, and $3,563, respectively in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial purchase payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Select Four Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City                                                                                          State                       Zip

Telephone

APPENDIX A
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-business day, the previous business day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable
Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there are Co-Participants of a Non-Qualified Contract, the surviving Co-Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account) Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Hypothetical	Free	Subject To	Withdrawal	Withdrawal
	Account	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Amount	Charge	Percentage	Amount

1a	$41,000	$ 4,000	$37,000	6.00%	$2,220
2	$44,200	$ 4,000	$40,000	6.00%	$2,400
3b	$47,700	$ 4,000	$40,000	5.00%	$2,000
4	$51,500	$ 4,000	$40,000	5.00%	$2,000
5c	$55,600	$55,600	$ 0	0.00%	$ 0
6	$60,000	$60,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your unliquidated Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your unliquidated Purchase Payments.

(c)	In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of 4 partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.

							Remaining	Remaining
	Hypothetical	Free		Amount of			Free	Hypothetical
	Account	Withdrawal		Withdrawal			Withdrawal	Account
	Value	Amount	Amount	Subject to	Withdrawal	Withdrawal	Amount	Value
	Before	Before	of	Withdrawal	Charge	Charge	After	After
Year	Withdrawal	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal	Withdrawal

1	$41,000	$4,000	$ 0	$ 0	6.00%	$ 0	$4,000	$41,000
2	$44,200	$4,000	$ 0	$ 0	6.00%	$ 0	$4,000	$44,200
3	$47,700	$4,000	$ 0	$ 0	5.00%	$ 0	$4,000	$47,700
4a	$48,200	$4,000	$ 3,000	$ 0	5.00%	$ 0	$1,000	$45,200
4b	$46,000	$1,000	$ 8,000	$ 7,000	5.00%	$ 350	$ 0	$37,650
4c	$38,250	$ 0	$12,000	$12,000	5.00%	$ 600	$ 0	$25,650
4d	$26,050	$ 0	$22,000	$21,000	5.00%	$1,050	$ 0	$ 3,000

Totals	$26,050	$ 0	$45,000	$40,000	5.00%	$2,000	$ 0	$ 3,000

(a)
In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $33,000.

(c)
Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $21,000.

(d)
Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of unliquidated Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of unliquidated Purchase Payments is now equal to $0. Note that if the $3,000 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,000, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

Part 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:
 [(1 + I) / (1 + J + b)] ^ (N/12) -1

These examples assume the following:

(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

(2)	The date of surrender is 2 years from the Expiration Date (N = 24).

(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

(4)	The interest earned in the current Account Year is $674.16.

(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor	=	[(1 + I) / (1 + J + b)] ^ (N/12) -1
	=	[(1 + .06) / (1 + .08)] ^ (24/12) - 1
	=	(.981^ 2) -1
	=	.963 -1
	=	- .037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor	=	[(1 + I) / (1 + J + b)] ^ (N/12) -1
	=	[(1 + .06) / (1 + .05)] ^ (24/12) - 1
	=	(1.010 ^ 2) -1
	=	1.019 -1
	=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 76,500.00
Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:		$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00
Cash Surrender Value*	=	$ 57,000.00
Adjusted Purchase Payments**	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:
Payments x (Account Value after withdrawal divided by Account Value before withdrawal) $100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D
CALCULATION OF EEB OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $150,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$130,000
            -- plus --
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
40% of the above amount	=	$ 14,000
Cap of 40% of Adjusted Purchase Payments	=	$ 40,000
The lesser of the above two amounts = the EEB amount	=	$ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000
                 -- plus --
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 29,815
40% of the above amount	=	$ 11,926
Cap of 40% of Adjusted Purchase Payments	=	$ 34,074
The lesser of the above two amounts = the EEB amount	=	$ 11,926

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows:
Payments x (Account Value after withdrawal/Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX E
CALCULATION OF DEATH BENEFIT WHEN EEB AND MAV AND 5% ROLL-UP RIDERS ARE SELECTED

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
Maximum Anniversary Value	=	$142,000
The Death Benefit Amount would therefore	=	$142,000

                -- plus --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
40% of the above amount	=	$ 14,000
Cap of 40% of Adjusted Purchase Payments	=	$ 40,000
The lesser of the above two amounts = the EEB amount	=	$ 14,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX F
CALCULATION OF EEB PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

                --plus --

The EEB Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
40% of the above amount	=	$ 14,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus amount	=	$ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

**Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G
CALCULATION OF EEB PLUS WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

                   --plus--

The EEB Plus MAV amount, calculated as follows:
Death Benefit Amount before EEB minus
Adjusted Purchase Payments	=	$ 40,000
40% of the above amount	=	$ 16,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus MAV amount	=	$ 16,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H
CALCULATION OF EEB PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

              --plus--

The EEB Plus 5% Roll-Up amount, calculated as follows:
Death Benefit Amount before EEB minus
Adjusted Purchase Payments	=	$ 40,000
40% of the above amount	=	$ 16,000
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Plus 5% Roll-Up amount	=	$ 16,000

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I
INVESTMENT OPTIONS AND EXPENSES FOR INITIAL CLASS SHARES OF MFS/SUN LIFE SERIES TRUST

The MFS/Sun Life Series Trust Fund options shown in this prospectus are the "Service Class" shares of the Trust.  The Service Class was first offered for sale on August 27, 2001.  All Contracts purchased on or after that date are invested in the Service Class.

Each MFS/Sun Life Series Trust Fund also has an "Initial Class" of shares. All Contracts purchased before August 27, 2001, are invested in the "Initial Class."  The following Initial Class Funds are available to owners of such Contracts:

Large-Cap Value Equity Funds	Small-Cap Growth Equity Funds
MFS/Sun Life Total Return Series	MFS/ Sun Life New Discovery Series
Large-Cap Blend Equity Funds	Large-Cap Value Sector Equity Funds
MFS/ Sun Life Massachusetts Investors Trust Series	MFS/ Sun Life Utilities Series
Large-Cap Growth Equity Funds	High Quality Intermediate-Term Bond Funds
MFS/ Sun Life Capital Appreciation Series	MFS/ Sun Life Government Securities Series
MFS/ Sun Life Emerging Growth Series	Low-Quality Intermediate-Term Bond Fund
MFS/ Sun Life Massachusetts Investors Growth	MFS/ Sun Life High Yield Series
Stock Series

The shares of the Initial Class have the same investment objectives, policies, and strategies as the shares of the Service Class. The only differences between the two classes are their expense ratios, which are 0.25% lower for the Initial Class shares.

APPENDIX J
CONDENSED FINANCIAL INFORMATION

The following information for FUTURITY SELECT FOUR should be read in conjunction with the Variable Account's Financial Statements appearing the Statement of Additional Information.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

AIM V.I. Capital Appreciation	01	2005	6.320	6.803	0
AIM V.I. Capital Appreciation	01	2004	5.994	6.320	0
AIM V.I. Capital Appreciation	01	2003	4.679	5.994	0
AIM V.I. Capital Appreciation	01	2002	6.254	4.679	0
AIM V.I. Capital Appreciation	01	2001	8.244	6.254	0
AIM V.I. Capital Appreciation	01	2000	10.000	8.244	0

AIM V.I. Capital Appreciation	02	2005	6.281	6.750	7,789
AIM V.I. Capital Appreciation	02	2004	5.965	6.281	8,122
AIM V.I. Capital Appreciation	02	2003	4.664	5.965	8,218
AIM V.I. Capital Appreciation	02	2002	6.243	4.664	8,218
AIM V.I. Capital Appreciation	02	2001	8.242	6.243	0
AIM V.I. Capital Appreciation	02	2000	10.000	8.242	0

AIM V.I. Capital Appreciation	03	2005	6.254	6.715	50,268
AIM V.I. Capital Appreciation	03	2004	5.946	6.254	60,595
AIM V.I. Capital Appreciation	03	2003	4.654	5.946	63,463
AIM V.I. Capital Appreciation	03	2002	6.236	4.654	20,668
AIM V.I. Capital Appreciation	03	2001	8.241	6.236	17,577
AIM V.I. Capital Appreciation	03	2000	10.000	8.241	1,548

AIM V.I. Capital Appreciation	04	2005	6.215	6.663	14,345
AIM V.I. Capital Appreciation	04	2004	5.917	6.215	19,483
AIM V.I. Capital Appreciation	04	2003	4.638	5.917	20,542
AIM V.I. Capital Appreciation	04	2002	6.225	4.638	24,770
AIM V.I. Capital Appreciation	04	2001	8.239	6.225	22,523
AIM V.I. Capital Appreciation	04	2000	10.000	8.239	499

AIM V.I. Capital Appreciation	05	2005	6.188	6.628	12,831
AIM V.I. Capital Appreciation	05	2004	5.899	6.188	24,842
AIM V.I. Capital Appreciation	05	2003	4.628	5.899	50,446
AIM V.I. Capital Appreciation	05	2002	6.218	4.628	43,075
AIM V.I. Capital Appreciation	05	2001	8.238	6.218	57,874
AIM V.I. Capital Appreciation	05	2000	10.000	8.238	2,794

AIM V.I. Capital Appreciation	06	2005	6.149	6.576	24,529
AIM V.I. Capital Appreciation	06	2004	5.870	6.149	33,834
AIM V.I. Capital Appreciation	06	2003	4.613	5.870	33,962
AIM V.I. Capital Appreciation	06	2002	6.207	4.613	33,976
AIM V.I. Capital Appreciation	06	2001	8.236	6.207	33,455
AIM V.I. Capital Appreciation	06	2000	10.000	8.236	0

AIM V.I. Core Equity Fund	01	2005	7.258	7.560	0
AIM V.I. Core Equity Fund	01	2004	6.735	7.258	0
AIM V.I. Core Equity Fund	01	2003	5.473	6.735	0
AIM V.I. Core Equity Fund	01	2002	6.556	5.473	0
AIM V.I. Core Equity Fund	01	2001	8.590	6.556	0
AIM V.I. Core Equity Fund	01	2000	10.000	8.590	0

AIM V.I. Core Equity Fund	02	2005	7.212	7.501	8,604
AIM V.I. Core Equity Fund	02	2004	6.703	7.212	8,973
AIM V.I. Core Equity Fund	02	2003	5.455	6.703	9,079
AIM V.I. Core Equity Fund	02	2002	6.544	5.455	7,690
AIM V.I. Core Equity Fund	02	2001	8.589	6.544	0
AIM V.I. Core Equity Fund	02	2000	10.000	8.589	0

AIM V.I. Core Equity Fund	03	2005	7.182	7.462	21,886
AIM V.I. Core Equity Fund	03	2004	6.681	7.182	27,966
AIM V.I. Core Equity Fund	03	2003	5.443	6.681	39,350
AIM V.I. Core Equity Fund	03	2002	6.536	5.443	28,406
AIM V.I. Core Equity Fund	03	2001	8.587	6.536	26,173
AIM V.I. Core Equity Fund	03	2000	10.000	8.587	0

AIM V.I. Core Equity Fund	04	2005	7.137	7.403	16,693
AIM V.I. Core Equity Fund	04	2004	6.649	7.137	20,633
AIM V.I. Core Equity Fund	04	2003	5.425	6.649	22,189
AIM V.I. Core Equity Fund	04	2002	6.525	5.425	20,927
AIM V.I. Core Equity Fund	04	2001	8.585	6.525	18,507
AIM V.I. Core Equity Fund	04	2000	10.000	8.585	0

AIM V.I. Core Equity Fund	05	2005	7.106	7.365	17,521
AIM V.I. Core Equity Fund	05	2004	6.628	7.106	25,743
AIM V.I. Core Equity Fund	05	2003	5.414	6.628	42,769
AIM V.I. Core Equity Fund	05	2002	6.517	5.414	46,670
AIM V.I. Core Equity Fund	05	2001	8.584	6.517	56,118
AIM V.I. Core Equity Fund	05	2000	10.000	8.584	0

AIM V.I. Core Equity Fund	06	2005	7.062	7.307	28,859
AIM V.I. Core Equity Fund	06	2004	6.596	7.062	34,233
AIM V.I. Core Equity Fund	06	2003	5.396	6.596	41,189
AIM V.I. Core Equity Fund	06	2002	6.506	5.396	45,923
AIM V.I. Core Equity Fund	06	2001	8.582	6.506	45,594
AIM V.I. Core Equity Fund	06	2000	10.000	8.582	0

AIM V.I. Dynamics Fund	01	2005	8.317	9.108	0
AIM V.I. Dynamics Fund	01	2004	7.420	8.317	0
AIM V.I. Dynamics Fund	01	2003	5.444	7.420	0
AIM V.I. Dynamics Fund	01	2002	8.083	5.444	0
AIM V.I. Dynamics Fund	01	2001	10.000	8.083	0

AIM V.I. Dynamics Fund	02	2005	8.271	9.044	0
AIM V.I. Dynamics Fund	02	2004	7.390	8.271	0
AIM V.I. Dynamics Fund	02	2003	5.430	7.390	0
AIM V.I. Dynamics Fund	02	2002	8.074	5.430	0
AIM V.I. Dynamics Fund	02	2001	10.000	8.074	0

AIM V.I. Dynamics Fund	03	2005	8.240	9.001	9,832
AIM V.I. Dynamics Fund	03	2004	7.370	8.240	5,737
AIM V.I. Dynamics Fund	03	2003	5.421	7.370	4,537
AIM V.I. Dynamics Fund	03	2002	8.069	5.421	20,007
AIM V.I. Dynamics Fund	03	2001	10.000	8.069	534

AIM V.I. Dynamics Fund	04	2005	8.194	8.937	18,264
AIM V.I. Dynamics Fund	04	2004	7.340	8.194	18,297
AIM V.I. Dynamics Fund	04	2003	5.407	7.340	17,017
AIM V.I. Dynamics Fund	04	2002	8.061	5.407	14,780
AIM V.I. Dynamics Fund	04	2001	10.000	8.061	722

AIM V.I. Dynamics Fund	05	2005	8.164	8.895	3,103
AIM V.I. Dynamics Fund	05	2004	7.320	8.164	2,616
AIM V.I. Dynamics Fund	05	2003	5.398	7.320	8,054
AIM V.I. Dynamics Fund	05	2002	8.055	5.398	3,208
AIM V.I. Dynamics Fund	05	2001	10.000	8.055	1,078

AIM V.I. Dynamics Fund	06	2005	8.118	8.832	3,278
AIM V.I. Dynamics Fund	06	2004	7.291	8.118	5,210
AIM V.I. Dynamics Fund	06	2003	5.384	7.291	5,460
AIM V.I. Dynamics Fund	06	2002	8.047	5.384	7,679
AIM V.I. Dynamics Fund	06	2001	10.000	8.047	1,513

AIM V.I. Growth	01	2005	5.163	5.488	0
AIM V.I. Growth	01	2004	4.823	5.163	0
AIM V.I. Growth	01	2003	3.716	4.823	0
AIM V.I. Growth	01	2002	5.443	3.716	0
AIM V.I. Growth	01	2001	8.326	5.443	0
AIM V.I. Growth	01	2000	10.000	8.326	0

AIM V.I. Growth	02	2005	5.130	5.445	9,234
AIM V.I. Growth	02	2004	4.800	5.130	9,629
AIM V.I. Growth	02	2003	3.704	4.800	9,743
AIM V.I. Growth	02	2002	5.434	3.704	9,743
AIM V.I. Growth	02	2001	8.324	5.434	0
AIM V.I. Growth	02	2000	10.000	8.324	0

AIM V.I. Growth	03	2005	5.109	5.417	32,522
AIM V.I. Growth	03	2004	4.785	5.109	37,703
AIM V.I. Growth	03	2003	3.696	4.785	43,126
AIM V.I. Growth	03	2002	5.428	3.696	50,248
AIM V.I. Growth	03	2001	8.323	5.428	10,662
AIM V.I. Growth	03	2000	10.000	8.323	0

AIM V.I. Growth	04	2005	5.076	5.374	22,532
AIM V.I. Growth	04	2004	4.762	5.076	23,416
AIM V.I. Growth	04	2003	3.684	4.762	24,366
AIM V.I. Growth	04	2002	5.418	3.684	28,069
AIM V.I. Growth	04	2001	8.321	5.418	31,297
AIM V.I. Growth	04	2000	10.000	8.321	1,561

AIM V.I. Growth	05	2005	5.055	5.346	73,136
AIM V.I. Growth	05	2004	4.747	5.055	83,369
AIM V.I. Growth	05	2003	3.676	4.747	68,014
AIM V.I. Growth	05	2002	5.412	3.676	74,459
AIM V.I. Growth	05	2001	8.319	5.412	50,634
AIM V.I. Growth	05	2000	10.000	8.319	5,276

AIM V.I. Growth	06	2005	5.023	5.304	34,194
AIM V.I. Growth	06	2004	4.724	5.023	64,588
AIM V.I. Growth	06	2003	3.664	4.724	66,199
AIM V.I. Growth	06	2002	5.402	3.664	68,101
AIM V.I. Growth	06	2001	8.318	5.402	15,310
AIM V.I. Growth	06	2000	10.000	8.318	0

AIM V.I. International Growth Fund	01	2005	9.186	10.714	0
AIM V.I. International Growth Fund	01	2004	7.490	9.186	0
AIM V.I. International Growth Fund	01	2003	5.868	7.490	0
AIM V.I. International Growth Fund	01	2002	7.036	5.868	0
AIM V.I. International Growth Fund	01	2001	9.305	7.036	0
AIM V.I. International Growth Fund	01	2000	10.000	9.305	0

AIM V.I. International Growth Fund	02	2005	9.128	10.630	0
AIM V.I. International Growth Fund	02	2004	7.454	9.128	26,471
AIM V.I. International Growth Fund	02	2003	5.849	7.454	30,006
AIM V.I. International Growth Fund	02	2002	7.024	5.849	31,517
AIM V.I. International Growth Fund	02	2001	9.303	7.024	34,453
AIM V.I. International Growth Fund	02	2000	10.000	9.303	0

AIM V.I. International Growth Fund	03	2005	9.090	10.575	60,126
AIM V.I. International Growth Fund	03	2004	7.431	9.090	73,999
AIM V.I. International Growth Fund	03	2003	5.836	7.431	79,325
AIM V.I. International Growth Fund	03	2002	7.016	5.836	56,136
AIM V.I. International Growth Fund	03	2001	9.301	7.016	80,539
AIM V.I. International Growth Fund	03	2000	10.000	9.301	62

AIM V.I. International Growth Fund	04	2005	9.032	10.492	40,216
AIM V.I. International Growth Fund	04	2004	7.395	9.032	52,083
AIM V.I. International Growth Fund	04	2003	5.817	7.395	61,649
AIM V.I. International Growth Fund	04	2002	7.003	5.817	71,008
AIM V.I. International Growth Fund	04	2001	9.299	7.003	80,250
AIM V.I. International Growth Fund	04	2000	10.000	9.299	1,415

AIM V.I. International Growth Fund	05	2005	8.994	10.438	44,009
AIM V.I. International Growth Fund	05	2004	7.371	8.994	74,818
AIM V.I. International Growth Fund	05	2003	5.804	7.371	80,830
AIM V.I. International Growth Fund	05	2002	6.995	5.804	99,416
AIM V.I. International Growth Fund	05	2001	9.298	6.995	143,895
AIM V.I. International Growth Fund	05	2000	10.000	9.298	2,234

AIM V.I. International Growth Fund	06	2005	8.937	10.356	18,473
AIM V.I. International Growth Fund	06	2004	7.336	8.937	22,829
AIM V.I. International Growth Fund	06	2003	5.785	7.336	25,557
AIM V.I. International Growth Fund	06	2002	6.983	5.785	25,863
AIM V.I. International Growth Fund	06	2001	9.296	6.983	71,794
AIM V.I. International Growth Fund	06	2000	10.000	9.296	0

AIM V.I. Premier Equity	01	2005	7.915	8.270	0
AIM V.I. Premier Equity	01	2004	7.566	7.915	0
AIM V.I. Premier Equity	01	2003	6.116	7.566	0
AIM V.I. Premier Equity	01	2002	8.868	6.116	0
AIM V.I. Premier Equity	01	2001	10.000	8.868	0

AIM V.I. Premier Equity	02	2005	7.871	8.212	0
AIM V.I. Premier Equity	02	2004	7.535	7.871	0
AIM V.I. Premier Equity	02	2003	6.101	7.535	0
AIM V.I. Premier Equity	02	2002	8.859	6.101	0
AIM V.I. Premier Equity	02	2001	10.000	8.859	0

AIM V.I. Premier Equity	03	2005	7.841	8.173	16,621
AIM V.I. Premier Equity	03	2004	7.515	7.841	17,821
AIM V.I. Premier Equity	03	2003	6.090	7.515	25,484
AIM V.I. Premier Equity	03	2002	8.853	6.090	21,574
AIM V.I. Premier Equity	03	2001	10.000	8.853	2,874

AIM V.I. Premier Equity	04	2005	7.798	8.115	5,881
AIM V.I. Premier Equity	04	2004	7.485	7.798	8,207
AIM V.I. Premier Equity	04	2003	6.075	7.485	27,424
AIM V.I. Premier Equity	04	2002	8.844	6.075	28,806
AIM V.I. Premier Equity	04	2001	10.000	8.844	10,550

AIM V.I. Premier Equity	05	2005	7.769	8.077	11,036
AIM V.I. Premier Equity	05	2004	7.464	7.769	16,497
AIM V.I. Premier Equity	05	2003	6.065	7.464	21,115
AIM V.I. Premier Equity	05	2002	8.838	6.065	23,240
AIM V.I. Premier Equity	05	2001	10.000	8.838	10,730

AIM V.I. Premier Equity	06	2005	7.725	8.020	15,858
AIM V.I. Premier Equity	06	2004	7.434	7.725	18,528
AIM V.I. Premier Equity	06	2003	6.049	7.434	20,207
AIM V.I. Premier Equity	06	2002	8.828	6.049	22,082
AIM V.I. Premier Equity	06	2001	10.000	8.828	5,091

AIM V.I. Small Company Growth Fund	01	2005	8.968	9.330	0
AIM V.I. Small Company Growth Fund	01	2004	7.961	8.968	0
AIM V.I. Small Company Growth Fund	01	2003	6.033	7.961	0
AIM V.I. Small Company Growth Fund	01	2002	8.855	6.033	0
AIM V.I. Small Company Growth Fund	01	2001	10.000	8.855	0

AIM V.I. Small Company Growth Fund	02	2005	8.918	9.264	0
AIM V.I. Small Company Growth Fund	02	2004	7.929	8.918	0
AIM V.I. Small Company Growth Fund	02	2003	6.017	7.929	0
AIM V.I. Small Company Growth Fund	02	2002	8.846	6.017	0
AIM V.I. Small Company Growth Fund	02	2001	10.000	8.846	0

AIM V.I. Small Company Growth Fund	03	2005	8.884	9.220	5,246
AIM V.I. Small Company Growth Fund	03	2004	7.908	8.884	4,947
AIM V.I. Small Company Growth Fund	03	2003	6.007	7.908	5,171
AIM V.I. Small Company Growth Fund	03	2002	8.840	6.007	4,759
AIM V.I. Small Company Growth Fund	03	2001	10.000	8.840	573

AIM V.I. Small Company Growth Fund	04	2005	8.835	9.155	4,152
AIM V.I. Small Company Growth Fund	04	2004	7.875	8.835	3,970
AIM V.I. Small Company Growth Fund	04	2003	5.992	7.875	3,003
AIM V.I. Small Company Growth Fund	04	2002	8.831	5.992	1,503
AIM V.I. Small Company Growth Fund	04	2001	10.000	8.831	922

AIM V.I. Small Company Growth Fund	05	2005	8.802	9.111	3,790
AIM V.I. Small Company Growth Fund	05	2004	7.854	8.802	3,198
AIM V.I. Small Company Growth Fund	05	2003	5.982	7.854	15,032
AIM V.I. Small Company Growth Fund	05	2002	8.825	5.982	3,061
AIM V.I. Small Company Growth Fund	05	2001	10.000	8.825	0

AIM V.I. Small Company Growth Fund	06	2005	8.753	9.047	3,281
AIM V.I. Small Company Growth Fund	06	2004	7.822	8.753	3,911
AIM V.I. Small Company Growth Fund	06	2003	5.967	7.822	4,554
AIM V.I. Small Company Growth Fund	06	2002	8.816	5.967	4,479
AIM V.I. Small Company Growth Fund	06	2001	10.000	8.816	531

Alger Am. Growth	01	2005	7.161	7.935	0
Alger Am. Growth	01	2004	6.864	7.161	0
Alger Am. Growth	01	2003	5.135	6.864	0
Alger Am. Growth	01	2002	7.748	5.135	0
Alger Am. Growth	01	2001	8.884	7.748	0
Alger Am. Growth	01	2000	10.000	8.884	0

Alger Am. Growth	02	2005	7.116	7.873	0
Alger Am. Growth	02	2004	6.831	7.116	0
Alger Am. Growth	02	2003	5.118	6.831	0
Alger Am. Growth	02	2002	7.734	5.118	0
Alger Am. Growth	02	2001	8.882	7.734	0
Alger Am. Growth	02	2000	10.000	8.882	0

Alger Am. Growth	03	2005	7.086	7.832	23,517
Alger Am. Growth	03	2004	6.809	7.086	27,996
Alger Am. Growth	03	2003	5.107	6.809	35,752
Alger Am. Growth	03	2002	7.725	5.107	45,323
Alger Am. Growth	03	2001	8.881	7.725	36,583
Alger Am. Growth	03	2000	10.000	8.881	0

Alger Am. Growth	04	2005	7.041	7.771	21,946
Alger Am. Growth	04	2004	6.776	7.041	30,500
Alger Am. Growth	04	2003	5.090	6.776	42,394
Alger Am. Growth	04	2002	7.712	5.090	44,169
Alger Am. Growth	04	2001	8.879	7.712	46,071
Alger Am. Growth	04	2000	10.000	8.879	1,463

Alger Am. Growth	05	2005	7.012	7.730	19,344
Alger Am. Growth	05	2004	6.755	7.012	48,592
Alger Am. Growth	05	2003	5.079	6.755	68,694
Alger Am. Growth	05	2002	7.703	5.079	77,343
Alger Am. Growth	05	2001	8.878	7.703	91,303
Alger Am. Growth	05	2000	10.000	8.878	6,668

Alger Am. Growth	06	2005	6.968	7.670	16,549
Alger Am. Growth	06	2004	6.722	6.968	19,084
Alger Am. Growth	06	2003	5.062	6.722	25,068
Alger Am. Growth	06	2002	7.689	5.062	30,311
Alger Am. Growth	06	2001	8.876	7.689	34,241
Alger Am. Growth	06	2000	10.000	8.876	0

Alger Am. Income & Growth	01	2005	7.613	7.789	0
Alger Am. Income & Growth	01	2004	7.138	7.613	0
Alger Am. Income & Growth	01	2003	5.559	7.138	0
Alger Am. Income & Growth	01	2002	8.158	5.559	0
Alger Am. Income & Growth	01	2001	9.628	8.158	0
Alger Am. Income & Growth	01	2000	10.000	9.628	0

Alger Am. Income & Growth	02	2005	7.565	7.728	0
Alger Am. Income & Growth	02	2004	7.104	7.565	0
Alger Am. Income & Growth	02	2003	5.541	7.104	0
Alger Am. Income & Growth	02	2002	8.144	5.541	0
Alger Am. Income & Growth	02	2001	9.626	8.144	0
Alger Am. Income & Growth	02	2000	10.000	9.626	0

Alger Am. Income & Growth	03	2005	7.534	7.688	38,450
Alger Am. Income & Growth	03	2004	7.081	7.534	45,203
Alger Am. Income & Growth	03	2003	5.529	7.081	53,296
Alger Am. Income & Growth	03	2002	8.134	5.529	64,469
Alger Am. Income & Growth	03	2001	9.625	8.134	66,314
Alger Am. Income & Growth	03	2000	10.000	9.625	0

Alger Am. Income & Growth	04	2005	7.486	7.628	8,099
Alger Am. Income & Growth	04	2004	7.048	7.486	15,188
Alger Am. Income & Growth	04	2003	5.510	7.048	21,208
Alger Am. Income & Growth	04	2002	8.120	5.510	24,633
Alger Am. Income & Growth	04	2001	9.622	8.120	22,578
Alger Am. Income & Growth	04	2000	10.000	9.622	1,883

Alger Am. Income & Growth	05	2005	7.455	7.588	38,500
Alger Am. Income & Growth	05	2004	7.025	7.455	100,357
Alger Am. Income & Growth	05	2003	5.498	7.025	114,543
Alger Am. Income & Growth	05	2002	8.110	5.498	118,301
Alger Am. Income & Growth	05	2001	9.621	8.110	137,826
Alger Am. Income & Growth	05	2000	10.000	9.621	7,161

Alger Am. Income & Growth	06	2005	7.408	7.529	70,859
Alger Am. Income & Growth	06	2004	6.991	7.408	71,746
Alger Am. Income & Growth	06	2003	5.480	6.991	78,097
Alger Am. Income & Growth	06	2002	8.096	5.480	116,696
Alger Am. Income & Growth	06	2001	9.619	8.096	117,936
Alger Am. Income & Growth	06	2000	10.000	9.619	0

Alger Am. Small Capitalization	01	2005	7.075	8.179	0
Alger Am. Small Capitalization	01	2004	6.137	7.075	0
Alger Am. Small Capitalization	01	2003	4.360	6.137	0
Alger Am. Small Capitalization	01	2002	5.975	4.360	0
Alger Am. Small Capitalization	01	2001	8.572	5.975	0
Alger Am. Small Capitalization	01	2000	10.000	8.572	0

Alger Am. Small Capitalization	02	2005	7.031	8.115	0
Alger Am. Small Capitalization	02	2004	6.108	7.031	0
Alger Am. Small Capitalization	02	2003	4.345	6.108	0
Alger Am. Small Capitalization	02	2002	5.965	4.345	0
Alger Am. Small Capitalization	02	2001	8.570	5.965	0
Alger Am. Small Capitalization	02	2000	10.000	8.570	0

Alger Am. Small Capitalization	03	2005	7.001	8.073	2,324
Alger Am. Small Capitalization	03	2004	6.089	7.001	2,327
Alger Am. Small Capitalization	03	2003	4.336	6.089	3,452
Alger Am. Small Capitalization	03	2002	5.958	4.336	3,765
Alger Am. Small Capitalization	03	2001	8.569	5.958	3,007
Alger Am. Small Capitalization	03	2000	10.000	8.569	0

Alger Am. Small Capitalization	04	2005	6.957	8.010	4,911
Alger Am. Small Capitalization	04	2004	6.059	6.957	5,479
Alger Am. Small Capitalization	04	2003	4.322	6.059	5,886
Alger Am. Small Capitalization	04	2002	5.947	4.322	7,638
Alger Am. Small Capitalization	04	2001	8.567	5.947	6,911
Alger Am. Small Capitalization	04	2000	10.000	8.567	0

Alger Am. Small Capitalization	05	2005	6.928	7.968	9,169
Alger Am. Small Capitalization	05	2004	6.040	6.928	14,248
Alger Am. Small Capitalization	05	2003	4.312	6.040	16,468
Alger Am. Small Capitalization	05	2002	5.940	4.312	17,707
Alger Am. Small Capitalization	05	2001	8.565	5.940	20,590
Alger Am. Small Capitalization	05	2000	10.000	8.565	0

Alger Am. Small Capitalization	06	2005	6.884	7.906	5,784
Alger Am. Small Capitalization	06	2004	6.011	6.884	10,918
Alger Am. Small Capitalization	06	2003	4.298	6.011	15,139
Alger Am. Small Capitalization	06	2002	5.930	4.298	17,008
Alger Am. Small Capitalization	06	2001	8.563	5.930	16,144
Alger Am. Small Capitalization	06	2000	10.000	8.563	0

Alliance Bernstein Global Technology Portfolio	01	2005	6.880	7.052	0
Alliance Bernstein Global Technology Portfolio	01	2004	6.620	6.880	0
Alliance Bernstein Global Technology Portfolio	01	2003	4.655	6.620	0
Alliance Bernstein Global Technology Portfolio	01	2002	8.088	4.655	0
Alliance Bernstein Global Technology Portfolio	01	2001	10.000	8.088	0

Alliance Bernstein Global Technology Portfolio	02	2005	6.841	7.002	0
Alliance Bernstein Global Technology Portfolio	02	2004	6.593	6.841	0
Alliance Bernstein Global Technology Portfolio	02	2003	4.643	6.593	0
Alliance Bernstein Global Technology Portfolio	02	2002	8.080	4.643	0
Alliance Bernstein Global Technology Portfolio	02	2001	10.000	8.080	0

Alliance Bernstein Global Technology Portfolio	03	2005	6.816	6.969	15,358
Alliance Bernstein Global Technology Portfolio	03	2004	6.575	6.816	11,842
Alliance Bernstein Global Technology Portfolio	03	2003	4.635	6.575	13,267
Alliance Bernstein Global Technology Portfolio	03	2002	8.074	4.635	11,863
Alliance Bernstein Global Technology Portfolio	03	2001	10.000	8.074	9,512

Alliance Bernstein Global Technology Portfolio	04	2005	6.778	6.920	3,134
Alliance Bernstein Global Technology Portfolio	04	2004	6.548	6.778	3,129
Alliance Bernstein Global Technology Portfolio	04	2003	4.623	6.548	7,179
Alliance Bernstein Global Technology Portfolio	04	2002	8.066	4.623	7,051
Alliance Bernstein Global Technology Portfolio	04	2001	10.000	8.066	6,879

Alliance Bernstein Global Technology Portfolio	05	2005	6.753	6.887	18,361
Alliance Bernstein Global Technology Portfolio	05	2004	6.531	6.753	22,546
Alliance Bernstein Global Technology Portfolio	05	2003	4.615	6.531	21,959
Alliance Bernstein Global Technology Portfolio	05	2002	8.061	4.615	27,010
Alliance Bernstein Global Technology Portfolio	05	2001	10.000	8.061	14,349

Alliance Bernstein Global Technology Portfolio	06	2005	6.715	6.838	9,601
Alliance Bernstein Global Technology Portfolio	06	2004	6.504	6.715	9,681
Alliance Bernstein Global Technology Portfolio	06	2003	4.604	6.504	10,068
Alliance Bernstein Global Technology Portfolio	06	2002	8.053	4.604	12,721
Alliance Bernstein Global Technology Portfolio	06	2001	10.000	8.053	6,845

Alliance Bernstein Large Cap Growth Portfolio	01	2005	7.663	8.704	0
Alliance Bernstein Large Cap Growth Portfolio	01	2004	7.151	7.663	0
Alliance Bernstein Large Cap Growth Portfolio	01	2003	5.861	7.151	0
Alliance Bernstein Large Cap Growth Portfolio	01	2002	8.569	5.861	0
Alliance Bernstein Large Cap Growth Portfolio	01	2001	10.000	8.569	0

Alliance Bernstein Large Cap Growth Portfolio	02	2005	7.620	8.642	0
Alliance Bernstein Large Cap Growth Portfolio	02	2004	7.122	7.620	0
Alliance Bernstein Large Cap Growth Portfolio	02	2003	5.846	7.122	0
Alliance Bernstein Large Cap Growth Portfolio	02	2002	8.561	5.846	0
Alliance Bernstein Large Cap Growth Portfolio	02	2001	10.000	8.561	0

Alliance Bernstein Large Cap Growth Portfolio	03	2005	7.592	8.601	90,730
Alliance Bernstein Large Cap Growth Portfolio	03	2004	7.103	7.592	87,995
Alliance Bernstein Large Cap Growth Portfolio	03	2003	5.836	7.103	99,173
Alliance Bernstein Large Cap Growth Portfolio	03	2002	8.555	5.836	63,528
Alliance Bernstein Large Cap Growth Portfolio	03	2001	10.000	8.555	39,576

Alliance Bernstein Large Cap Growth Portfolio	04	2005	7.549	8.540	14,507
Alliance Bernstein Large Cap Growth Portfolio	04	2004	7.074	7.549	17,424
Alliance Bernstein Large Cap Growth Portfolio	04	2003	5.822	7.074	24,629
Alliance Bernstein Large Cap Growth Portfolio	04	2002	8.546	5.822	28,973
Alliance Bernstein Large Cap Growth Portfolio	04	2001	10.000	8.546	5,873

Alliance Bernstein Large Cap Growth Portfolio	05	2005	7.521	8.500	12,196
Alliance Bernstein Large Cap Growth Portfolio	05	2004	7.055	7.521	16,954
Alliance Bernstein Large Cap Growth Portfolio	05	2003	5.812	7.055	15,220
Alliance Bernstein Large Cap Growth Portfolio	05	2002	8.540	5.812	21,528
Alliance Bernstein Large Cap Growth Portfolio	05	2001	10.000	8.540	9,430

Alliance Bernstein Large Cap Growth Portfolio	06	2005	7.479	8.440	28,374
Alliance Bernstein Large Cap Growth Portfolio	06	2004	7.026	7.479	34,369
Alliance Bernstein Large Cap Growth Portfolio	06	2003	5.797	7.026	34,678
Alliance Bernstein Large Cap Growth Portfolio	06	2002	8.532	5.797	30,528
Alliance Bernstein Large Cap Growth Portfolio	06	2001	10.000	8.532	9,982

Alliance Bernstein VP Growth and Income Portfolio	01	2005	10.256	10.610	0
Alliance Bernstein VP Growth and Income Portfolio	01	2004	9.324	10.256	0
Alliance Bernstein VP Growth and Income Portfolio	01	2003	7.132	9.324	0
Alliance Bernstein VP Growth and Income Portfolio	01	2002	9.277	7.132	0
Alliance Bernstein VP Growth and Income Portfolio	01	2001	10.000	9.277	0

Alliance Bernstein VP Growth and Income Portfolio	02	2005	10.199	10.535	6,090
Alliance Bernstein VP Growth and Income Portfolio	02	2004	9.287	10.199	6,350
Alliance Bernstein VP Growth and Income Portfolio	02	2003	7.114	9.287	6,425
Alliance Bernstein VP Growth and Income Portfolio	02	2002	9.268	7.114	5,393
Alliance Bernstein VP Growth and Income Portfolio	02	2001	10.000	9.268	0

Alliance Bernstein VP Growth and Income Portfolio	03	2005	10.161	10.485	107,968
Alliance Bernstein VP Growth and Income Portfolio	03	2004	9.261	10.161	118,742
Alliance Bernstein VP Growth and Income Portfolio	03	2003	7.102	9.261	152,624
Alliance Bernstein VP Growth and Income Portfolio	03	2002	9.262	7.102	142,999
Alliance Bernstein VP Growth and Income Portfolio	03	2001	10.000	9.262	54,984

Alliance Bernstein VP Growth and Income Portfolio	04	2005	10.105	10.411	91,896
Alliance Bernstein VP Growth and Income Portfolio	04	2004	9.224	10.105	108,111
Alliance Bernstein VP Growth and Income Portfolio	04	2003	7.084	9.224	108,824
Alliance Bernstein VP Growth and Income Portfolio	04	2002	9.252	7.084	108,108
Alliance Bernstein VP Growth and Income Portfolio	04	2001	10.000	9.252	56,140

Alliance Bernstein VP Growth and Income Portfolio	05	2005	10.067	10.362	68,652
Alliance Bernstein VP Growth and Income Portfolio	05	2004	9.199	10.067	78,582
Alliance Bernstein VP Growth and Income Portfolio	05	2003	7.072	9.199	76,650
Alliance Bernstein VP Growth and Income Portfolio	05	2002	9.246	7.072	93,555
Alliance Bernstein VP Growth and Income Portfolio	05	2001	10.000	9.246	38,677

Alliance Bernstein VP Growth and Income Portfolio	06	2005	10.011	10.288	108,769
Alliance Bernstein VP Growth and Income Portfolio	06	2004	9.161	10.011	115,469
Alliance Bernstein VP Growth and Income Portfolio	06	2003	7.054	9.161	114,007
Alliance Bernstein VP Growth and Income Portfolio	06	2002	9.237	7.054	125,827
Alliance Bernstein VP Growth and Income Portfolio	06	2001	10.000	9.237	58,788

Alliance Bernstein VP Small Cap Growth Portfolio	01	2005	10.531	10.921	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2004	9.309	10.531	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2003	6.331	9.309	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2002	9.423	6.331	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2001	10.000	9.423	0

Alliance Bernstein VP Small Cap Growth Portfolio	02	2005	10.472	10.844	0
Alliance Bernstein VP Small Cap Growth Portfolio	02	2004	9.272	10.472	0
Alliance Bernstein VP Small Cap Growth Portfolio	02	2003	6.315	9.272	0
Alliance Bernstein VP Small Cap Growth Portfolio	02	2002	9.414	6.315	0
Alliance Bernstein VP Small Cap Growth Portfolio	02	2001	10.000	9.414	0

Alliance Bernstein VP Small Cap Growth Portfolio	03	2005	10.433	10.793	60,849
Alliance Bernstein VP Small Cap Growth Portfolio	03	2004	9.246	10.433	72,057
Alliance Bernstein VP Small Cap Growth Portfolio	03	2003	6.304	9.246	191
Alliance Bernstein VP Small Cap Growth Portfolio	03	2002	9.407	6.304	218
Alliance Bernstein VP Small Cap Growth Portfolio	03	2001	10.000	9.407	192

Alliance Bernstein VP Small Cap Growth Portfolio	04	2005	10.375	10.717	0
Alliance Bernstein VP Small Cap Growth Portfolio	04	2004	9.209	10.375	0
Alliance Bernstein VP Small Cap Growth Portfolio	04	2003	6.288	9.209	0
Alliance Bernstein VP Small Cap Growth Portfolio	04	2002	9.398	6.288	0
Alliance Bernstein VP Small Cap Growth Portfolio	04	2001	10.000	9.398	0

Alliance Bernstein VP Small Cap Growth Portfolio	05	2005	10.337	10.666	4,698
Alliance Bernstein VP Small Cap Growth Portfolio	05	2004	9.184	10.337	4,700
Alliance Bernstein VP Small Cap Growth Portfolio	05	2003	6.278	9.184	3,105
Alliance Bernstein VP Small Cap Growth Portfolio	05	2002	9.391	6.278	3,456
Alliance Bernstein VP Small Cap Growth Portfolio	05	2001	10.000	9.391	679

Alliance Bernstein VP Small Cap Growth Portfolio	06	2005	10.279	10.590	10,955
Alliance Bernstein VP Small Cap Growth Portfolio	06	2004	9.147	10.279	7,080
Alliance Bernstein VP Small Cap Growth Portfolio	06	2003	6.262	9.147	4,318
Alliance Bernstein VP Small Cap Growth Portfolio	06	2002	9.382	6.262	4,636
Alliance Bernstein VP Small Cap Growth Portfolio	06	2001	10.000	9.382	0

Alliance Bernstein VP Worldwide Privatization Portfolio	01	2005	14.064	16.769	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2004	11.471	14.064	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2003	8.107	11.471	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2002	8.562	8.107	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2001	10.000	8.562	0

Alliance Bernstein VP Worldwide Privatization Portfolio	02	2005	13.986	16.650	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2004	11.425	13.986	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2003	8.086	11.425	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2002	8.553	8.086	0
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2001	10.000	8.553	0

Alliance Bernstein VP Worldwide Privatization Portfolio	03	2005	13.934	16.572	6,893
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2004	11.394	13.934	3,964
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2003	8.073	11.394	6,380
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2002	8.547	8.073	8,723
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2001	10.000	8.547	53

Alliance Bernstein VP Worldwide Privatization Portfolio	04	2005	13.857	16.454	15,493
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2004	11.348	13.857	14,608
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2003	8.052	11.348	17,548
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2002	8.539	8.052	18,012
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2001	10.000	8.539	301

Alliance Bernstein VP Worldwide Privatization Portfolio	05	2005	13.805	16.377	11,523
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2004	11.317	13.805	8,674
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2003	8.039	11.317	8,944
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2002	8.533	8.039	9,086
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2001	10.000	8.533	1,378

Alliance Bernstein VP Worldwide Privatization Portfolio	06	2005	13.728	16.260	4,094
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2004	11.271	13.728	4,318
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2003	8.018	11.271	2,448
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2002	8.524	8.018	2,613
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2001	10.000	8.524	1,035

Fidelity VIP Contrafund Portfolio	01	2005	12.239	14.120	0
Fidelity VIP Contrafund Portfolio	01	2004	10.746	12.239	0
Fidelity VIP Contrafund Portfolio	01	2003	8.476	10.746	0
Fidelity VIP Contrafund Portfolio	01	2002	9.481	8.476	0
Fidelity VIP Contrafund Portfolio	01	2001	10.000	9.481	0

Fidelity VIP Contrafund Portfolio	02	2005	12.171	14.020	867
Fidelity VIP Contrafund Portfolio	02	2004	10.703	12.171	905
Fidelity VIP Contrafund Portfolio	02	2003	8.454	10.703	915
Fidelity VIP Contrafund Portfolio	02	2002	9.471	8.454	0
Fidelity VIP Contrafund Portfolio	02	2001	10.000	9.471	0

Fidelity VIP Contrafund Portfolio	03	2005	12.126	13.954	41,010
Fidelity VIP Contrafund Portfolio	03	2004	10.674	12.126	33,791
Fidelity VIP Contrafund Portfolio	03	2003	8.440	10.674	37,697
Fidelity VIP Contrafund Portfolio	03	2002	9.465	8.440	36,334
Fidelity VIP Contrafund Portfolio	03	2001	10.000	9.465	3,060

Fidelity VIP Contrafund Portfolio	04	2005	12.058	13.855	34,190
Fidelity VIP Contrafund Portfolio	04	2004	10.631	12.058	31,913
Fidelity VIP Contrafund Portfolio	04	2003	8.419	10.631	24,907
Fidelity VIP Contrafund Portfolio	04	2002	9.455	8.419	22,087
Fidelity VIP Contrafund Portfolio	04	2001	10.000	9.455	1,909

Fidelity VIP Contrafund Portfolio	05	2005	12.013	13.789	28,218
Fidelity VIP Contrafund Portfolio	05	2004	10.602	12.013	41,746
Fidelity VIP Contrafund Portfolio	05	2003	8.404	10.602	36,579
Fidelity VIP Contrafund Portfolio	05	2002	9.449	8.404	45,028
Fidelity VIP Contrafund Portfolio	05	2001	10.000	9.449	19,047

Fidelity VIP Contrafund Portfolio	06	2005	11.946	13.691	43,858
Fidelity VIP Contrafund Portfolio	06	2004	10.559	11.946	58,304
Fidelity VIP Contrafund Portfolio	06	2003	8.383	10.559	36,256
Fidelity VIP Contrafund Portfolio	06	2002	9.439	8.383	36,060
Fidelity VIP Contrafund Portfolio	06	2001	10.000	9.439	7,451

Fidelity VIP Growth Portfolio	01	2005	8.013	8.362	0
Fidelity VIP Growth Portfolio	01	2004	7.857	8.013	0
Fidelity VIP Growth Portfolio	01	2003	5.994	7.857	0
Fidelity VIP Growth Portfolio	01	2002	8.695	5.994	0
Fidelity VIP Growth Portfolio	01	2001	10.000	8.695	0

Fidelity VIP Growth Portfolio	02	2005	7.969	8.302	23,533
Fidelity VIP Growth Portfolio	02	2004	7.826	7.969	28,309
Fidelity VIP Growth Portfolio	02	2003	5.979	7.826	33,774
Fidelity VIP Growth Portfolio	02	2002	8.686	5.979	30,617
Fidelity VIP Growth Portfolio	02	2001	10.000	8.686	0

Fidelity VIP Growth Portfolio	03	2005	7.939	8.263	234,127
Fidelity VIP Growth Portfolio	03	2004	7.804	7.939	249,168
Fidelity VIP Growth Portfolio	03	2003	5.969	7.804	227,690
Fidelity VIP Growth Portfolio	03	2002	8.680	5.969	183,471
Fidelity VIP Growth Portfolio	03	2001	10.000	8.680	37,637

Fidelity VIP Growth Portfolio	04	2005	7.895	8.205	86,929
Fidelity VIP Growth Portfolio	04	2004	7.773	7.895	98,579
Fidelity VIP Growth Portfolio	04	2003	5.954	7.773	84,435
Fidelity VIP Growth Portfolio	04	2002	8.672	5.954	66,896
Fidelity VIP Growth Portfolio	04	2001	10.000	8.672	43,203

Fidelity VIP Growth Portfolio	05	2005	7.865	8.166	127,370
Fidelity VIP Growth Portfolio	05	2004	7.752	7.865	139,484
Fidelity VIP Growth Portfolio	05	2003	5.944	7.752	120,517
Fidelity VIP Growth Portfolio	05	2002	8.666	5.944	112,162
Fidelity VIP Growth Portfolio	05	2001	10.000	8.666	82,006

Fidelity VIP Growth Portfolio	06	2005	7.822	8.108	197,469
Fidelity VIP Growth Portfolio	06	2004	7.720	7.822	206,617
Fidelity VIP Growth Portfolio	06	2003	5.928	7.720	169,142
Fidelity VIP Growth Portfolio	06	2002	8.657	5.928	141,862
Fidelity VIP Growth Portfolio	06	2001	10.000	8.657	70,911

Fidelity VIP Overseas Portfolio	01	2005	10.050	11.807	0
Fidelity VIP Overseas Portfolio	01	2004	8.968	10.050	0
Fidelity VIP Overseas Portfolio	01	2003	6.340	8.968	0
Fidelity VIP Overseas Portfolio	01	2002	8.059	6.340	0
Fidelity VIP Overseas Portfolio	01	2001	10.000	8.059	0

Fidelity VIP Overseas Portfolio	02	2005	9.995	11.724	0
Fidelity VIP Overseas Portfolio	02	2004	8.932	9.995	0
Fidelity VIP Overseas Portfolio	02	2003	6.324	8.932	0
Fidelity VIP Overseas Portfolio	02	2002	8.051	6.324	0
Fidelity VIP Overseas Portfolio	02	2001	10.000	8.051	0

Fidelity VIP Overseas Portfolio	03	2005	9.957	11.668	30,479
Fidelity VIP Overseas Portfolio	03	2004	8.908	9.957	31,126
Fidelity VIP Overseas Portfolio	03	2003	6.313	8.908	33,068
Fidelity VIP Overseas Portfolio	03	2002	8.045	6.313	42,787
Fidelity VIP Overseas Portfolio	03	2001	10.000	8.045	29,969

Fidelity VIP Overseas Portfolio	04	2005	9.902	11.586	22,671
Fidelity VIP Overseas Portfolio	04	2004	8.872	9.902	25,624
Fidelity VIP Overseas Portfolio	04	2003	6.297	8.872	24,174
Fidelity VIP Overseas Portfolio	04	2002	8.037	6.297	25,716
Fidelity VIP Overseas Portfolio	04	2001	10.000	8.037	40,485

Fidelity VIP Overseas Portfolio	05	2005	9.865	11.531	12,396
Fidelity VIP Overseas Portfolio	05	2004	8.848	9.865	13,181
Fidelity VIP Overseas Portfolio	05	2003	6.286	8.848	14,766
Fidelity VIP Overseas Portfolio	05	2002	8.031	6.286	17,932
Fidelity VIP Overseas Portfolio	05	2001	10.000	8.031	76,564

Fidelity VIP Overseas Portfolio	06	2005	9.810	11.449	23,395
Fidelity VIP Overseas Portfolio	06	2004	8.812	9.810	25,254
Fidelity VIP Overseas Portfolio	06	2003	6.270	8.812	32,021
Fidelity VIP Overseas Portfolio	06	2002	8.023	6.270	29,705
Fidelity VIP Overseas Portfolio	06	2001	10.000	8.023	60,172

First Eagle VFT Overseas Variable Series	01	2005	20.999	25.224	0
First Eagle VFT Overseas Variable Series	01	2004	16.661	20.999	0
First Eagle VFT Overseas Variable Series	01	2003	11.150	16.661	0
First Eagle VFT Overseas Variable Series	01	2002	10.000	11.150	0

First Eagle VFT Overseas Variable Series	02	2005	20.927	25.100	20,156
First Eagle VFT Overseas Variable Series	02	2004	16.629	20.927	25,838
First Eagle VFT Overseas Variable Series	02	2003	11.146	16.629	34,888
First Eagle VFT Overseas Variable Series	02	2002	10.000	11.146	29,166

First Eagle VFT Overseas Variable Series	03	2005	20.879	25.018	182,055
First Eagle VFT Overseas Variable Series	03	2004	16.608	20.879	183,810
First Eagle VFT Overseas Variable Series	03	2003	11.143	16.608	195,693
First Eagle VFT Overseas Variable Series	03	2002	10.000	11.143	135,235

First Eagle VFT Overseas Variable Series	04	2005	20.808	24.894	66,811
First Eagle VFT Overseas Variable Series	04	2004	16.576	20.808	80,206
First Eagle VFT Overseas Variable Series	04	2003	11.139	16.576	71,216
First Eagle VFT Overseas Variable Series	04	2002	10.000	11.139	61,935

First Eagle VFT Overseas Variable Series	05	2005	20.760	24.812	87,859
First Eagle VFT Overseas Variable Series	05	2004	16.555	20.760	108,792
First Eagle VFT Overseas Variable Series	05	2003	11.136	16.555	103,759
First Eagle VFT Overseas Variable Series	05	2002	10.000	11.136	90,207

First Eagle VFT Overseas Variable Series	06	2005	20.689	24.690	124,834
First Eagle VFT Overseas Variable Series	06	2004	16.524	20.689	138,159
First Eagle VFT Overseas Variable Series	06	2003	11.132	16.524	135,853
First Eagle VFT Overseas Variable Series	06	2002	10.000	11.132	123,476

Goldman Sachs V.I.T. Core International Equity Fund	01	2005	9.037	10.162	0
Goldman Sachs V.I.T. Core International Equity Fund	01	2004	8.052	9.037	0
Goldman Sachs V.I.T. Core International Equity Fund	01	2003	6.009	8.052	0
Goldman Sachs V.I.T. Core International Equity Fund	01	2002	7.440	6.009	0
Goldman Sachs V.I.T. Core International Equity Fund	01	2001	9.677	7.440	0
Goldman Sachs V.I.T. Core International Equity Fund	01	2000	10.000	9.677	0

Goldman Sachs V.I.T. Core International Equity Fund	02	2005	8.980	10.083	0
Goldman Sachs V.I.T. Core International Equity Fund	02	2004	8.013	8.980	0
Goldman Sachs V.I.T. Core International Equity Fund	02	2003	5.989	8.013	0
Goldman Sachs V.I.T. Core International Equity Fund	02	2002	7.427	5.989	0
Goldman Sachs V.I.T. Core International Equity Fund	02	2001	9.675	7.427	0
Goldman Sachs V.I.T. Core International Equity Fund	02	2000	10.000	9.675	0

Goldman Sachs V.I.T. Core International Equity Fund	03	2005	8.942	10.031	256
Goldman Sachs V.I.T. Core International Equity Fund	03	2004	7.988	8.942	573
Goldman Sachs V.I.T. Core International Equity Fund	03	2003	5.976	7.988	580
Goldman Sachs V.I.T. Core International Equity Fund	03	2002	7.418	5.976	601
Goldman Sachs V.I.T. Core International Equity Fund	03	2001	9.674	7.418	588
Goldman Sachs V.I.T. Core International Equity Fund	03	2000	10.000	9.674	0

Goldman Sachs V.I.T. Core International Equity Fund	04	2005	8.886	9.952	6,432
Goldman Sachs V.I.T. Core International Equity Fund	04	2004	7.949	8.886	7,393
Goldman Sachs V.I.T. Core International Equity Fund	04	2003	5.956	7.949	7,809
Goldman Sachs V.I.T. Core International Equity Fund	04	2002	7.405	5.956	8,357
Goldman Sachs V.I.T. Core International Equity Fund	04	2001	9.672	7.405	9,386
Goldman Sachs V.I.T. Core International Equity Fund	04	2000	10.000	9.672	0

Goldman Sachs V.I.T. Core International Equity Fund	05	2005	8.848	9.900	7,714
Goldman Sachs V.I.T. Core International Equity Fund	05	2004	7.924	8.848	10,657
Goldman Sachs V.I.T. Core International Equity Fund	05	2003	5.943	7.924	11,154
Goldman Sachs V.I.T. Core International Equity Fund	05	2002	7.396	5.943	14,569
Goldman Sachs V.I.T. Core International Equity Fund	05	2001	9.670	7.396	16,737
Goldman Sachs V.I.T. Core International Equity Fund	05	2000	10.000	9.670	0

Goldman Sachs V.I.T. Core International Equity Fund	06	2005	8.792	9.823	6,640
Goldman Sachs V.I.T. Core International Equity Fund	06	2004	7.886	8.792	6,641
Goldman Sachs V.I.T. Core International Equity Fund	06	2003	5.924	7.886	6,667
Goldman Sachs V.I.T. Core International Equity Fund	06	2002	7.383	5.924	9,537
Goldman Sachs V.I.T. Core International Equity Fund	06	2001	9.668	7.383	8,492
Goldman Sachs V.I.T. Core International Equity Fund	06	2000	10.000	9.668	0

Goldman Sachs V.I.T. Core Small Cap Equity Fund	01	2005	14.176	14.872	0
Goldman Sachs V.I.T. Core Small Cap Equity Fund	01	2004	12.323	14.176	0
Goldman Sachs V.I.T. Core Small Cap Equity Fund	01	2003	8.534	12.323	0
Goldman Sachs V.I.T. Core Small Cap Equity Fund	01	2002	10.147	8.534	0
Goldman Sachs V.I.T. Core Small Cap Equity Fund	01	2001	9.816	10.147	0
Goldman Sachs V.I.T. Core Small Cap Equity Fund	01	2000	10.000	9.816	0

Goldman Sachs V.I.T. Core Small Cap Equity Fund	02	2005	14.087	14.756	0
Goldman Sachs V.I.T. Core Small Cap Equity Fund	02	2004	12.264	14.087	0
Goldman Sachs V.I.T. Core Small Cap Equity Fund	02	2003	8.506	12.264	0
Goldman Sachs V.I.T. Core Small Cap Equity Fund	02	2002	10.130	8.506	0
Goldman Sachs V.I.T. Core Small Cap Equity Fund	02	2001	9.814	10.130	0
Goldman Sachs V.I.T. Core Small Cap Equity Fund	02	2000	10.000	9.814	0

Goldman Sachs V.I.T. Core Small Cap Equity Fund	03	2005	14.028	14.679	1,334
Goldman Sachs V.I.T. Core Small Cap Equity Fund	03	2004	12.225	14.028	2,691
Goldman Sachs V.I.T. Core Small Cap Equity Fund	03	2003	8.487	12.225	2,759
Goldman Sachs V.I.T. Core Small Cap Equity Fund	03	2002	10.118	8.487	3,130
Goldman Sachs V.I.T. Core Small Cap Equity Fund	03	2001	9.813	10.118	2,395
Goldman Sachs V.I.T. Core Small Cap Equity Fund	03	2000	10.000	9.813	0
Goldman Sachs V.I.T. Core Small Cap Equity Fund	04	2005	13.940	14.564	2,116
Goldman Sachs V.I.T. Core Small Cap Equity Fund	04	2004	12.166	13.940	2,636
Goldman Sachs V.I.T. Core Small Cap Equity Fund	04	2003	8.459	12.166	2,737
Goldman Sachs V.I.T. Core Small Cap Equity Fund	04	2002	10.100	8.459	2,861
Goldman Sachs V.I.T. Core Small Cap Equity Fund	04	2001	9.810	10.100	2,983
Goldman Sachs V.I.T. Core Small Cap Equity Fund	04	2000	10.000	9.810	0

Goldman Sachs V.I.T. Core Small Cap Equity Fund	05	2005	13.881	14.488	3,455
Goldman Sachs V.I.T. Core Small Cap Equity Fund	05	2004	12.127	13.881	3,855
Goldman Sachs V.I.T. Core Small Cap Equity Fund	05	2003	8.441	12.127	3,910
Goldman Sachs V.I.T. Core Small Cap Equity Fund	05	2002	10.088	8.441	5,675
Goldman Sachs V.I.T. Core Small Cap Equity Fund	05	2001	9.809	10.088	4,751
Goldman Sachs V.I.T. Core Small Cap Equity Fund	05	2000	10.000	9.809	0

Goldman Sachs V.I.T. Core Small Cap Equity Fund	06	2005	13.793	14.375	3,835
Goldman Sachs V.I.T. Core Small Cap Equity Fund	06	2004	12.069	13.793	3,835
Goldman Sachs V.I.T. Core Small Cap Equity Fund	06	2003	8.413	12.069	4,024
Goldman Sachs V.I.T. Core Small Cap Equity Fund	06	2002	10.070	8.413	4,025
Goldman Sachs V.I.T. Core Small Cap Equity Fund	06	2001	9.807	10.070	4,953
Goldman Sachs V.I.T. Core Small Cap Equity Fund	06	2000	10.000	9.807	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2005	8.977	9.457	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2004	7.897	8.977	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2003	6.167	7.897	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2002	7.984	6.167	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2001	9.168	7.984	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2000	10.000	9.168	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2005	8.921	9.383	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2004	7.859	8.921	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2003	6.147	7.859	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2002	7.970	6.147	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2001	9.166	7.970	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2000	10.000	9.166	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2005	8.883	9.334	9,415
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2004	7.834	8.883	10,763
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2003	6.134	7.834	29,272
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2002	7.961	6.134	40,107
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2001	9.165	7.961	28,867
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2000	10.000	9.165	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2005	8.827	9.261	14,628
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2004	7.797	8.827	17,971
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2003	6.113	7.797	18,737
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2002	7.947	6.113	16,925
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2001	9.163	7.947	16,409
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2000	10.000	9.163	621

Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2005	8.790	9.213	13,995
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2004	7.772	8.790	21,096
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2003	6.100	7.772	10,423
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2002	7.937	6.100	20,498
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2001	9.161	7.937	32,602
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2000	10.000	9.161	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2005	8.734	9.141	9,606
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2004	7.735	8.734	8,685
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2003	6.080	7.735	9,445
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2002	7.923	6.080	8,712
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2001	9.159	7.923	4,173
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2000	10.000	9.159	0

Goldman Sachs V.I.T. Growth and Income Fund	01	2005	10.751	11.051	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2004	9.151	10.751	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2003	7.440	9.151	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2002	8.485	7.440	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2001	9.464	8.485	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2000	10.000	9.464	0

Goldman Sachs V.I.T. Growth and Income Fund	02	2005	10.684	10.965	0
Goldman Sachs V.I.T. Growth and Income Fund	02	2004	9.107	10.684	0
Goldman Sachs V.I.T. Growth and Income Fund	02	2003	7.416	9.107	0
Goldman Sachs V.I.T. Growth and Income Fund	02	2002	8.470	7.416	0
Goldman Sachs V.I.T. Growth and Income Fund	02	2001	9.462	8.470	0
Goldman Sachs V.I.T. Growth and Income Fund	02	2000	10.000	9.462	0

Goldman Sachs V.I.T. Growth and Income Fund	03	2005	10.639	10.908	497
Goldman Sachs V.I.T. Growth and Income Fund	03	2004	9.078	10.639	498
Goldman Sachs V.I.T. Growth and Income Fund	03	2003	7.400	9.078	500
Goldman Sachs V.I.T. Growth and Income Fund	03	2002	8.460	7.400	502
Goldman Sachs V.I.T. Growth and Income Fund	03	2001	9.460	8.460	413
Goldman Sachs V.I.T. Growth and Income Fund	03	2000	10.000	9.460	0

Goldman Sachs V.I.T. Growth and Income Fund	04	2005	10.572	10.823	5,026
Goldman Sachs V.I.T. Growth and Income Fund	04	2004	9.035	10.572	4,240
Goldman Sachs V.I.T. Growth and Income Fund	04	2003	7.376	9.035	4,478
Goldman Sachs V.I.T. Growth and Income Fund	04	2002	8.446	7.376	4,360
Goldman Sachs V.I.T. Growth and Income Fund	04	2001	9.458	8.446	4,853
Goldman Sachs V.I.T. Growth and Income Fund	04	2000	10.000	9.458	0

Goldman Sachs V.I.T. Growth and Income Fund	05	2005	10.527	10.766	6,041
Goldman Sachs V.I.T. Growth and Income Fund	05	2004	9.006	10.527	1,408
Goldman Sachs V.I.T. Growth and Income Fund	05	2003	7.360	9.006	1,411
Goldman Sachs V.I.T. Growth and Income Fund	05	2002	8.436	7.360	2,439
Goldman Sachs V.I.T. Growth and Income Fund	05	2001	9.457	8.436	2,516
Goldman Sachs V.I.T. Growth and Income Fund	05	2000	10.000	9.457	0

Goldman Sachs V.I.T. Growth and Income Fund	06	2005	10.461	10.682	0
Goldman Sachs V.I.T. Growth and Income Fund	06	2004	8.963	10.461	0
Goldman Sachs V.I.T. Growth and Income Fund	06	2003	7.335	8.963	0
Goldman Sachs V.I.T. Growth and Income Fund	06	2002	8.421	7.335	0
Goldman Sachs V.I.T. Growth and Income Fund	06	2001	9.455	8.421	0
Goldman Sachs V.I.T. Growth and Income Fund	06	2000	10.000	9.455	0

Goldman Sachs VIT Capital Growth Fund	01	2005	8.728	8.887	0
Goldman Sachs VIT Capital Growth Fund	01	2004	8.090	8.728	0
Goldman Sachs VIT Capital Growth Fund	01	2003	6.611	8.090	0
Goldman Sachs VIT Capital Growth Fund	01	2002	8.834	6.611	0
Goldman Sachs VIT Capital Growth Fund	01	2001	10.000	8.834	0

Goldman Sachs VIT Capital Growth Fund	02	2005	8.680	8.824	0
Goldman Sachs VIT Capital Growth Fund	02	2004	8.058	8.680	0
Goldman Sachs VIT Capital Growth Fund	02	2003	6.594	8.058	0
Goldman Sachs VIT Capital Growth Fund	02	2002	8.825	6.594	0
Goldman Sachs VIT Capital Growth Fund	02	2001	10.000	8.825	0

Goldman Sachs VIT Capital Growth Fund	03	2005	8.648	8.782	1,402
Goldman Sachs VIT Capital Growth Fund	03	2004	8.036	8.648	5,822
Goldman Sachs VIT Capital Growth Fund	03	2003	6.583	8.036	2,906
Goldman Sachs VIT Capital Growth Fund	03	2002	8.819	6.583	2,785
Goldman Sachs VIT Capital Growth Fund	03	2001	10.000	8.819	2,348

Goldman Sachs VIT Capital Growth Fund	04	2005	8.599	8.720	4,980
Goldman Sachs VIT Capital Growth Fund	04	2004	8.003	8.599	11,033
Goldman Sachs VIT Capital Growth Fund	04	2003	6.566	8.003	5,337
Goldman Sachs VIT Capital Growth Fund	04	2002	8.810	6.566	5,141
Goldman Sachs VIT Capital Growth Fund	04	2001	10.000	8.810	4,605

Goldman Sachs VIT Capital Growth Fund	05	2005	8.567	8.679	5,168
Goldman Sachs VIT Capital Growth Fund	05	2004	7.982	8.567	39,426
Goldman Sachs VIT Capital Growth Fund	05	2003	6.555	7.982	26,449
Goldman Sachs VIT Capital Growth Fund	05	2002	8.804	6.555	25,770
Goldman Sachs VIT Capital Growth Fund	05	2001	10.000	8.804	7,174

Goldman Sachs VIT Capital Growth Fund	06	2005	8.519	8.617	3,731
Goldman Sachs VIT Capital Growth Fund	06	2004	7.949	8.519	4,711
Goldman Sachs VIT Capital Growth Fund	06	2003	6.539	7.949	4,281
Goldman Sachs VIT Capital Growth Fund	06	2002	8.795	6.539	4,469
Goldman Sachs VIT Capital Growth Fund	06	2001	10.000	8.795	1,110

J.P. Morgan International Opp	01	2005	9.551	10.457	0
J.P. Morgan International Opp	01	2004	8.159	9.551	0
J.P. Morgan International Opp	01	2003	6.229	8.159	0
J.P. Morgan International Opp	01	2002	7.710	6.229	0
J.P. Morgan International Opp	01	2001	9.641	7.710	0
J.P. Morgan International Opp	01	2000	10.000	9.641	0

J.P. Morgan International Opp	02	2005	9.491	10.375	0
J.P. Morgan International Opp	02	2004	8.120	9.491	0
J.P. Morgan International Opp	02	2003	6.208	8.120	0
J.P. Morgan International Opp	02	2002	7.696	6.208	0
J.P. Morgan International Opp	02	2001	9.639	7.696	0
J.P. Morgan International Opp	02	2000	10.000	9.639	0

J.P. Morgan International Opp	03	2005	9.451	10.321	0
J.P. Morgan International Opp	03	2004	8.094	9.451	2,792
J.P. Morgan International Opp	03	2003	6.195	8.094	2,794
J.P. Morgan International Opp	03	2002	7.687	6.195	2,923
J.P. Morgan International Opp	03	2001	9.638	7.687	2,926
J.P. Morgan International Opp	03	2000	10.000	9.638	0

J.P. Morgan International Opp	04	2005	9.392	10.240	1,071
J.P. Morgan International Opp	04	2004	8.055	9.392	2,955
J.P. Morgan International Opp	04	2003	6.175	8.055	3,030
J.P. Morgan International Opp	04	2002	7.674	6.175	3,832
J.P. Morgan International Opp	04	2001	9.636	7.674	5,171
J.P. Morgan International Opp	04	2000	10.000	9.636	0

J.P. Morgan International Opp	05	2005	9.352	10.187	3,593
J.P. Morgan International Opp	05	2004	8.029	9.352	7,727
J.P. Morgan International Opp	05	2003	6.161	8.029	7,827
J.P. Morgan International Opp	05	2002	7.665	6.161	7,884
J.P. Morgan International Opp	05	2001	9.634	7.665	11,442
J.P. Morgan International Opp	05	2000	10.000	9.634	0

J.P. Morgan International Opp	06	2005	9.293	10.107	2,602
J.P. Morgan International Opp	06	2004	7.991	9.293	2,648
J.P. Morgan International Opp	06	2003	6.141	7.991	2,908
J.P. Morgan International Opp	06	2002	7.651	6.141	2,972
J.P. Morgan International Opp	06	2001	9.632	7.651	3,661
J.P. Morgan International Opp	06	2000	10.000	9.632	0

J.P. Morgan Small Company	01	2005	11.059	11.311	0
J.P. Morgan Small Company	01	2004	8.793	11.059	0
J.P. Morgan Small Company	01	2003	6.538	8.793	0
J.P. Morgan Small Company	01	2002	8.438	6.538	0
J.P. Morgan Small Company	01	2001	9.277	8.438	0
J.P. Morgan Small Company	01	2000	10.000	9.277	0

J.P. Morgan Small Company	02	2005	10.989	11.223	0
J.P. Morgan Small Company	02	2004	8.751	10.989	0
J.P. Morgan Small Company	02	2003	6.517	8.751	0
J.P. Morgan Small Company	02	2002	8.423	6.517	0
J.P. Morgan Small Company	02	2001	9.275	8.423	0
J.P. Morgan Small Company	02	2000	10.000	9.275	0

J.P. Morgan Small Company	03	2005	10.943	11.165	632
J.P. Morgan Small Company	03	2004	8.723	10.943	2,355
J.P. Morgan Small Company	03	2003	6.503	8.723	2,568
J.P. Morgan Small Company	03	2002	8.414	6.503	2,714
J.P. Morgan Small Company	03	2001	9.274	8.414	2,018
J.P. Morgan Small Company	03	2000	10.000	9.274	0

J.P. Morgan Small Company	04	2005	10.874	11.077	79
J.P. Morgan Small Company	04	2004	8.681	10.874	58
J.P. Morgan Small Company	04	2003	6.481	8.681	65
J.P. Morgan Small Company	04	2002	8.399	6.481	163
J.P. Morgan Small Company	04	2001	9.272	8.399	526
J.P. Morgan Small Company	04	2000	10.000	9.272	0

J.P. Morgan Small Company	05	2005	10.828	11.020	8,673
J.P. Morgan Small Company	05	2004	8.654	10.828	9,968
J.P. Morgan Small Company	05	2003	6.467	8.654	11,226
J.P. Morgan Small Company	05	2002	8.389	6.467	14,044
J.P. Morgan Small Company	05	2001	9.271	8.389	18,469
J.P. Morgan Small Company	05	2000	10.000	9.271	0

J.P. Morgan Small Company	06	2005	10.760	10.933	4,317
J.P. Morgan Small Company	06	2004	8.612	10.760	5,722
J.P. Morgan Small Company	06	2003	6.446	8.612	5,942
J.P. Morgan Small Company	06	2002	8.374	6.446	8,810
J.P. Morgan Small Company	06	2001	9.269	8.374	7,915
J.P. Morgan Small Company	06	2000	10.000	9.269	0

JP Morgan US Large Core Equity	01	2005	8.247	8.267	0
JP Morgan US Large Core Equity	01	2004	7.617	8.247	0
JP Morgan US Large Core Equity	01	2003	6.010	7.617	0
JP Morgan US Large Core Equity	01	2002	8.062	6.010	0
JP Morgan US Large Core Equity	01	2001	9.255	8.062	0
JP Morgan US Large Core Equity	01	2000	10.000	9.255	0

JP Morgan US Large Core Equity	02	2005	8.195	8.203	0
JP Morgan US Large Core Equity	02	2004	7.580	8.195	0
JP Morgan US Large Core Equity	02	2003	5.990	7.580	0
JP Morgan US Large Core Equity	02	2002	8.048	5.990	0
JP Morgan US Large Core Equity	02	2001	9.253	8.048	0
JP Morgan US Large Core Equity	02	2000	10.000	9.253	0

JP Morgan US Large Core Equity	03	2005	8.161	8.160	0
JP Morgan US Large Core Equity	03	2004	7.556	8.161	665
JP Morgan US Large Core Equity	03	2003	5.977	7.556	1,098
JP Morgan US Large Core Equity	03	2002	8.039	5.977	1,229
JP Morgan US Large Core Equity	03	2001	9.251	8.039	1,232
JP Morgan US Large Core Equity	03	2000	10.000	9.251	0

JP Morgan US Large Core Equity	04	2005	8.109	8.096	1,666
JP Morgan US Large Core Equity	04	2004	7.520	8.109	6,386
JP Morgan US Large Core Equity	04	2003	5.958	7.520	7,755
JP Morgan US Large Core Equity	04	2002	8.025	5.958	8,205
JP Morgan US Large Core Equity	04	2001	9.249	8.025	8,539
JP Morgan US Large Core Equity	04	2000	10.000	9.249	619

JP Morgan US Large Core Equity	05	2005	8.075	8.054	2,014
JP Morgan US Large Core Equity	05	2004	7.496	8.075	2,017
JP Morgan US Large Core Equity	05	2003	5.945	7.496	1,745
JP Morgan US Large Core Equity	05	2002	8.015	5.945	6,224
JP Morgan US Large Core Equity	05	2001	9.248	8.015	2,285
JP Morgan US Large Core Equity	05	2000	10.000	9.248	0

JP Morgan US Large Core Equity	06	2005	8.024	7.991	0
JP Morgan US Large Core Equity	06	2004	7.460	8.024	0
JP Morgan US Large Core Equity	06	2003	5.925	7.460	0
JP Morgan US Large Core Equity	06	2002	8.001	5.925	0
JP Morgan US Large Core Equity	06	2001	9.246	8.001	0
JP Morgan US Large Core Equity	06	2000	10.000	9.246	0

Lord Abbett Series Fund Growth and Income	01	2005	11.584	11.829	0
Lord Abbett Series Fund Growth and Income	01	2004	10.398	11.584	0
Lord Abbett Series Fund Growth and Income	01	2003	8.025	10.398	0
Lord Abbett Series Fund Growth and Income	01	2002	9.899	8.025	0
Lord Abbett Series Fund Growth and Income	01	2001	10.731	9.899	0
Lord Abbett Series Fund Growth and Income	01	2000	10.000	10.731	0

Lord Abbett Series Fund Growth and Income	02	2005	11.512	11.737	22,803
Lord Abbett Series Fund Growth and Income	02	2004	10.348	11.512	58,367
Lord Abbett Series Fund Growth and Income	02	2003	7.999	10.348	66,829
Lord Abbett Series Fund Growth and Income	02	2002	9.882	7.999	68,523
Lord Abbett Series Fund Growth and Income	02	2001	10.729	9.882	47,996
Lord Abbett Series Fund Growth and Income	02	2000	10.000	10.729	0

Lord Abbett Series Fund Growth and Income	03	2005	11.463	11.676	295,403
Lord Abbett Series Fund Growth and Income	03	2004	10.315	11.463	333,092
Lord Abbett Series Fund Growth and Income	03	2003	7.981	10.315	359,149
Lord Abbett Series Fund Growth and Income	03	2002	9.871	7.981	340,667
Lord Abbett Series Fund Growth and Income	03	2001	10.727	9.871	148,539
Lord Abbett Series Fund Growth and Income	03	2000	10.000	10.727	1,199

Lord Abbett Series Fund Growth and Income	04	2005	11.391	11.585	219,426
Lord Abbett Series Fund Growth and Income	04	2004	10.266	11.391	272,684
Lord Abbett Series Fund Growth and Income	04	2003	7.955	10.266	264,781
Lord Abbett Series Fund Growth and Income	04	2002	9.853	7.955	265,661
Lord Abbett Series Fund Growth and Income	04	2001	10.725	9.853	147,059
Lord Abbett Series Fund Growth and Income	04	2000	10.000	10.725	1,125

Lord Abbett Series Fund Growth and Income	05	2005	11.343	11.524	265,296
Lord Abbett Series Fund Growth and Income	05	2004	10.233	11.343	339,732
Lord Abbett Series Fund Growth and Income	05	2003	7.938	10.233	343,536
Lord Abbett Series Fund Growth and Income	05	2002	9.842	7.938	337,536
Lord Abbett Series Fund Growth and Income	05	2001	10.723	9.842	262,961
Lord Abbett Series Fund Growth and Income	05	2000	10.000	10.723	577

Lord Abbett Series Fund Growth and Income	06	2005	11.271	11.434	282,312
Lord Abbett Series Fund Growth and Income	06	2004	10.184	11.271	325,913
Lord Abbett Series Fund Growth and Income	06	2003	7.912	10.184	330,631
Lord Abbett Series Fund Growth and Income	06	2002	9.825	7.912	318,746
Lord Abbett Series Fund Growth and Income	06	2001	10.721	9.825	195,122
Lord Abbett Series Fund Growth and Income	06	2000	10.000	10.721	0

Lord Abbett Series Fund International	01	2005	10.710	13.414	0
Lord Abbett Series Fund International	01	2004	8.972	10.710	0
Lord Abbett Series Fund International	01	2003	6.422	8.972	0
Lord Abbett Series Fund International	01	2002	7.891	6.422	0
Lord Abbett Series Fund International	01	2001	10.000	7.891	0

Lord Abbett Series Fund International	02	2005	10.651	13.319	0
Lord Abbett Series Fund International	02	2004	8.936	10.651	0
Lord Abbett Series Fund International	02	2003	6.406	8.936	0
Lord Abbett Series Fund International	02	2002	7.883	6.406	0
Lord Abbett Series Fund International	02	2001	10.000	7.883	0

Lord Abbett Series Fund International	03	2005	10.611	13.256	3,265
Lord Abbett Series Fund International	03	2004	8.912	10.611	4,206
Lord Abbett Series Fund International	03	2003	6.395	8.912	2,233
Lord Abbett Series Fund International	03	2002	7.877	6.395	2,392
Lord Abbett Series Fund International	03	2001	10.000	7.877	2,037

Lord Abbett Series Fund International	04	2005	10.552	13.162	3,922
Lord Abbett Series Fund International	04	2004	8.875	10.552	4,919
Lord Abbett Series Fund International	04	2003	6.379	8.875	2,388
Lord Abbett Series Fund International	04	2002	7.869	6.379	749
Lord Abbett Series Fund International	04	2001	10.000	7.869	337

Lord Abbett Series Fund International	05	2005	10.513	13.100	10,229
Lord Abbett Series Fund International	05	2004	8.851	10.513	9,737
Lord Abbett Series Fund International	05	2003	6.368	8.851	7,789
Lord Abbett Series Fund International	05	2002	7.864	6.368	7,959
Lord Abbett Series Fund International	05	2001	10.000	7.864	1,533

Lord Abbett Series Fund International	06	2005	10.454	13.007	10,363
Lord Abbett Series Fund International	06	2004	8.815	10.454	10,268
Lord Abbett Series Fund International	06	2003	6.352	8.815	6,395
Lord Abbett Series Fund International	06	2002	7.856	6.352	6,396
Lord Abbett Series Fund International	06	2001	10.000	7.856	2,410

Lord Abbett Series Fund Mid Cap Value	01	2005	14.036	15.023	0
Lord Abbett Series Fund Mid Cap Value	01	2004	11.441	14.036	0
Lord Abbett Series Fund Mid Cap Value	01	2003	9.273	11.441	0
Lord Abbett Series Fund Mid Cap Value	01	2002	10.393	9.273	0
Lord Abbett Series Fund Mid Cap Value	01	2001	10.000	10.393	0

Lord Abbett Series Fund Mid Cap Value	02	2005	13.958	14.917	13,773
Lord Abbett Series Fund Mid Cap Value	02	2004	11.395	13.958	17,599
Lord Abbett Series Fund Mid Cap Value	02	2003	9.250	11.395	20,970
Lord Abbett Series Fund Mid Cap Value	02	2002	10.383	9.250	15,380
Lord Abbett Series Fund Mid Cap Value	02	2001	10.000	10.383	0

Lord Abbett Series Fund Mid Cap Value	03	2005	13.906	14.847	190,396
Lord Abbett Series Fund Mid Cap Value	03	2004	11.364	13.906	196,087
Lord Abbett Series Fund Mid Cap Value	03	2003	9.234	11.364	236,580
Lord Abbett Series Fund Mid Cap Value	03	2002	10.375	9.234	156,374
Lord Abbett Series Fund Mid Cap Value	03	2001	10.000	10.375	42,693

Lord Abbett Series Fund Mid Cap Value	04	2005	13.828	14.741	144,704
Lord Abbett Series Fund Mid Cap Value	04	2004	11.318	13.828	169,196
Lord Abbett Series Fund Mid Cap Value	04	2003	9.210	11.318	165,419
Lord Abbett Series Fund Mid Cap Value	04	2002	10.365	9.210	153,713
Lord Abbett Series Fund Mid Cap Value	04	2001	10.000	10.365	47,923

Lord Abbett Series Fund Mid Cap Value	05	2005	13.777	14.672	136,963
Lord Abbett Series Fund Mid Cap Value	05	2004	11.288	13.777	159,959
Lord Abbett Series Fund Mid Cap Value	05	2003	9.195	11.288	145,455
Lord Abbett Series Fund Mid Cap Value	05	2002	10.358	9.195	136,545
Lord Abbett Series Fund Mid Cap Value	05	2001	10.000	10.358	53,938

Lord Abbett Series Fund Mid Cap Value	06	2005	13.700	14.568	188,927
Lord Abbett Series Fund Mid Cap Value	06	2004	11.242	13.700	199,307
Lord Abbett Series Fund Mid Cap Value	06	2003	9.171	11.242	207,471
Lord Abbett Series Fund Mid Cap Value	06	2002	10.347	9.171	165,108
Lord Abbett Series Fund Mid Cap Value	06	2001	10.000	10.347	70,908

MFS Capital Appreciation	01	2005	6.055	6.043	0
MFS Capital Appreciation	01	2004	5.515	6.055	0
MFS Capital Appreciation	01	2003	4.332	5.515	0
MFS Capital Appreciation	01	2002	6.479	4.332	0
MFS Capital Appreciation	01	2001	8.772	6.479	0
MFS Capital Appreciation	01	2000	10.000	8.772	0

MFS Capital Appreciation	02	2005	6.017	5.996	0
MFS Capital Appreciation	02	2004	5.488	6.017	0
MFS Capital Appreciation	02	2003	4.318	5.488	0
MFS Capital Appreciation	02	2002	6.467	4.318	0
MFS Capital Appreciation	02	2001	8.770	6.467	0
MFS Capital Appreciation	02	2000	10.000	8.770	0

MFS Capital Appreciation	03	2005	5.991	5.965	342
MFS Capital Appreciation	03	2004	5.471	5.991	4,472
MFS Capital Appreciation	03	2003	4.309	5.471	4,477
MFS Capital Appreciation	03	2002	6.460	4.309	4,394
MFS Capital Appreciation	03	2001	8.769	6.460	6,120
MFS Capital Appreciation	03	2000	10.000	8.769	0

MFS Capital Appreciation	04	2005	5.954	5.918	4,481
MFS Capital Appreciation	04	2004	5.445	5.954	7,510
MFS Capital Appreciation	04	2003	4.294	5.445	18,053
MFS Capital Appreciation	04	2002	6.448	4.294	17,845
MFS Capital Appreciation	04	2001	8.767	6.448	18,392
MFS Capital Appreciation	04	2000	10.000	8.767	298

MFS Capital Appreciation	05	2005	5.929	5.888	9,392
MFS Capital Appreciation	05	2004	5.427	5.929	15,434
MFS Capital Appreciation	05	2003	4.285	5.427	17,357
MFS Capital Appreciation	05	2002	6.441	4.285	20,750
MFS Capital Appreciation	05	2001	8.765	6.441	23,573
MFS Capital Appreciation	05	2000	10.000	8.765	3,830

MFS Capital Appreciation	06	2005	5.891	5.841	0
MFS Capital Appreciation	06	2004	5.401	5.891	1,340
MFS Capital Appreciation	06	2003	4.271	5.401	1,342
MFS Capital Appreciation	06	2002	6.430	4.271	1,344
MFS Capital Appreciation	06	2001	8.763	6.430	1,346
MFS Capital Appreciation	06	2000	10.000	8.763	0

MFS Emerging Growth	01	2005	5.384	5.811	0
MFS Emerging Growth	01	2004	4.807	5.384	0
MFS Emerging Growth	01	2003	3.696	4.807	0
MFS Emerging Growth	01	2002	5.678	3.696	0
MFS Emerging Growth	01	2001	8.777	5.678	0
MFS Emerging Growth	01	2000	10.000	8.777	0

MFS Emerging Growth	02	2005	5.350	5.766	0
MFS Emerging Growth	02	2004	4.784	5.350	0
MFS Emerging Growth	02	2003	3.684	4.784	0
MFS Emerging Growth	02	2002	5.668	3.684	0
MFS Emerging Growth	02	2001	8.775	5.668	0
MFS Emerging Growth	02	2000	10.000	8.775	0

MFS Emerging Growth	03	2005	5.327	5.736	7,011
MFS Emerging Growth	03	2004	4.769	5.327	8,286
MFS Emerging Growth	03	2003	3.676	4.769	20,566
MFS Emerging Growth	03	2002	5.662	3.676	22,683
MFS Emerging Growth	03	2001	8.773	5.662	22,909
MFS Emerging Growth	03	2000	10.000	8.773	2,202

MFS Emerging Growth	04	2005	5.294	5.691	10,074
MFS Emerging Growth	04	2004	4.746	5.294	11,242
MFS Emerging Growth	04	2003	3.664	4.746	16,895
MFS Emerging Growth	04	2002	5.652	3.664	18,392
MFS Emerging Growth	04	2001	8.771	5.652	23,521
MFS Emerging Growth	04	2000	10.000	8.771	1,517

MFS Emerging Growth	05	2005	5.271	5.661	17,959
MFS Emerging Growth	05	2004	4.731	5.271	19,902
MFS Emerging Growth	05	2003	3.656	4.731	22,183
MFS Emerging Growth	05	2002	5.645	3.656	35,141
MFS Emerging Growth	05	2001	8.770	5.645	65,735
MFS Emerging Growth	05	2000	10.000	8.770	1,663

MFS Emerging Growth	06	2005	5.238	5.617	7,336
MFS Emerging Growth	06	2004	4.708	5.238	13,658
MFS Emerging Growth	06	2003	3.644	4.708	14,271
MFS Emerging Growth	06	2002	5.635	3.644	14,510
MFS Emerging Growth	06	2001	8.768	5.635	16,332
MFS Emerging Growth	06	2000	10.000	8.768	0

MFS Government Securities	01	2005	12.411	12.557	0
MFS Government Securities	01	2004	12.094	12.411	0
MFS Government Securities	01	2003	11.972	12.094	0
MFS Government Securities	01	2002	11.024	11.972	0
MFS Government Securities	01	2001	10.374	11.024	0
MFS Government Securities	01	2000	10.000	10.374	0

MFS Government Securities	02	2005	12.333	12.460	0
MFS Government Securities	02	2004	12.037	12.333	0
MFS Government Securities	02	2003	11.933	12.037	0
MFS Government Securities	02	2002	11.005	11.933	0
MFS Government Securities	02	2001	10.372	11.005	0
MFS Government Securities	02	2000	10.000	10.372	0

MFS Government Securities	03	2005	12.281	12.395	29,556
MFS Government Securities	03	2004	11.998	12.281	65,537
MFS Government Securities	03	2003	11.907	11.998	65,927
MFS Government Securities	03	2002	10.992	11.907	74,473
MFS Government Securities	03	2001	10.371	10.992	67,676
MFS Government Securities	03	2000	10.000	10.371	19

MFS Government Securities	04	2005	12.204	12.298	10,889
MFS Government Securities	04	2004	11.941	12.204	13,775
MFS Government Securities	04	2003	11.868	11.941	14,520
MFS Government Securities	04	2002	10.973	11.868	14,394
MFS Government Securities	04	2001	10.368	10.973	10,393
MFS Government Securities	04	2000	10.000	10.368	0

MFS Government Securities	05	2005	12.152	12.234	20,384
MFS Government Securities	05	2004	11.903	12.152	39,079
MFS Government Securities	05	2003	11.842	11.903	42,491
MFS Government Securities	05	2002	10.960	11.842	62,413
MFS Government Securities	05	2001	10.367	10.960	46,634
MFS Government Securities	05	2000	10.000	10.367	0

MFS Government Securities	06	2005	12.076	12.138	24,359
MFS Government Securities	06	2004	11.846	12.076	35,572
MFS Government Securities	06	2003	11.803	11.846	40,910
MFS Government Securities	06	2002	10.941	11.803	42,971
MFS Government Securities	06	2001	10.364	10.941	44,942
MFS Government Securities	06	2000	10.000	10.364	0

MFS High Yield	01	2005	12.933	13.071	0
MFS High Yield	01	2004	11.937	12.933	0
MFS High Yield	01	2003	9.939	11.937	0
MFS High Yield	01	2002	9.785	9.939	0
MFS High Yield	01	2001	9.724	9.785	0
MFS High Yield	01	2000	10.000	9.724	0

MFS High Yield	02	2005	12.851	12.970	0
MFS High Yield	02	2004	11.880	12.851	4,023
MFS High Yield	02	2003	9.907	11.880	4,452
MFS High Yield	02	2002	9.768	9.907	4,908
MFS High Yield	02	2001	9.722	9.768	4,908
MFS High Yield	02	2000	10.000	9.722	0

MFS High Yield	03	2005	12.797	12.902	15,189
MFS High Yield	03	2004	11.843	12.797	36,283
MFS High Yield	03	2003	9.885	11.843	40,202
MFS High Yield	03	2002	9.757	9.885	38,240
MFS High Yield	03	2001	9.721	9.757	55,186
MFS High Yield	03	2000	10.000	9.721	30

MFS High Yield	04	2005	12.717	12.801	3,034
MFS High Yield	04	2004	11.786	12.717	6,291
MFS High Yield	04	2003	9.853	11.786	8,527
MFS High Yield	04	2002	9.740	9.853	7,534
MFS High Yield	04	2001	9.719	9.740	22,056
MFS High Yield	04	2000	10.000	9.719	0

MFS High Yield	05	2005	12.663	12.735	32,834
MFS High Yield	05	2004	11.748	12.663	38,837
MFS High Yield	05	2003	9.831	11.748	43,737
MFS High Yield	05	2002	9.728	9.831	69,530
MFS High Yield	05	2001	9.717	9.728	78,953
MFS High Yield	05	2000	10.000	9.717	0

MFS High Yield	06	2005	12.583	12.635	15,359
MFS High Yield	06	2004	11.692	12.583	30,175
MFS High Yield	06	2003	9.799	11.692	30,920
MFS High Yield	06	2002	9.711	9.799	31,761
MFS High Yield	06	2001	9.715	9.711	49,592
MFS High Yield	06	2000	10.000	9.715	0

MFS Utilities	01	2005	9.694	11.246	0
MFS Utilities	01	2004	7.519	9.694	0
MFS Utilities	01	2003	5.579	7.519	0
MFS Utilities	01	2002	7.409	5.579	0
MFS Utilities	01	2001	9.898	7.409	0
MFS Utilities	01	2000	10.000	9.898	0

MFS Utilities	02	2005	9.633	11.158	0
MFS Utilities	02	2004	7.483	9.633	0
MFS Utilities	02	2003	5.561	7.483	0
MFS Utilities	02	2002	7.396	5.561	0
MFS Utilities	02	2001	9.896	7.396	0
MFS Utilities	02	2000	10.000	9.896	0

MFS Utilities	03	2005	9.593	11.100	9,815
MFS Utilities	03	2004	7.459	9.593	7,802
MFS Utilities	03	2003	5.549	7.459	8,534
MFS Utilities	03	2002	7.387	5.549	8,772
MFS Utilities	03	2001	9.894	7.387	8,877
MFS Utilities	03	2000	10.000	9.894	5

MFS Utilities	04	2005	9.532	11.014	10,366
MFS Utilities	04	2004	7.423	9.532	14,750
MFS Utilities	04	2003	5.531	7.423	21,098
MFS Utilities	04	2002	7.374	5.531	23,618
MFS Utilities	04	2001	9.892	7.374	25,982
MFS Utilities	04	2000	10.000	9.892	1,226

MFS Utilities	05	2005	9.492	10.956	12,449
MFS Utilities	05	2004	7.400	9.492	24,731
MFS Utilities	05	2003	5.519	7.400	25,601
MFS Utilities	05	2002	7.365	5.519	28,365
MFS Utilities	05	2001	9.891	7.365	38,934
MFS Utilities	05	2000	10.000	9.891	0

MFS Utilities	06	2005	9.432	10.870	10,918
MFS Utilities	06	2004	7.364	9.432	10,371
MFS Utilities	06	2003	5.501	7.364	10,851
MFS Utilities	06	2002	7.353	5.501	11,057
MFS Utilities	06	2001	9.888	7.353	11,719
MFS Utilities	06	2000	10.000	9.888	0

MFS/Sun Life Capital Appreciation Series S Class	01	2005	9.022	8.980	0
MFS/Sun Life Capital Appreciation Series S Class	01	2004	8.235	9.022	0
MFS/Sun Life Capital Appreciation Series S Class	01	2003	6.487	8.235	0
MFS/Sun Life Capital Appreciation Series S Class	01	2002	9.727	6.487	0
MFS/Sun Life Capital Appreciation Series S Class	01	2001	10.000	9.727	0

MFS/Sun Life Capital Appreciation Series S Class	02	2005	8.977	8.921	5,247
MFS/Sun Life Capital Appreciation Series S Class	02	2004	8.206	8.977	5,472
MFS/Sun Life Capital Appreciation Series S Class	02	2003	6.474	8.206	5,537
MFS/Sun Life Capital Appreciation Series S Class	02	2002	9.722	6.474	5,537
MFS/Sun Life Capital Appreciation Series S Class	02	2001	10.000	9.722	0

MFS/Sun Life Capital Appreciation Series S Class	03	2005	8.946	8.882	9,437
MFS/Sun Life Capital Appreciation Series S Class	03	2004	8.186	8.946	10,792
MFS/Sun Life Capital Appreciation Series S Class	03	2003	6.465	8.186	10,917
MFS/Sun Life Capital Appreciation Series S Class	03	2002	9.718	6.465	10,202
MFS/Sun Life Capital Appreciation Series S Class	03	2001	10.000	9.718	537

MFS/Sun Life Capital Appreciation Series S Class	04	2005	8.901	8.823	0
MFS/Sun Life Capital Appreciation Series S Class	04	2004	8.157	8.901	1,445
MFS/Sun Life Capital Appreciation Series S Class	04	2003	6.452	8.157	2,530
MFS/Sun Life Capital Appreciation Series S Class	04	2002	9.713	6.452	3,523
MFS/Sun Life Capital Appreciation Series S Class	04	2001	10.000	9.713	2,119

MFS/Sun Life Capital Appreciation Series S Class	05	2005	8.871	8.784	1,671
MFS/Sun Life Capital Appreciation Series S Class	05	2004	8.138	8.871	1,742
MFS/Sun Life Capital Appreciation Series S Class	05	2003	6.443	8.138	1,744
MFS/Sun Life Capital Appreciation Series S Class	05	2002	9.710	6.443	1,746
MFS/Sun Life Capital Appreciation Series S Class	05	2001	10.000	9.710	0

MFS/Sun Life Capital Appreciation Series S Class	06	2005	8.825	8.726	4,487
MFS/Sun Life Capital Appreciation Series S Class	06	2004	8.109	8.825	5,391
MFS/Sun Life Capital Appreciation Series S Class	06	2003	6.430	8.109	8,710
MFS/Sun Life Capital Appreciation Series S Class	06	2002	9.704	6.430	11,507
MFS/Sun Life Capital Appreciation Series S Class	06	2001	10.000	9.704	6,719

MFS/Sun Life Emerging Growth Series S Class	01	2005	9.143	9.847	0
MFS/Sun Life Emerging Growth Series S Class	01	2004	8.184	9.143	0
MFS/Sun Life Emerging Growth Series S Class	01	2003	6.310	8.184	0
MFS/Sun Life Emerging Growth Series S Class	01	2002	9.719	6.310	0
MFS/Sun Life Emerging Growth Series S Class	01	2001	10.000	9.719	0

MFS/Sun Life Emerging Growth Series S Class	02	2005	9.097	9.783	5,257
MFS/Sun Life Emerging Growth Series S Class	02	2004	8.155	9.097	5,482
MFS/Sun Life Emerging Growth Series S Class	02	2003	6.297	8.155	5,546
MFS/Sun Life Emerging Growth Series S Class	02	2002	9.714	6.297	5,546
MFS/Sun Life Emerging Growth Series S Class	02	2001	10.000	9.714	0

MFS/Sun Life Emerging Growth Series S Class	03	2005	9.066	9.739	20,636
MFS/Sun Life Emerging Growth Series S Class	03	2004	8.135	9.066	21,558
MFS/Sun Life Emerging Growth Series S Class	03	2003	6.289	8.135	23,101
MFS/Sun Life Emerging Growth Series S Class	03	2002	9.711	6.289	7,364
MFS/Sun Life Emerging Growth Series S Class	03	2001	10.000	9.711	1,421

MFS/Sun Life Emerging Growth Series S Class	04	2005	9.020	9.675	2,156
MFS/Sun Life Emerging Growth Series S Class	04	2004	8.106	9.020	3,123
MFS/Sun Life Emerging Growth Series S Class	04	2003	6.276	8.106	2,882
MFS/Sun Life Emerging Growth Series S Class	04	2002	9.706	6.276	2,253
MFS/Sun Life Emerging Growth Series S Class	04	2001	10.000	9.706	377

MFS/Sun Life Emerging Growth Series S Class	05	2005	8.989	9.633	8,536
MFS/Sun Life Emerging Growth Series S Class	05	2004	8.087	8.989	10,662
MFS/Sun Life Emerging Growth Series S Class	05	2003	6.267	8.087	8,892
MFS/Sun Life Emerging Growth Series S Class	05	2002	9.702	6.267	8,776
MFS/Sun Life Emerging Growth Series S Class	05	2001	10.000	9.702	638

MFS/Sun Life Emerging Growth Series S Class	06	2005	8.943	9.569	1,844
MFS/Sun Life Emerging Growth Series S Class	06	2004	8.058	8.943	1,883
MFS/Sun Life Emerging Growth Series S Class	06	2003	6.254	8.058	1,926
MFS/Sun Life Emerging Growth Series S Class	06	2002	9.697	6.254	6,738
MFS/Sun Life Emerging Growth Series S Class	06	2001	10.000	9.697	3,067

MFS/Sun Life Government Securities Series S Class	01	2005	11.315	11.416	0
MFS/Sun Life Government Securities Series S Class	01	2004	11.049	11.315	0
MFS/Sun Life Government Securities Series S Class	01	2003	10.967	11.049	0
MFS/Sun Life Government Securities Series S Class	01	2002	10.126	10.967	0
MFS/Sun Life Government Securities Series S Class	01	2001	10.000	10.126	0

MFS/Sun Life Government Securities Series S Class	02	2005	11.258	11.340	683
MFS/Sun Life Government Securities Series S Class	02	2004	11.010	11.258	712
MFS/Sun Life Government Securities Series S Class	02	2003	10.944	11.010	720
MFS/Sun Life Government Securities Series S Class	02	2002	10.120	10.944	0
MFS/Sun Life Government Securities Series S Class	02	2001	10.000	10.120	0

MFS/Sun Life Government Securities Series S Class	03	2005	11.220	11.291	76,977
MFS/Sun Life Government Securities Series S Class	03	2004	10.984	11.220	103,171
MFS/Sun Life Government Securities Series S Class	03	2003	10.930	10.984	118,820
MFS/Sun Life Government Securities Series S Class	03	2002	10.117	10.930	164,210
MFS/Sun Life Government Securities Series S Class	03	2001	10.000	10.117	31,091

MFS/Sun Life Government Securities Series S Class	04	2005	11.163	11.216	37,389
MFS/Sun Life Government Securities Series S Class	04	2004	10.944	11.163	39,241
MFS/Sun Life Government Securities Series S Class	04	2003	10.907	10.944	42,329
MFS/Sun Life Government Securities Series S Class	04	2002	10.111	10.907	58,846
MFS/Sun Life Government Securities Series S Class	04	2001	10.000	10.111	26,740

MFS/Sun Life Government Securities Series S Class	05	2005	11.125	11.167	56,155
MFS/Sun Life Government Securities Series S Class	05	2004	10.918	11.125	47,947
MFS/Sun Life Government Securities Series S Class	05	2003	10.892	10.918	54,722
MFS/Sun Life Government Securities Series S Class	05	2002	10.108	10.892	61,365
MFS/Sun Life Government Securities Series S Class	05	2001	10.000	10.108	13,389

MFS/Sun Life Government Securities Series S Class	06	2005	11.068	11.093	43,573
MFS/Sun Life Government Securities Series S Class	06	2004	10.879	11.068	60,227
MFS/Sun Life Government Securities Series S Class	06	2003	10.870	10.879	99,886
MFS/Sun Life Government Securities Series S Class	06	2002	10.103	10.870	128,353
MFS/Sun Life Government Securities Series S Class	06	2001	10.000	10.103	53,306

MFS/Sun Life High Yield Series S Class	01	2005	12.979	13.085	0
MFS/Sun Life High Yield Series S Class	01	2004	12.000	12.979	0
MFS/Sun Life High Yield Series S Class	01	2003	10.010	12.000	0
MFS/Sun Life High Yield Series S Class	01	2002	9.892	10.010	0
MFS/Sun Life High Yield Series S Class	01	2001	10.000	9.892	0

MFS/Sun Life High Yield Series S Class	02	2005	12.913	12.999	0
MFS/Sun Life High Yield Series S Class	02	2004	11.957	12.913	0
MFS/Sun Life High Yield Series S Class	02	2003	9.990	11.957	0
MFS/Sun Life High Yield Series S Class	02	2002	9.887	9.990	0
MFS/Sun Life High Yield Series S Class	02	2001	10.000	9.887	0

MFS/Sun Life High Yield Series S Class	03	2005	12.870	12.942	91,673
MFS/Sun Life High Yield Series S Class	03	2004	11.929	12.870	184,886
MFS/Sun Life High Yield Series S Class	03	2003	9.976	11.929	134,457
MFS/Sun Life High Yield Series S Class	03	2002	9.884	9.976	148,683
MFS/Sun Life High Yield Series S Class	03	2001	10.000	9.884	40,353

MFS/Sun Life High Yield Series S Class	04	2005	12.804	12.857	41,233
MFS/Sun Life High Yield Series S Class	04	2004	11.886	12.804	41,851
MFS/Sun Life High Yield Series S Class	04	2003	9.956	11.886	43,091
MFS/Sun Life High Yield Series S Class	04	2002	9.879	9.956	38,783
MFS/Sun Life High Yield Series S Class	04	2001	10.000	9.879	22,743

MFS/Sun Life High Yield Series S Class	05	2005	12.761	12.800	32,027
MFS/Sun Life High Yield Series S Class	05	2004	11.858	12.761	37,625
MFS/Sun Life High Yield Series S Class	05	2003	9.942	11.858	38,546
MFS/Sun Life High Yield Series S Class	05	2002	9.875	9.942	35,471
MFS/Sun Life High Yield Series S Class	05	2001	10.000	9.875	8,578

MFS/Sun Life High Yield Series S Class	06	2005	12.696	12.716	49,856
MFS/Sun Life High Yield Series S Class	06	2004	11.815	12.696	78,679
MFS/Sun Life High Yield Series S Class	06	2003	9.922	11.815	83,091
MFS/Sun Life High Yield Series S Class	06	2002	9.870	9.922	61,088
MFS/Sun Life High Yield Series S Class	06	2001	10.000	9.870	22,658

MFS/Sun Life Massachusetts Investors Growth Series	01	2005	6.266	6.468	0
MFS/Sun Life Massachusetts Investors Growth Series	01	2004	5.780	6.266	0
MFS/Sun Life Massachusetts Investors Growth Series	01	2003	4.737	5.780	0
MFS/Sun Life Massachusetts Investors Growth Series	01	2002	6.657	4.737	0
MFS/Sun Life Massachusetts Investors Growth Series	01	2001	8.963	6.657	0
MFS/Sun Life Massachusetts Investors Growth Series	01	2000	10.000	8.963	0

MFS/Sun Life Massachusetts Investors Growth Series	02	2005	6.226	6.418	0
MFS/Sun Life Massachusetts Investors Growth Series	02	2004	5.753	6.226	47,724
MFS/Sun Life Massachusetts Investors Growth Series	02	2003	4.721	5.753	48,049
MFS/Sun Life Massachusetts Investors Growth Series	02	2002	6.646	4.721	47,233
MFS/Sun Life Massachusetts Investors Growth Series	02	2001	8.961	6.646	44,872
MFS/Sun Life Massachusetts Investors Growth Series	02	2000	10.000	8.961	0

MFS/Sun Life Massachusetts Investors Growth Series	03	2005	6.200	6.384	42,105
MFS/Sun Life Massachusetts Investors Growth Series	03	2004	5.734	6.200	58,924
MFS/Sun Life Massachusetts Investors Growth Series	03	2003	4.711	5.734	82,258
MFS/Sun Life Massachusetts Investors Growth Series	03	2002	6.638	4.711	70,484
MFS/Sun Life Massachusetts Investors Growth Series	03	2001	8.960	6.638	71,419
MFS/Sun Life Massachusetts Investors Growth Series	03	2000	10.000	8.960	2,859

MFS/Sun Life Massachusetts Investors Growth Series	04	2005	6.161	6.334	26,800
MFS/Sun Life Massachusetts Investors Growth Series	04	2004	5.707	6.161	51,319
MFS/Sun Life Massachusetts Investors Growth Series	04	2003	4.695	5.707	62,024
MFS/Sun Life Massachusetts Investors Growth Series	04	2002	6.626	4.695	66,483
MFS/Sun Life Massachusetts Investors Growth Series	04	2001	8.958	6.626	68,513
MFS/Sun Life Massachusetts Investors Growth Series	04	2000	10.000	8.958	292

MFS/Sun Life Massachusetts Investors Growth Series	05	2005	6.135	6.301	102,448
MFS/Sun Life Massachusetts Investors Growth Series	05	2004	5.688	6.135	169,967
MFS/Sun Life Massachusetts Investors Growth Series	05	2003	4.685	5.688	190,557
MFS/Sun Life Massachusetts Investors Growth Series	05	2002	6.618	4.685	212,754
MFS/Sun Life Massachusetts Investors Growth Series	05	2001	8.956	6.618	264,168
MFS/Sun Life Massachusetts Investors Growth Series	05	2000	10.000	8.956	4,219

MFS/Sun Life Massachusetts Investors Growth Series	06	2005	6.096	6.252	21,311
MFS/Sun Life Massachusetts Investors Growth Series	06	2004	5.661	6.096	33,369
MFS/Sun Life Massachusetts Investors Growth Series	06	2003	4.670	5.661	33,440
MFS/Sun Life Massachusetts Investors Growth Series	06	2002	6.607	4.670	32,427
MFS/Sun Life Massachusetts Investors Growth Series	06	2001	8.955	6.607	40,409
MFS/Sun Life Massachusetts Investors Growth Series	06	2000	10.000	8.955	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	9.137	9.412	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	8.448	9.137	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	6.953	8.448	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	9.781	6.953	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2001	10.000	9.781	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	9.090	9.350	5,061
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	8.418	9.090	5,277
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	6.939	8.418	5,340
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	9.776	6.939	5,340
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2001	10.000	9.776	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	9.059	9.309	38,145
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	8.398	9.059	52,763
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	6.930	8.398	57,945
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	9.772	6.930	59,714
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2001	10.000	9.772	21,606

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	9.013	9.247	66,623
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	8.368	9.013	67,473
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	6.915	8.368	62,805
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	9.767	6.915	56,608
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2001	10.000	9.767	26,314

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	8.983	9.207	29,665
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	8.348	8.983	40,021
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	6.906	8.348	42,291
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	9.764	6.906	42,090
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2001	10.000	9.764	15,609

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	8.937	9.146	23,217
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	8.318	8.937	29,350
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	6.892	8.318	55,484
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	9.758	6.892	59,271
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2001	10.000	9.758	13,417

MFS/Sun Life Massachusetts Investors Trust Series	01	2005	8.494	9.048	0
MFS/Sun Life Massachusetts Investors Trust Series	01	2004	7.669	8.494	0
MFS/Sun Life Massachusetts Investors Trust Series	01	2003	6.313	7.669	0
MFS/Sun Life Massachusetts Investors Trust Series	01	2002	8.104	6.313	0
MFS/Sun Life Massachusetts Investors Trust Series	01	2001	9.724	8.104	0
MFS/Sun Life Massachusetts Investors Trust Series	01	2000	10.000	9.724	0

MFS/Sun Life Massachusetts Investors Trust Series	02	2005	8.441	8.978	0
MFS/Sun Life Massachusetts Investors Trust Series	02	2004	7.633	8.441	0
MFS/Sun Life Massachusetts Investors Trust Series	02	2003	6.293	7.633	0
MFS/Sun Life Massachusetts Investors Trust Series	02	2002	8.089	6.293	0
MFS/Sun Life Massachusetts Investors Trust Series	02	2001	9.722	8.089	0
MFS/Sun Life Massachusetts Investors Trust Series	02	2000	10.000	9.722	0

MFS/Sun Life Massachusetts Investors Trust Series	03	2005	8.405	8.931	25,704
MFS/Sun Life Massachusetts Investors Trust Series	03	2004	7.608	8.405	42,932
MFS/Sun Life Massachusetts Investors Trust Series	03	2003	6.279	7.608	54,002
MFS/Sun Life Massachusetts Investors Trust Series	03	2002	8.080	6.279	52,153
MFS/Sun Life Massachusetts Investors Trust Series	03	2001	9.720	8.080	52,609
MFS/Sun Life Massachusetts Investors Trust Series	03	2000	10.000	9.720	2,638

MFS/Sun Life Massachusetts Investors Trust Series	04	2005	8.352	8.861	8,348
MFS/Sun Life Massachusetts Investors Trust Series	04	2004	7.572	8.352	16,209
MFS/Sun Life Massachusetts Investors Trust Series	04	2003	6.258	7.572	21,372
MFS/Sun Life Massachusetts Investors Trust Series	04	2002	8.066	6.258	26,560
MFS/Sun Life Massachusetts Investors Trust Series	04	2001	9.718	8.066	40,815
MFS/Sun Life Massachusetts Investors Trust Series	04	2000	10.000	9.718	1,239

MFS/Sun Life Massachusetts Investors Trust Series	05	2005	8.317	8.815	53,550
MFS/Sun Life Massachusetts Investors Trust Series	05	2004	7.548	8.317	71,318
MFS/Sun Life Massachusetts Investors Trust Series	05	2003	6.245	7.548	72,371
MFS/Sun Life Massachusetts Investors Trust Series	05	2002	8.056	6.245	90,418
MFS/Sun Life Massachusetts Investors Trust Series	05	2001	9.717	8.056	111,188
MFS/Sun Life Massachusetts Investors Trust Series	05	2000	10.000	9.717	0

MFS/Sun Life Massachusetts Investors Trust Series	06	2005	8.264	8.746	22,958
MFS/Sun Life Massachusetts Investors Trust Series	06	2004	7.512	8.264	34,301
MFS/Sun Life Massachusetts Investors Trust Series	06	2003	6.224	7.512	33,430
MFS/Sun Life Massachusetts Investors Trust Series	06	2002	8.042	6.224	35,175
MFS/Sun Life Massachusetts Investors Trust Series	06	2001	9.715	8.042	37,068
MFS/Sun Life Massachusetts Investors Trust Series	06	2000	10.000	9.715	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2005	10.067	10.695	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2004	9.110	10.067	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2003	7.522	9.110	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2002	9.676	7.522	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2001	10.000	9.676	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2005	10.016	10.625	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2004	9.077	10.016	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2003	7.507	9.077	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2002	9.671	7.507	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2001	10.000	9.671	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2005	9.982	10.578	35,337
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2004	9.056	9.982	40,424
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2003	7.497	9.056	41,365
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2002	9.668	7.497	47,271
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2001	10.000	9.668	16,618

MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2005	9.931	10.508	17,278
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2004	9.023	9.931	16,808
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2003	7.481	9.023	17,330
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2002	9.662	7.481	18,288
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2001	10.000	9.662	11,546

MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2005	9.897	10.462	11,449
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2004	9.002	9.897	11,674
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2003	7.471	9.002	13,995
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2002	9.659	7.471	14,313
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2001	10.000	9.659	5,997

MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2005	9.847	10.393	18,776
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2004	8.970	9.847	28,455
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2003	7.456	8.970	30,921
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2002	9.654	7.456	34,084
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2001	10.000	9.654	15,711

MFS/Sun Life New Discovery Series S Class	01	2005	9.581	9.945	0
MFS/Sun Life New Discovery Series S Class	01	2004	9.035	9.581	0
MFS/Sun Life New Discovery Series S Class	01	2003	6.767	9.035	0
MFS/Sun Life New Discovery Series S Class	01	2002	10.314	6.767	0
MFS/Sun Life New Discovery Series S Class	01	2001	10.000	10.314	0

MFS/Sun Life New Discovery Series S Class	02	2005	9.532	9.880	19,906
MFS/Sun Life New Discovery Series S Class	02	2004	9.003	9.532	24,044
MFS/Sun Life New Discovery Series S Class	02	2003	6.753	9.003	27,836
MFS/Sun Life New Discovery Series S Class	02	2002	10.308	6.753	20,635
MFS/Sun Life New Discovery Series S Class	02	2001	10.000	10.308	0

MFS/Sun Life New Discovery Series S Class	03	2005	9.500	9.836	199,362
MFS/Sun Life New Discovery Series S Class	03	2004	8.982	9.500	198,684
MFS/Sun Life New Discovery Series S Class	03	2003	6.744	8.982	196,001
MFS/Sun Life New Discovery Series S Class	03	2002	10.305	6.744	109,887
MFS/Sun Life New Discovery Series S Class	03	2001	10.000	10.305	3,254

MFS/Sun Life New Discovery Series S Class	04	2005	9.451	9.771	111,000
MFS/Sun Life New Discovery Series S Class	04	2004	8.950	9.451	121,516
MFS/Sun Life New Discovery Series S Class	04	2003	6.730	8.950	118,403
MFS/Sun Life New Discovery Series S Class	04	2002	10.299	6.730	102,316
MFS/Sun Life New Discovery Series S Class	04	2001	10.000	10.299	14,844

MFS/Sun Life New Discovery Series S Class	05	2005	9.419	9.728	69,920
MFS/Sun Life New Discovery Series S Class	05	2004	8.929	9.419	89,010
MFS/Sun Life New Discovery Series S Class	05	2003	6.721	8.929	79,499
MFS/Sun Life New Discovery Series S Class	05	2002	10.295	6.721	69,783
MFS/Sun Life New Discovery Series S Class	05	2001	10.000	10.295	12,297

MFS/Sun Life New Discovery Series S Class	06	2005	9.371	9.664	144,731
MFS/Sun Life New Discovery Series S Class	06	2004	8.897	9.371	174,213
MFS/Sun Life New Discovery Series S Class	06	2003	6.707	8.897	168,825
MFS/Sun Life New Discovery Series S Class	06	2002	10.290	6.707	144,026
MFS/Sun Life New Discovery Series S Class	06	2001	10.000	10.290	18,952

MFS/Sun Life Series Trust New Discovery Series	01	2005	8.057	8.383	0
MFS/Sun Life Series Trust New Discovery Series	01	2004	7.579	8.057	0
MFS/Sun Life Series Trust New Discovery Series	01	2003	5.664	7.579	0
MFS/Sun Life Series Trust New Discovery Series	01	2002	8.608	5.664	0
MFS/Sun Life Series Trust New Discovery Series	01	2001	9.173	8.608	0
MFS/Sun Life Series Trust New Discovery Series	01	2000	10.000	9.173	0

MFS/Sun Life Series Trust New Discovery Series	02	2005	8.006	8.318	0
MFS/Sun Life Series Trust New Discovery Series	02	2004	7.543	8.006	26,946
MFS/Sun Life Series Trust New Discovery Series	02	2003	5.646	7.543	27,169
MFS/Sun Life Series Trust New Discovery Series	02	2002	8.593	5.646	29,664
MFS/Sun Life Series Trust New Discovery Series	02	2001	9.171	8.593	26,818
MFS/Sun Life Series Trust New Discovery Series	02	2000	10.000	9.171	0

MFS/Sun Life Series Trust New Discovery Series	03	2005	7.972	8.274	23,009
MFS/Sun Life Series Trust New Discovery Series	03	2004	7.519	7.972	39,349
MFS/Sun Life Series Trust New Discovery Series	03	2003	5.634	7.519	48,148
MFS/Sun Life Series Trust New Discovery Series	03	2002	8.582	5.634	45,996
MFS/Sun Life Series Trust New Discovery Series	03	2001	9.169	8.582	30,528
MFS/Sun Life Series Trust New Discovery Series	03	2000	10.000	9.169	17

MFS/Sun Life Series Trust New Discovery Series	04	2005	7.922	8.210	30,895
MFS/Sun Life Series Trust New Discovery Series	04	2004	7.483	7.922	40,595
MFS/Sun Life Series Trust New Discovery Series	04	2003	5.615	7.483	43,626
MFS/Sun Life Series Trust New Discovery Series	04	2002	8.567	5.615	51,333
MFS/Sun Life Series Trust New Discovery Series	04	2001	9.167	8.567	29,730
MFS/Sun Life Series Trust New Discovery Series	04	2000	10.000	9.167	387

MFS/Sun Life Series Trust New Discovery Series	05	2005	7.889	8.167	95,907
MFS/Sun Life Series Trust New Discovery Series	05	2004	7.459	7.889	149,380
MFS/Sun Life Series Trust New Discovery Series	05	2003	5.603	7.459	137,847
MFS/Sun Life Series Trust New Discovery Series	05	2002	8.557	5.603	145,763
MFS/Sun Life Series Trust New Discovery Series	05	2001	9.166	8.557	92,333
MFS/Sun Life Series Trust New Discovery Series	05	2000	10.000	9.166	2,903

MFS/Sun Life Series Trust New Discovery Series	06	2005	7.839	8.103	28,461
MFS/Sun Life Series Trust New Discovery Series	06	2004	7.423	7.839	40,227
MFS/Sun Life Series Trust New Discovery Series	06	2003	5.584	7.423	39,006
MFS/Sun Life Series Trust New Discovery Series	06	2002	8.542	5.584	35,297
MFS/Sun Life Series Trust New Discovery Series	06	2001	9.164	8.542	9,133
MFS/Sun Life Series Trust New Discovery Series	06	2000	10.000	9.164	0

MFS/Sun Life Series Trust Total Return Series	01	2005	12.295	12.527	0
MFS/Sun Life Series Trust Total Return Series	01	2004	11.153	12.295	0
MFS/Sun Life Series Trust Total Return Series	01	2003	9.626	11.153	0
MFS/Sun Life Series Trust Total Return Series	01	2002	10.323	9.626	0
MFS/Sun Life Series Trust Total Return Series	01	2001	10.385	10.323	0
MFS/Sun Life Series Trust Total Return Series	01	2000	10.000	10.385	0

MFS/Sun Life Series Trust Total Return Series	02	2005	12.217	12.430	0
MFS/Sun Life Series Trust Total Return Series	02	2004	11.099	12.217	0
MFS/Sun Life Series Trust Total Return Series	02	2003	9.594	11.099	0
MFS/Sun Life Series Trust Total Return Series	02	2002	10.305	9.594	0
MFS/Sun Life Series Trust Total Return Series	02	2001	10.383	10.305	0
MFS/Sun Life Series Trust Total Return Series	02	2000	10.000	10.383	0

MFS/Sun Life Series Trust Total Return Series	03	2005	12.166	12.365	36,452
MFS/Sun Life Series Trust Total Return Series	03	2004	11.064	12.166	42,148
MFS/Sun Life Series Trust Total Return Series	03	2003	9.573	11.064	49,161
MFS/Sun Life Series Trust Total Return Series	03	2002	10.293	9.573	57,891
MFS/Sun Life Series Trust Total Return Series	03	2001	10.381	10.293	54,791
MFS/Sun Life Series Trust Total Return Series	03	2000	10.000	10.381	1,238

MFS/Sun Life Series Trust Total Return Series	04	2005	12.089	12.269	16,102
MFS/Sun Life Series Trust Total Return Series	04	2004	11.011	12.089	28,615
MFS/Sun Life Series Trust Total Return Series	04	2003	9.542	11.011	27,732
MFS/Sun Life Series Trust Total Return Series	04	2002	10.275	9.542	22,075
MFS/Sun Life Series Trust Total Return Series	04	2001	10.379	10.275	20,972
MFS/Sun Life Series Trust Total Return Series	04	2000	10.000	10.379	1,162

MFS/Sun Life Series Trust Total Return Series	05	2005	12.039	12.205	41,060
MFS/Sun Life Series Trust Total Return Series	05	2004	10.976	12.039	52,357
MFS/Sun Life Series Trust Total Return Series	05	2003	9.521	10.976	60,296
MFS/Sun Life Series Trust Total Return Series	05	2002	10.263	9.521	81,201
MFS/Sun Life Series Trust Total Return Series	05	2001	10.377	10.263	95,477
MFS/Sun Life Series Trust Total Return Series	05	2000	10.000	10.377	1,327

MFS/Sun Life Series Trust Total Return Series	06	2005	11.963	12.109	40,191
MFS/Sun Life Series Trust Total Return Series	06	2004	10.923	11.963	60,186
MFS/Sun Life Series Trust Total Return Series	06	2003	9.490	10.923	61,580
MFS/Sun Life Series Trust Total Return Series	06	2002	10.245	9.490	63,282
MFS/Sun Life Series Trust Total Return Series	06	2001	10.375	10.245	77,319
MFS/Sun Life Series Trust Total Return Series	06	2000	10.000	10.375	0

MFS/Sun Life Total Return Series S Class	01	2005	11.790	11.989	0
MFS/Sun Life Total Return Series S Class	01	2004	10.726	11.790	0
MFS/Sun Life Total Return Series S Class	01	2003	9.283	10.726	0
MFS/Sun Life Total Return Series S Class	01	2002	9.973	9.283	0
MFS/Sun Life Total Return Series S Class	01	2001	10.000	9.973	0

MFS/Sun Life Total Return Series S Class	02	2005	11.730	11.910	0
MFS/Sun Life Total Return Series S Class	02	2004	10.688	11.730	0
MFS/Sun Life Total Return Series S Class	02	2003	9.264	10.688	0
MFS/Sun Life Total Return Series S Class	02	2002	9.968	9.264	0
MFS/Sun Life Total Return Series S Class	02	2001	10.000	9.968	0

MFS/Sun Life Total Return Series S Class	03	2005	11.691	11.857	127,072
MFS/Sun Life Total Return Series S Class	03	2004	10.663	11.691	143,739
MFS/Sun Life Total Return Series S Class	03	2003	9.251	10.663	160,248
MFS/Sun Life Total Return Series S Class	03	2002	9.964	9.251	165,981
MFS/Sun Life Total Return Series S Class	03	2001	10.000	9.964	43,292

MFS/Sun Life Total Return Series S Class	04	2005	11.631	11.779	74,514
MFS/Sun Life Total Return Series S Class	04	2004	10.625	11.631	75,111
MFS/Sun Life Total Return Series S Class	04	2003	9.233	10.625	76,869
MFS/Sun Life Total Return Series S Class	04	2002	9.959	9.233	63,730
MFS/Sun Life Total Return Series S Class	04	2001	10.000	9.959	23,131

MFS/Sun Life Total Return Series S Class	05	2005	11.592	11.727	61,819
MFS/Sun Life Total Return Series S Class	05	2004	10.599	11.592	71,950
MFS/Sun Life Total Return Series S Class	05	2003	9.220	10.599	70,874
MFS/Sun Life Total Return Series S Class	05	2002	9.956	9.220	67,112
MFS/Sun Life Total Return Series S Class	05	2001	10.000	9.956	18,523

MFS/Sun Life Total Return Series S Class	06	2005	11.533	11.650	118,990
MFS/Sun Life Total Return Series S Class	06	2004	10.562	11.533	124,367
MFS/Sun Life Total Return Series S Class	06	2003	9.201	10.562	158,762
MFS/Sun Life Total Return Series S Class	06	2002	9.950	9.201	125,225
MFS/Sun Life Total Return Series S Class	06	2001	10.000	9.950	45,262

MFS/Sun Life Utilities Series S Class	01	2005	11.594	13.413	0
MFS/Sun Life Utilities Series S Class	01	2004	9.017	11.594	0
MFS/Sun Life Utilities Series S Class	01	2003	6.702	9.017	0
MFS/Sun Life Utilities Series S Class	01	2002	8.935	6.702	0
MFS/Sun Life Utilities Series S Class	01	2001	10.000	8.935	0

MFS/Sun Life Utilities Series S Class	02	2005	11.535	13.325	5,633
MFS/Sun Life Utilities Series S Class	02	2004	8.985	11.535	5,874
MFS/Sun Life Utilities Series S Class	02	2003	6.689	8.985	5,943
MFS/Sun Life Utilities Series S Class	02	2002	8.930	6.689	5,943
MFS/Sun Life Utilities Series S Class	02	2001	10.000	8.930	0

MFS/Sun Life Utilities Series S Class	03	2005	11.496	13.266	26,919
MFS/Sun Life Utilities Series S Class	03	2004	8.963	11.496	28,108
MFS/Sun Life Utilities Series S Class	03	2003	6.679	8.963	43,933
MFS/Sun Life Utilities Series S Class	03	2002	8.927	6.679	31,033
MFS/Sun Life Utilities Series S Class	03	2001	10.000	8.927	20,606

MFS/Sun Life Utilities Series S Class	04	2005	11.438	13.179	15,373
MFS/Sun Life Utilities Series S Class	04	2004	8.931	11.438	7,502
MFS/Sun Life Utilities Series S Class	04	2003	6.666	8.931	7,729
MFS/Sun Life Utilities Series S Class	04	2002	8.922	6.666	8,038
MFS/Sun Life Utilities Series S Class	04	2001	10.000	8.922	6,304

MFS/Sun Life Utilities Series S Class	05	2005	11.399	13.121	3,938
MFS/Sun Life Utilities Series S Class	05	2004	8.910	11.399	4,269
MFS/Sun Life Utilities Series S Class	05	2003	6.657	8.910	6,647
MFS/Sun Life Utilities Series S Class	05	2002	8.919	6.657	7,650
MFS/Sun Life Utilities Series S Class	05	2001	10.000	8.919	7,609

MFS/Sun Life Utilities Series S Class	06	2005	11.341	13.034	24,939
MFS/Sun Life Utilities Series S Class	06	2004	8.878	11.341	24,255
MFS/Sun Life Utilities Series S Class	06	2003	6.643	8.878	17,173
MFS/Sun Life Utilities Series S Class	06	2002	8.914	6.643	16,615
MFS/Sun Life Utilities Series S Class	06	2001	10.000	8.914	9,531

PIMCO Emerging Markets Bond Portfolio	01	2005	16.807	18.415	0
PIMCO Emerging Markets Bond Portfolio	01	2004	15.157	16.807	0
PIMCO Emerging Markets Bond Portfolio	01	2003	11.638	15.157	0
PIMCO Emerging Markets Bond Portfolio	01	2002	10.000	11.638	0

PIMCO Emerging Markets Bond Portfolio	02	2005	16.750	18.325	7,134
PIMCO Emerging Markets Bond Portfolio	02	2004	15.128	16.750	7,037
PIMCO Emerging Markets Bond Portfolio	02	2003	11.633	15.128	13,261
PIMCO Emerging Markets Bond Portfolio	02	2002	10.000	11.633	23,088

PIMCO Emerging Markets Bond Portfolio	03	2005	16.711	18.264	134,946
PIMCO Emerging Markets Bond Portfolio	03	2004	15.109	16.711	130,414
PIMCO Emerging Markets Bond Portfolio	03	2003	11.630	15.109	133,966
PIMCO Emerging Markets Bond Portfolio	03	2002	10.000	11.630	129,318

PIMCO Emerging Markets Bond Portfolio	04	2005	16.654	18.174	45,861
PIMCO Emerging Markets Bond Portfolio	04	2004	15.080	16.654	49,722
PIMCO Emerging Markets Bond Portfolio	04	2003	11.626	15.080	44,921
PIMCO Emerging Markets Bond Portfolio	04	2002	10.000	11.626	48,928

PIMCO Emerging Markets Bond Portfolio	05	2005	16.616	18.114	47,704
PIMCO Emerging Markets Bond Portfolio	05	2004	15.061	16.616	51,725
PIMCO Emerging Markets Bond Portfolio	05	2003	11.623	15.061	49,370
PIMCO Emerging Markets Bond Portfolio	05	2002	10.000	11.623	52,899

PIMCO Emerging Markets Bond Portfolio	06	2005	16.559	18.025	70,611
PIMCO Emerging Markets Bond Portfolio	06	2004	15.033	16.559	73,429
PIMCO Emerging Markets Bond Portfolio	06	2003	11.618	15.033	70,436
PIMCO Emerging Markets Bond Portfolio	06	2002	10.000	11.618	83,251

PIMCO High Yield Portfolio	01	2005	14.281	14.707	0
PIMCO High Yield Portfolio	01	2004	13.180	14.281	0
PIMCO High Yield Portfolio	01	2003	10.843	13.180	0
PIMCO High Yield Portfolio	01	2002	10.000	10.843	0

PIMCO High Yield Portfolio	02	2005	14.232	14.635	17,127
PIMCO High Yield Portfolio	02	2004	13.155	14.232	18,776
PIMCO High Yield Portfolio	02	2003	10.838	13.155	26,502
PIMCO High Yield Portfolio	02	2002	10.000	10.838	22,506

PIMCO High Yield Portfolio	03	2005	14.200	14.587	191,869
PIMCO High Yield Portfolio	03	2004	13.138	14.200	177,403
PIMCO High Yield Portfolio	03	2003	10.836	13.138	178,934
PIMCO High Yield Portfolio	03	2002	10.000	10.836	116,572

PIMCO High Yield Portfolio	04	2005	14.151	14.515	66,981
PIMCO High Yield Portfolio	04	2004	13.113	14.151	69,964
PIMCO High Yield Portfolio	04	2003	10.832	13.113	63,854
PIMCO High Yield Portfolio	04	2002	10.000	10.832	45,244

PIMCO High Yield Portfolio	05	2005	14.119	14.467	74,993
PIMCO High Yield Portfolio	05	2004	13.097	14.119	83,300
PIMCO High Yield Portfolio	05	2003	10.829	13.097	78,396
PIMCO High Yield Portfolio	05	2002	10.000	10.829	54,076

PIMCO High Yield Portfolio	06	2005	14.071	14.395	112,825
PIMCO High Yield Portfolio	06	2004	13.072	14.071	120,717
PIMCO High Yield Portfolio	06	2003	10.825	13.072	103,692
PIMCO High Yield Portfolio	06	2002	10.000	10.825	78,498

PIMCO Real Return Portfolio	01	2005	11.701	11.816	0
PIMCO Real Return Portfolio	01	2004	10.863	11.701	0
PIMCO Real Return Portfolio	01	2003	10.090	10.863	0
PIMCO Real Return Portfolio	01	2002	10.000	10.090	0

PIMCO Real Return Portfolio	02	2005	11.661	11.758	0
PIMCO Real Return Portfolio	02	2004	10.842	11.661	4,240
PIMCO Real Return Portfolio	02	2003	10.086	10.842	4,692
PIMCO Real Return Portfolio	02	2002	10.000	10.086	0

PIMCO Real Return Portfolio	03	2005	11.635	11.719	28,170
PIMCO Real Return Portfolio	03	2004	10.829	11.635	26,867
PIMCO Real Return Portfolio	03	2003	10.084	10.829	24,167
PIMCO Real Return Portfolio	03	2002	10.000	10.084	11,083

PIMCO Real Return Portfolio	04	2005	11.595	11.661	7,709
PIMCO Real Return Portfolio	04	2004	10.808	11.595	8,416
PIMCO Real Return Portfolio	04	2003	10.080	10.808	11,598
PIMCO Real Return Portfolio	04	2002	10.000	10.080	6,884

PIMCO Real Return Portfolio	05	2005	11.568	11.623	14,453
PIMCO Real Return Portfolio	05	2004	10.794	11.568	18,308
PIMCO Real Return Portfolio	05	2003	10.077	10.794	17,452
PIMCO Real Return Portfolio	05	2002	10.000	10.077	7,155

PIMCO Real Return Portfolio	06	2005	11.529	11.565	14,725
PIMCO Real Return Portfolio	06	2004	10.774	11.529	14,963
PIMCO Real Return Portfolio	06	2003	10.074	10.774	4,021
PIMCO Real Return Portfolio	06	2002	10.000	10.074	0

PIMCO Total Return Portfolio	01	2005	11.018	11.164	0
PIMCO Total Return Portfolio	01	2004	10.621	11.018	0
PIMCO Total Return Portfolio	01	2003	10.224	10.621	0
PIMCO Total Return Portfolio	01	2002	10.000	10.224	0

PIMCO Total Return Portfolio	02	2005	10.980	11.109	11,794
PIMCO Total Return Portfolio	02	2004	10.601	10.980	10,672
PIMCO Total Return Portfolio	02	2003	10.220	10.601	36,941
PIMCO Total Return Portfolio	02	2002	10.000	10.220	41,810

PIMCO Total Return Portfolio	03	2005	10.955	11.073	385,515
PIMCO Total Return Portfolio	03	2004	10.588	10.955	342,324
PIMCO Total Return Portfolio	03	2003	10.217	10.588	335,376
PIMCO Total Return Portfolio	03	2002	10.000	10.217	276,077

PIMCO Total Return Portfolio	04	2005	10.918	11.018	126,901
PIMCO Total Return Portfolio	04	2004	10.567	10.918	134,591
PIMCO Total Return Portfolio	04	2003	10.213	10.567	122,286
PIMCO Total Return Portfolio	04	2002	10.000	10.213	71,594

PIMCO Total Return Portfolio	05	2005	10.893	10.982	105,404
PIMCO Total Return Portfolio	05	2004	10.554	10.893	112,238
PIMCO Total Return Portfolio	05	2003	10.211	10.554	103,837
PIMCO Total Return Portfolio	05	2002	10.000	10.211	67,999

PIMCO Total Return Portfolio	06	2005	10.855	10.927	158,749
PIMCO Total Return Portfolio	06	2004	10.534	10.855	151,317
PIMCO Total Return Portfolio	06	2003	10.207	10.534	180,465
PIMCO Total Return Portfolio	06	2002	10.000	10.207	147,174

Rydex VT Nova Fund	01	2005	8.210	8.442	0
Rydex VT Nova Fund	01	2004	7.243	8.210	0
Rydex VT Nova Fund	01	2003	5.261	7.243	0
Rydex VT Nova Fund	01	2002	8.277	5.261	0
Rydex VT Nova Fund	01	2001	10.000	8.277	0

Rydex VT Nova Fund	02	2005	8.165	8.383	0
Rydex VT Nova Fund	02	2004	7.214	8.165	0
Rydex VT Nova Fund	02	2003	5.248	7.214	0
Rydex VT Nova Fund	02	2002	8.269	5.248	0
Rydex VT Nova Fund	02	2001	10.000	8.269	0

Rydex VT Nova Fund	03	2005	8.134	8.343	2,341
Rydex VT Nova Fund	03	2004	7.194	8.134	1,059
Rydex VT Nova Fund	03	2003	5.239	7.194	1,782
Rydex VT Nova Fund	03	2002	8.263	5.239	2,154
Rydex VT Nova Fund	03	2001	10.000	8.263	396

Rydex VT Nova Fund	04	2005	8.089	8.284	6,305
Rydex VT Nova Fund	04	2004	7.165	8.089	6,496
Rydex VT Nova Fund	04	2003	5.226	7.165	6,510
Rydex VT Nova Fund	04	2002	8.254	5.226	6,639
Rydex VT Nova Fund	04	2001	10.000	8.254	0

Rydex VT Nova Fund	05	2005	8.059	8.245	0
Rydex VT Nova Fund	05	2004	7.145	8.059	0
Rydex VT Nova Fund	05	2003	5.217	7.145	0
Rydex VT Nova Fund	05	2002	8.249	5.217	0
Rydex VT Nova Fund	05	2001	10.000	8.249	0

Rydex VT Nova Fund	06	2005	8.014	8.186	5,405
Rydex VT Nova Fund	06	2004	7.116	8.014	5,640
Rydex VT Nova Fund	06	2003	5.204	7.116	5,419
Rydex VT Nova Fund	06	2002	8.240	5.204	2,132
Rydex VT Nova Fund	06	2001	10.000	8.240	314

Rydex VT OTC Fund	01	2005	7.481	7.481	0
Rydex VT OTC Fund	01	2004	6.918	7.481	0
Rydex VT OTC Fund	01	2003	4.810	6.918	0
Rydex VT OTC Fund	01	2002	7.954	4.810	0
Rydex VT OTC Fund	01	2001	10.000	7.954	0

Rydex VT OTC Fund	02	2005	7.439	7.428	0
Rydex VT OTC Fund	02	2004	6.890	7.439	0
Rydex VT OTC Fund	02	2003	4.798	6.890	0
Rydex VT OTC Fund	02	2002	7.946	4.798	0
Rydex VT OTC Fund	02	2001	10.000	7.946	0

Rydex VT OTC Fund	03	2005	7.411	7.393	1,422
Rydex VT OTC Fund	03	2004	6.871	7.411	605
Rydex VT OTC Fund	03	2003	4.790	6.871	1,952
Rydex VT OTC Fund	03	2002	7.940	4.790	0
Rydex VT OTC Fund	03	2001	10.000	7.940	107

Rydex VT OTC Fund	04	2005	7.370	7.341	4,687
Rydex VT OTC Fund	04	2004	6.843	7.370	5,355
Rydex VT OTC Fund	04	2003	4.777	6.843	5,527
Rydex VT OTC Fund	04	2002	7.932	4.777	4,074
Rydex VT OTC Fund	04	2001	10.000	7.932	712

Rydex VT OTC Fund	05	2005	7.343	7.306	1,619
Rydex VT OTC Fund	05	2004	6.825	7.343	1,776
Rydex VT OTC Fund	05	2003	4.769	6.825	15,800
Rydex VT OTC Fund	05	2002	7.927	4.769	2,363
Rydex VT OTC Fund	05	2001	10.000	7.927	79

Rydex VT OTC Fund	06	2005	7.302	7.254	2,792
Rydex VT OTC Fund	06	2004	6.797	7.302	10,783
Rydex VT OTC Fund	06	2003	4.757	6.797	3,190
Rydex VT OTC Fund	06	2002	7.919	4.757	6,419
Rydex VT OTC Fund	06	2001	10.000	7.919	68

Sun Cap Value Small Cap Portfolio	01	2005	15.200	15.684	0
Sun Cap Value Small Cap Portfolio	01	2004	12.978	15.200	0
Sun Cap Value Small Cap Portfolio	01	2003	9.265	12.978	0
Sun Cap Value Small Cap Portfolio	01	2002	11.802	9.265	0
Sun Cap Value Small Cap Portfolio	01	2001	10.957	11.802	0
Sun Cap Value Small Cap Portfolio	01	2000	10.000	10.957	0

Sun Cap Value Small Cap Portfolio	02	2005	15.104	15.562	19,778
Sun Cap Value Small Cap Portfolio	02	2004	12.916	15.104	19,254
Sun Cap Value Small Cap Portfolio	02	2003	9.235	12.916	23,762
Sun Cap Value Small Cap Portfolio	02	2002	11.782	9.235	29,843
Sun Cap Value Small Cap Portfolio	02	2001	10.955	11.782	0
Sun Cap Value Small Cap Portfolio	02	2000	10.000	10.955	0

Sun Cap Value Small Cap Portfolio	03	2005	15.041	15.481	152,909
Sun Cap Value Small Cap Portfolio	03	2004	12.874	15.041	174,559
Sun Cap Value Small Cap Portfolio	03	2003	9.215	12.874	180,083
Sun Cap Value Small Cap Portfolio	03	2002	11.768	9.215	165,409
Sun Cap Value Small Cap Portfolio	03	2001	10.953	11.768	14,474
Sun Cap Value Small Cap Portfolio	03	2000	10.000	10.953	14

Sun Cap Value Small Cap Portfolio	04	2005	14.946	15.360	84,958
Sun Cap Value Small Cap Portfolio	04	2004	12.813	14.946	90,880
Sun Cap Value Small Cap Portfolio	04	2003	9.185	12.813	90,211
Sun Cap Value Small Cap Portfolio	04	2002	11.747	9.185	101,904
Sun Cap Value Small Cap Portfolio	04	2001	10.951	11.747	18,671
Sun Cap Value Small Cap Portfolio	04	2000	10.000	10.951	0

Sun Cap Value Small Cap Portfolio	05	2005	14.883	15.280	77,866
Sun Cap Value Small Cap Portfolio	05	2004	12.772	14.883	96,356
Sun Cap Value Small Cap Portfolio	05	2003	9.165	12.772	88,135
Sun Cap Value Small Cap Portfolio	05	2002	11.734	9.165	88,381
Sun Cap Value Small Cap Portfolio	05	2001	10.949	11.734	27,017
Sun Cap Value Small Cap Portfolio	05	2000	10.000	10.949	574

Sun Cap Value Small Cap Portfolio	06	2005	14.789	15.160	115,221
Sun Cap Value Small Cap Portfolio	06	2004	12.711	14.789	124,434
Sun Cap Value Small Cap Portfolio	06	2003	9.135	12.711	119,890
Sun Cap Value Small Cap Portfolio	06	2002	11.713	9.135	127,642
Sun Cap Value Small Cap Portfolio	06	2001	10.946	11.713	23,387
Sun Cap Value Small Cap Portfolio	06	2000	10.000	10.946	0

Sun Capital All Cap Fund	01	2005	13.505	13.261	0
Sun Capital All Cap Fund	01	2004	11.343	13.505	0
Sun Capital All Cap Fund	01	2003	7.501	11.343	0
Sun Capital All Cap Fund	01	2002	10.000	7.501	0

Sun Capital All Cap Fund	02	2005	13.450	13.187	0
Sun Capital All Cap Fund	02	2004	11.314	13.450	0
Sun Capital All Cap Fund	02	2003	7.494	11.314	0
Sun Capital All Cap Fund	02	2002	10.000	7.494	0

Sun Capital All Cap Fund	03	2005	13.414	13.138	1,621
Sun Capital All Cap Fund	03	2004	11.295	13.414	1,419
Sun Capital All Cap Fund	03	2003	7.489	11.295	1,026
Sun Capital All Cap Fund	03	2002	10.000	7.489	0

Sun Capital All Cap Fund	04	2005	13.359	13.065	1,276
Sun Capital All Cap Fund	04	2004	11.266	13.359	2,004
Sun Capital All Cap Fund	04	2003	7.481	11.266	0
Sun Capital All Cap Fund	04	2002	10.000	7.481	0

Sun Capital All Cap Fund	05	2005	13.323	13.017	582
Sun Capital All Cap Fund	05	2004	11.247	13.323	606
Sun Capital All Cap Fund	05	2003	7.476	11.247	0
Sun Capital All Cap Fund	05	2002	10.000	7.476	0

Sun Capital All Cap Fund	06	2005	13.269	12.944	0
Sun Capital All Cap Fund	06	2004	11.218	13.269	0
Sun Capital All Cap Fund	06	2003	7.468	11.218	0
Sun Capital All Cap Fund	06	2002	10.000	7.468	0

Sun Capital Blue Chip Mid	01	2005	11.750	13.551	0
Sun Capital Blue Chip Mid	01	2004	10.229	11.750	0
Sun Capital Blue Chip Mid	01	2003	7.600	10.229	0
Sun Capital Blue Chip Mid	01	2002	9.030	7.600	0
Sun Capital Blue Chip Mid	01	2001	9.439	9.030	0
Sun Capital Blue Chip Mid	01	2000	10.000	9.439	0

Sun Capital Blue Chip Mid	02	2005	11.676	13.446	14,610
Sun Capital Blue Chip Mid	02	2004	10.181	11.676	21,150
Sun Capital Blue Chip Mid	02	2003	7.575	10.181	21,672
Sun Capital Blue Chip Mid	02	2002	9.014	7.575	23,658
Sun Capital Blue Chip Mid	02	2001	9.437	9.014	6,661
Sun Capital Blue Chip Mid	02	2000	10.000	9.437	0

Sun Capital Blue Chip Mid	03	2005	11.627	13.375	114,794
Sun Capital Blue Chip Mid	03	2004	10.148	11.627	136,844
Sun Capital Blue Chip Mid	03	2003	7.559	10.148	133,431
Sun Capital Blue Chip Mid	03	2002	9.004	7.559	128,953
Sun Capital Blue Chip Mid	03	2001	9.436	9.004	42,463
Sun Capital Blue Chip Mid	03	2000	10.000	9.436	37

Sun Capital Blue Chip Mid	04	2005	11.554	13.271	85,440
Sun Capital Blue Chip Mid	04	2004	10.100	11.554	107,715
Sun Capital Blue Chip Mid	04	2003	7.534	10.100	110,453
Sun Capital Blue Chip Mid	04	2002	8.988	7.534	119,933
Sun Capital Blue Chip Mid	04	2001	9.434	8.988	47,917
Sun Capital Blue Chip Mid	04	2000	10.000	9.434	380

Sun Capital Blue Chip Mid	05	2005	11.505	13.202	113,471
Sun Capital Blue Chip Mid	05	2004	10.067	11.505	142,061
Sun Capital Blue Chip Mid	05	2003	7.517	10.067	144,806
Sun Capital Blue Chip Mid	05	2002	8.978	7.517	146,446
Sun Capital Blue Chip Mid	05	2001	9.432	8.978	113,610
Sun Capital Blue Chip Mid	05	2000	10.000	9.432	2,580

Sun Capital Blue Chip Mid	06	2005	11.432	13.098	136,928
Sun Capital Blue Chip Mid	06	2004	10.019	11.432	158,039
Sun Capital Blue Chip Mid	06	2003	7.493	10.019	153,862
Sun Capital Blue Chip Mid	06	2002	8.962	7.493	134,657
Sun Capital Blue Chip Mid	06	2001	9.430	8.962	57,758
Sun Capital Blue Chip Mid	06	2000	10.000	9.430	0

Sun Capital Davis Venture Value Fund	01	2005	10.531	11.429	0
Sun Capital Davis Venture Value Fund	01	2004	9.469	10.531	0
Sun Capital Davis Venture Value Fund	01	2003	7.337	9.469	0
Sun Capital Davis Venture Value Fund	01	2002	8.859	7.337	0
Sun Capital Davis Venture Value Fund	01	2001	10.021	8.859	0
Sun Capital Davis Venture Value Fund	01	2000	10.000	10.021	0

Sun Capital Davis Venture Value Fund	02	2005	10.465	11.340	0
Sun Capital Davis Venture Value Fund	02	2004	9.424	10.465	10,799
Sun Capital Davis Venture Value Fund	02	2003	7.313	9.424	22,660
Sun Capital Davis Venture Value Fund	02	2002	8.843	7.313	10,498
Sun Capital Davis Venture Value Fund	02	2001	10.018	8.843	10,498
Sun Capital Davis Venture Value Fund	02	2000	10.000	10.018	0

Sun Capital Davis Venture Value Fund	03	2005	10.421	11.280	67,133
Sun Capital Davis Venture Value Fund	03	2004	9.394	10.421	72,816
Sun Capital Davis Venture Value Fund	03	2003	7.297	9.394	85,230
Sun Capital Davis Venture Value Fund	03	2002	8.833	7.297	86,026
Sun Capital Davis Venture Value Fund	03	2001	10.017	8.833	56,739
Sun Capital Davis Venture Value Fund	03	2000	10.000	10.017	50

Sun Capital Davis Venture Value Fund	04	2005	10.355	11.192	67,886
Sun Capital Davis Venture Value Fund	04	2004	9.349	10.355	77,110
Sun Capital Davis Venture Value Fund	04	2003	7.273	9.349	79,224
Sun Capital Davis Venture Value Fund	04	2002	8.817	7.273	79,298
Sun Capital Davis Venture Value Fund	04	2001	10.015	8.817	55,311
Sun Capital Davis Venture Value Fund	04	2000	10.000	10.015	0

Sun Capital Davis Venture Value Fund	05	2005	10.312	11.134	69,597
Sun Capital Davis Venture Value Fund	05	2004	9.319	10.312	113,935
Sun Capital Davis Venture Value Fund	05	2003	7.257	9.319	129,997
Sun Capital Davis Venture Value Fund	05	2002	8.807	7.257	138,591
Sun Capital Davis Venture Value Fund	05	2001	10.013	8.807	125,202
Sun Capital Davis Venture Value Fund	05	2000	10.000	10.013	0

Sun Capital Davis Venture Value Fund	06	2005	10.246	11.047	93,190
Sun Capital Davis Venture Value Fund	06	2004	9.274	10.246	99,523
Sun Capital Davis Venture Value Fund	06	2003	7.233	9.274	86,794
Sun Capital Davis Venture Value Fund	06	2002	8.792	7.233	84,962
Sun Capital Davis Venture Value Fund	06	2001	10.011	8.792	58,032
Sun Capital Davis Venture Value Fund	06	2000	10.000	10.011	0

Sun Capital Investment Grade Bond Fund	01	2005	12.998	13.108	0
Sun Capital Investment Grade Bond Fund	01	2004	12.350	12.998	0
Sun Capital Investment Grade Bond Fund	01	2003	11.388	12.350	0
Sun Capital Investment Grade Bond Fund	01	2002	10.946	11.388	0
Sun Capital Investment Grade Bond Fund	01	2001	10.321	10.946	0
Sun Capital Investment Grade Bond Fund	01	2000	10.000	10.321	0

Sun Capital Investment Grade Bond Fund	02	2005	12.916	13.006	0
Sun Capital Investment Grade Bond Fund	02	2004	12.291	12.916	22,791
Sun Capital Investment Grade Bond Fund	02	2003	11.351	12.291	25,220
Sun Capital Investment Grade Bond Fund	02	2002	10.927	11.351	27,803
Sun Capital Investment Grade Bond Fund	02	2001	10.319	10.927	27,803
Sun Capital Investment Grade Bond Fund	02	2000	10.000	10.319	0

Sun Capital Investment Grade Bond Fund	03	2005	12.862	12.938	77,568
Sun Capital Investment Grade Bond Fund	03	2004	12.252	12.862	87,844
Sun Capital Investment Grade Bond Fund	03	2003	11.326	12.252	104,224
Sun Capital Investment Grade Bond Fund	03	2002	10.914	11.326	158,014
Sun Capital Investment Grade Bond Fund	03	2001	10.317	10.914	82,066
Sun Capital Investment Grade Bond Fund	03	2000	10.000	10.317	47

Sun Capital Investment Grade Bond Fund	04	2005	12.781	12.837	54,386
Sun Capital Investment Grade Bond Fund	04	2004	12.193	12.781	61,681
Sun Capital Investment Grade Bond Fund	04	2003	11.289	12.193	69,236
Sun Capital Investment Grade Bond Fund	04	2002	10.895	11.289	60,231
Sun Capital Investment Grade Bond Fund	04	2001	10.315	10.895	72,798
Sun Capital Investment Grade Bond Fund	04	2000	10.000	10.315	0

Sun Capital Investment Grade Bond Fund	05	2005	12.727	12.770	53,868
Sun Capital Investment Grade Bond Fund	05	2004	12.154	12.727	58,120
Sun Capital Investment Grade Bond Fund	05	2003	11.265	12.154	74,906
Sun Capital Investment Grade Bond Fund	05	2002	10.882	11.265	83,657
Sun Capital Investment Grade Bond Fund	05	2001	10.313	10.882	120,850
Sun Capital Investment Grade Bond Fund	05	2000	10.000	10.313	0

Sun Capital Investment Grade Bond Fund	06	2005	12.647	12.670	80,072
Sun Capital Investment Grade Bond Fund	06	2004	12.096	12.647	82,520
Sun Capital Investment Grade Bond Fund	06	2003	11.228	12.096	89,734
Sun Capital Investment Grade Bond Fund	06	2002	10.863	11.228	95,008
Sun Capital Investment Grade Bond Fund	06	2001	10.311	10.863	98,737
Sun Capital Investment Grade Bond Fund	06	2000	10.000	10.311	0

Sun Capital Money Market Fund	01	2005	10.226	10.393	0
Sun Capital Money Market Fund	01	2004	10.264	10.226	0
Sun Capital Money Market Fund	01	2003	10.322	10.264	0
Sun Capital Money Market Fund	01	2002	10.320	10.322	0
Sun Capital Money Market Fund	01	2001	10.074	10.320	0
Sun Capital Money Market Fund	01	2000	10.000	10.074	0

Sun Capital Money Market Fund	02	2005	10.162	10.312	45,632
Sun Capital Money Market Fund	02	2004	10.215	10.162	59,102
Sun Capital Money Market Fund	02	2003	10.288	10.215	264
Sun Capital Money Market Fund	02	2002	10.302	10.288	24,518
Sun Capital Money Market Fund	02	2001	10.072	10.302	20,710
Sun Capital Money Market Fund	02	2000	10.000	10.072	0

Sun Capital Money Market Fund	03	2005	10.119	10.258	165,062
Sun Capital Money Market Fund	03	2004	10.183	10.119	191,231
Sun Capital Money Market Fund	03	2003	10.266	10.183	216,676
Sun Capital Money Market Fund	03	2002	10.290	10.266	399,105
Sun Capital Money Market Fund	03	2001	10.070	10.290	81,043
Sun Capital Money Market Fund	03	2000	10.000	10.070	5

Sun Capital Money Market Fund	04	2005	10.055	10.178	68,141
Sun Capital Money Market Fund	04	2004	10.134	10.055	78,062
Sun Capital Money Market Fund	04	2003	10.232	10.134	91,374
Sun Capital Money Market Fund	04	2002	10.272	10.232	101,657
Sun Capital Money Market Fund	04	2001	10.068	10.272	25,925
Sun Capital Money Market Fund	04	2000	10.000	10.068	3,906

Sun Capital Money Market Fund	05	2005	10.013	10.125	79,737
Sun Capital Money Market Fund	05	2004	10.102	10.013	123,415
Sun Capital Money Market Fund	05	2003	10.210	10.102	100,470
Sun Capital Money Market Fund	05	2002	10.260	10.210	139,733
Sun Capital Money Market Fund	05	2001	10.067	10.260	118,544
Sun Capital Money Market Fund	05	2000	10.000	10.067	0

Sun Capital Money Market Fund	06	2005	9.950	10.046	120,642
Sun Capital Money Market Fund	06	2004	10.053	9.950	183,265
Sun Capital Money Market Fund	06	2003	10.176	10.053	96,973
Sun Capital Money Market Fund	06	2002	10.242	10.176	158,289
Sun Capital Money Market Fund	06	2001	10.064	10.242	76,212
Sun Capital Money Market Fund	06	2000	10.000	10.064	0

Sun Capital Real Estate Fund	01	2005	22.283	24.170	0
Sun Capital Real Estate Fund	01	2004	16.900	22.283	0
Sun Capital Real Estate Fund	01	2003	12.570	16.900	0
Sun Capital Real Estate Fund	01	2002	12.209	12.570	0
Sun Capital Real Estate Fund	01	2001	10.968	12.209	0
Sun Capital Real Estate Fund	01	2000	10.000	10.968	0

Sun Capital Real Estate Fund	02	2005	22.143	23.982	7,127
Sun Capital Real Estate Fund	02	2004	16.820	22.143	11,891
Sun Capital Real Estate Fund	02	2003	12.529	16.820	16,160
Sun Capital Real Estate Fund	02	2002	12.188	12.529	15,865
Sun Capital Real Estate Fund	02	2001	10.966	12.188	4,635
Sun Capital Real Estate Fund	02	2000	10.000	10.966	0

Sun Capital Real Estate Fund	03	2005	22.050	23.857	83,945
Sun Capital Real Estate Fund	03	2004	16.766	22.050	87,641
Sun Capital Real Estate Fund	03	2003	12.501	16.766	99,273
Sun Capital Real Estate Fund	03	2002	12.174	12.501	104,456
Sun Capital Real Estate Fund	03	2001	10.964	12.174	10,385
Sun Capital Real Estate Fund	03	2000	10.000	10.964	18

Sun Capital Real Estate Fund	04	2005	21.911	23.671	38,025
Sun Capital Real Estate Fund	04	2004	16.686	21.911	45,904
Sun Capital Real Estate Fund	04	2003	12.461	16.686	56,720
Sun Capital Real Estate Fund	04	2002	12.153	12.461	52,923
Sun Capital Real Estate Fund	04	2001	10.962	12.153	13,751
Sun Capital Real Estate Fund	04	2000	10.000	10.962	0

Sun Capital Real Estate Fund	05	2005	21.819	23.547	49,885
Sun Capital Real Estate Fund	05	2004	16.633	21.819	61,772
Sun Capital Real Estate Fund	05	2003	12.433	16.633	73,021
Sun Capital Real Estate Fund	05	2002	12.138	12.433	70,998
Sun Capital Real Estate Fund	05	2001	10.960	12.138	22,211
Sun Capital Real Estate Fund	05	2000	10.000	10.960	557

Sun Capital Real Estate Fund	06	2005	21.681	23.363	72,697
Sun Capital Real Estate Fund	06	2004	16.553	21.681	69,157
Sun Capital Real Estate Fund	06	2003	12.393	16.553	72,290
Sun Capital Real Estate Fund	06	2002	12.117	12.393	67,825
Sun Capital Real Estate Fund	06	2001	10.958	12.117	17,653
Sun Capital Real Estate Fund	06	2000	10.000	10.958	0

Sun Capital Select Equity Fund	01	2005	10.000	10.000	0
Sun Capital Select Equity Fund	01	2004	7.088	10.000	0
Sun Capital Select Equity Fund	01	2003	5.472	7.088	0
Sun Capital Select Equity Fund	01	2002	7.637	5.472	0
Sun Capital Select Equity Fund	01	2001	9.220	7.637	0
Sun Capital Select Equity Fund	01	2000	10.000	9.220	0

Templeton Foreign Securities Fund Class 2	01	2005	16.034	17.471	0
Templeton Foreign Securities Fund Class 2	01	2004	13.679	16.034	0
Templeton Foreign Securities Fund Class 2	01	2003	10.461	13.679	0
Templeton Foreign Securities Fund Class 2	01	2002	10.000	10.461	0

Templeton Foreign Securities Fund Class 2	02	2005	15.979	17.385	0
Templeton Foreign Securities Fund Class 2	02	2004	13.653	15.979	0
Templeton Foreign Securities Fund Class 2	02	2003	10.457	13.653	0
Templeton Foreign Securities Fund Class 2	02	2002	10.000	10.457	0

Templeton Foreign Securities Fund Class 2	03	2005	15.943	17.328	8,444
Templeton Foreign Securities Fund Class 2	03	2004	13.635	15.943	8,309
Templeton Foreign Securities Fund Class 2	03	2003	10.454	13.635	11,519
Templeton Foreign Securities Fund Class 2	03	2002	10.000	10.454	5,084

Templeton Foreign Securities Fund Class 2	04	2005	15.888	17.242	3,886
Templeton Foreign Securities Fund Class 2	04	2004	13.609	15.888	5,625
Templeton Foreign Securities Fund Class 2	04	2003	10.450	13.609	5,789
Templeton Foreign Securities Fund Class 2	04	2002	10.000	10.450	0

Templeton Foreign Securities Fund Class 2	05	2005	15.852	17.185	5,657
Templeton Foreign Securities Fund Class 2	05	2004	13.592	15.852	8,456
Templeton Foreign Securities Fund Class 2	05	2003	10.447	13.592	5,223
Templeton Foreign Securities Fund Class 2	05	2002	10.000	10.447	0

Templeton Foreign Securities Fund Class 2	06	2005	15.798	17.100	3,742
Templeton Foreign Securities Fund Class 2	06	2004	13.566	15.798	3,393
Templeton Foreign Securities Fund Class 2	06	2003	10.443	13.566	2,544
Templeton Foreign Securities Fund Class 2	06	2002	10.000	10.443	0

Templeton Growth Securities Fund Class 2	01	2005	15.897	17.116	0
Templeton Growth Securities Fund Class 2	01	2004	13.854	15.897	0
Templeton Growth Securities Fund Class 2	01	2003	10.601	13.854	0
Templeton Growth Securities Fund Class 2	01	2002	10.000	10.601	0

Templeton Growth Securities Fund Class 2	02	2005	15.842	17.031	0
Templeton Growth Securities Fund Class 2	02	2004	13.827	15.842	0
Templeton Growth Securities Fund Class 2	02	2003	10.597	13.827	0
Templeton Growth Securities Fund Class 2	02	2002	10.000	10.597	0

Templeton Growth Securities Fund Class 2	03	2005	15.806	16.975	3,704
Templeton Growth Securities Fund Class 2	03	2004	13.810	15.806	2,598
Templeton Growth Securities Fund Class 2	03	2003	10.594	13.810	497
Templeton Growth Securities Fund Class 2	03	2002	10.000	10.594	0

Templeton Growth Securities Fund Class 2	04	2005	15.752	16.892	1,518
Templeton Growth Securities Fund Class 2	04	2004	13.783	15.752	238
Templeton Growth Securities Fund Class 2	04	2003	10.590	13.783	242
Templeton Growth Securities Fund Class 2	04	2002	10.000	10.590	0

Templeton Growth Securities Fund Class 2	05	2005	15.716	16.836	2,581
Templeton Growth Securities Fund Class 2	05	2004	13.766	15.716	2,276
Templeton Growth Securities Fund Class 2	05	2003	10.587	13.766	729
Templeton Growth Securities Fund Class 2	05	2002	10.000	10.587	0

Templeton Growth Securities Fund Class 2	06	2005	15.662	16.753	1,364
Templeton Growth Securities Fund Class 2	06	2004	13.740	15.662	13,805
Templeton Growth Securities Fund Class 2	06	2003	10.583	13.740	0
Templeton Growth Securities Fund Class 2	06	2002	10.000	10.583	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS.

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The expenses incurred by the registrant in connection with the issuance and distribution of the securities registered hereby, other than underwriting discounts and commissions, are as follows*:

SEC Registration Fee	$ 100
Printing and Engraving	15,000
Accounting Fees and Expenses	10,000
Legal Fees and Expenses	15,000

$40,100
-----------------

*   Except for SEC Registration Fee, all expenses are estimates

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Sun Life Assurance Company of Canada (U.S.)

Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), as amended March 14, 2004, provides for indemnification of directors and officers as follows:

"Section 8.01.  General.  The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, have reasonable cause to believe that his or her conduct was unlawful.

Section 8.02.  Actions by or in the Right of the Corporation.  The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 8.03  Indemnification Against Expenses.  To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 8.01 and 8.02 hereof, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 8.04.  Board Determinations.  Any indemnification under Sections 8.01 and 8.02 hereof (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Sections 8.01 and 8.02 hereof. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such disinterested directors or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

Section 8.05.  Advancement of Expenses.  Expenses including attorneys’ fees incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized by law or in this Article. Such expenses incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

Section 8.06.  Nonexclusive.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which any director, officer, employee or agent of the corporation seeking indemnification or advancement of expenses may be entitled under any other bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.07.  Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of applicable statutes, the certificate of incorporation or this Article.

Section 8.08.  Certain Definitions.  For purposes of this Article, (a) references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued; (b) references to "other enterprises" shall include employee benefit plans; (c) references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and (d) references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

Section 8.09.  Change in Governing Law.  In the event of any amendment or addition to Section 145 of the General Corporation Law of the State of Delaware or the addition of any other section to such law that limits indemnification rights thereunder, the corporation shall, to the extent permitted by the General Corporation Law of the State of Delaware, indemnify to the fullest extent authorized or permitted hereunder, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding."

ITEM 16. EXHIBITS

Exhibit

Number Description
------------------

(1)	Underwriting Agreement (Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998)

(4)(a)
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-41438, filed on September 25, 2000)

(4)(b)
Specimen Certificate to be used in connection with the Contract filed as Exhibit 4(a) (Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-41438,  filed on September 25, 2000)

(4)(c)
Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference from Pre-effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-41438, filed on September 25, 2000)

(4)(d)
Specimen Revised Specifications Page to be issued with Certificate filed in Exhibit 4(b) (Incorporated by reference from Post-Effective Amendment No. 2 to Form N-4 Registration Statement, File No. 333-41438, filed April, 2001)

(4)(e)
Specimen Revised Specifications Page to be issued with Individual Annuity Contract filed in Exhibit 4(c) (Incorporated by reference from Post-Effective Amendment No. 2 to Form N-4 Registration Statement, File No. 333-41438, filed April, 2001)

(5)	Opinion and Consent of Counsel regarding legality of annuity contracts providing for the market value adjustment interests being registered*
(23)(a)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

(23)(b)	Consent of Counsel (included as part of the opinion filed as Exhibit 5)

(24)	Powers of Attorney (included as part of the Signature pages to this Registration Statement)

*Filed herewith

ITEM 17. UNDERTAKINGS

(a) The undersigned Registrant hereby undertakes:

        (1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

Provided, however, that paragraphs (a)(1)(i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission  by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

        (2)  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (4)  That, each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in the registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

        (5)  That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that, in a primary offering of securities pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(ii)  any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)  any portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant;  and

(iv)  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Life Assurance Company of Canada (U.S.), certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3* and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wellesley Hills, Commonwealth of Massachusetts, on the 25th day of November, 2008.

Sun Life Assurance Company of Canada (U.S.)
(Registrant)

By: /s/ Westley V. Thompson
Westley V. Thompson
President, SLF U.S.

Attest:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President and Senior Counsel

SIGNATURES AND POWERS OF ATTORNEY

     We the undersigned officers and directors of Sun Life Assurance Company of Canada (U.S.) hereby constitute and appoint Susan J. Lazzo, Michael S. Bloom, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them singly, our attorneys-in-fact, with full power to any of them, to sign, for each of us, in our names and in the capacities indicated below, the Registration Statement of Sun Life Assurance Company of Canada (U.S.) on Form S-3 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson	President, SLF U.S. and Director	November 25, 2008
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen	Senior Vice President and Chief Financial Officer and	November 25, 2008
Ronald H. Friesen	Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran	Vice President and Chief Accounting Officer	November 25, 2008
Michael K. Moran	(Principal Accounting Officer)

/s/ Jon A. Boscia	Director	November 25, 2008
Jon A. Boscia

/s/ Scott M. Davis	Director	November 25, 2008
Scott M.Davis

/s/ Richard P. McKenney	Director	November 25, 2008
Richard P. McKenney

/s/ Terrence J. Mullen	Director	November 25, 2008
Terrence J. Mullen

* In making this representation the Registrant relies on Instruction 3 to the Signatures requirement for Form S-3 in that, to the extent that the registered securities have not received an investment grade rating, Registrant reasonably believes that such rating will be obtained before the first sale of those securities pursuant to this Registration Statement.